UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01400

Fidelity Contrafund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Contrafund®

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Contrafund®	32.58%	18.18%	15.40%
Class K	32.68%	18.29%	15.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund®, a class of the fund, on December 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Contrafund®.

Period Ending Values
$41,845	Fidelity® Contrafund®
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager William Danoff:  For the year, the fund's share classes gained about 33%, outperforming the 18.40% result of the benchmark S&P 500® Index. The primary contributor to performance versus the benchmark were stock picks and an overweighting in the information technology sector, especially within the software & services industry. Security selection in communication services and consumer discretionary also helped. The biggest individual contributor was an overweight position in Amazon.com (+76%), the fund's largest holding. Also boosting value was our outsized stake in Netflix, which gained 67%. Netflix was among our largest holdings. Another notable relative contributor was an overweighting in Adobe (+52%), which was one of the fund's biggest holdings. In contrast, the largest detractor from performance versus the benchmark was stock selection and an overweighting in the diversified financials industry. Also hurting the fund's relative result was an underweighting in health care. The fund's position in cash was a notable detractor. The biggest individual relative detractor by far was an underweight position in Apple (+82%), which was among our largest holdings. A second notable relative detractor was our outsized stake in Berkshire Hathaway (+2%). Another notable relative detractor was an underweighting in Citigroup (-20%). This period we reduced our stake. Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Amazon.com, Inc.	9.1
Facebook, Inc. Class A	8.5
Microsoft Corp.	5.2
Berkshire Hathaway, Inc. Class A	4.9
Salesforce.com, Inc.	3.5
Apple, Inc.	3.5
UnitedHealth Group, Inc.	3.1
Adobe, Inc.	2.8
Netflix, Inc.	2.8
Visa, Inc. Class A	2.6
46.0

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	34.1
Communication Services	18.8
Consumer Discretionary	14.4
Health Care	13.2
Financials	8.3

Asset Allocation (% of fund's net assets)

As of December 31, 2020 *
Stocks	98.4%
Convertible Securities	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 9.4%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 18.8%
Entertainment - 4.3%
Activision Blizzard, Inc.	11,433,106	$1,061,564
Live Nation Entertainment, Inc. (a)	159,700	11,735
Netflix, Inc. (a)	7,019,280	3,795,535
Nintendo Co. Ltd.	91,227	58,562
Sea Ltd. ADR (a)	249,266	49,616
Spotify Technology SA (a)	528,201	166,204
Take-Two Interactive Software, Inc. (a)	856,412	177,954
The Walt Disney Co.	2,633,905	477,211
		5,798,381
Interactive Media & Services - 13.3%
Alphabet, Inc.:
Class A (a)	1,796,198	3,148,088
Class C (a)	1,670,523	2,926,556
Facebook, Inc. Class A (a)	42,297,279	11,553,925
Match Group, Inc. (a)(b)	790,139	119,461
Pinterest, Inc. Class A (a)	341,620	22,513
Snap, Inc. Class A (a)	5,418,000	271,279
Tencent Holdings Ltd.	1,595,853	114,828
		18,156,650
Media - 0.4%
Charter Communications, Inc. Class A (a)	649,190	429,472
Comcast Corp. Class A	2,671,526	139,988
		569,460
Wireless Telecommunication Services - 0.8%
SoftBank Group Corp.	409,400	31,784
T-Mobile U.S., Inc.	7,818,186	1,054,282
		1,086,066

TOTAL COMMUNICATION SERVICES		25,610,557

CONSUMER DISCRETIONARY - 14.3%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	1,645,176	43,122
Harley-Davidson, Inc.	684,418	25,118
Hyundai Motor Co.	469,100	82,752
Tesla, Inc. (a)	82,991	58,564
Toyota Motor Corp.	1,868,603	144,200
XPeng, Inc. ADR (a)(b)	1,424,536	61,013
		414,769
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	144,435	26,837
Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc.	1,935,340	255,697
Airbnb, Inc. Class A	823,600	120,904
Chipotle Mexican Grill, Inc. (a)	262,111	363,472
Domino's Pizza, Inc.	174,729	67,002
DraftKings, Inc. Class A (a)(b)	928,071	43,211
Evolution Gaming Group AB (c)	922,695	92,763
Hilton Worldwide Holdings, Inc.	221,100	24,600
Marriott International, Inc. Class A	199,709	26,346
Penn National Gaming, Inc. (a)	524,279	45,282
Starbucks Corp.	469,636	50,242
		1,089,519
Household Durables - 0.4%
D.R. Horton, Inc.	2,415,908	166,504
Garmin Ltd.	1,048,869	125,508
Lennar Corp. Class A	2,248,776	171,424
Mohawk Industries, Inc. (a)	212,004	29,882
Sony Corp.	862,745	86,937
Whirlpool Corp.	124,844	22,533
		602,788
Internet & Direct Marketing Retail - 10.1%
Alibaba Group Holding Ltd. (a)	9,960,614	289,700
Alibaba Group Holding Ltd. sponsored ADR (a)	1,293,297	300,989
Amazon.com, Inc. (a)	3,781,672	12,316,648
Coupang unit (d)(e)	2,489,211	18,669
Doordash, Inc. (b)	289,000	41,255
Doordash, Inc.	963,350	123,766
eBay, Inc.	6,886,568	346,050
HelloFresh AG (a)	522,048	40,382
JD.com, Inc. Class A	2,668,292	117,518
Meituan Class B (a)	2,126,242	80,799
MercadoLibre, Inc. (a)	27,675	46,362
Pinduoduo, Inc. ADR (a)	74,700	13,272
Wayfair LLC Class A (a)	98,560	22,256
Zalando SE (a)(c)	274,347	30,516
ZOZO, Inc.	363,279	8,968
		13,797,150
Multiline Retail - 0.3%
B&M European Value Retail SA	8,504,818	60,036
Dollar General Corp.	1,556,947	327,426
Target Corp.	74,970	13,234
		400,696
Specialty Retail - 1.3%
Bed Bath & Beyond, Inc.	1,221,990	21,703
Best Buy Co., Inc.	1,312,730	130,997
Burlington Stores, Inc. (a)	41,500	10,854
Cazoo Holdings Ltd. (d)(e)	579,926	8,426
L Brands, Inc.	977,746	36,362
Lowe's Companies, Inc.	1,274,176	204,518
National Vision Holdings, Inc. (a)	256,200	11,603
O'Reilly Automotive, Inc. (a)	230,521	104,327
The Home Depot, Inc.	4,097,497	1,088,377
TJX Companies, Inc.	1,852,938	126,537
Williams-Sonoma, Inc.	107,000	10,897
		1,754,601
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	104,355	37,965
Allbirds, Inc. (a)(d)(e)	867,565	10,029
Capri Holdings Ltd. (a)	320,900	13,478
Deckers Outdoor Corp. (a)	622,506	178,522
Kering SA	16,738	12,154
lululemon athletica, Inc. (a)	383,450	133,452
LVMH Moet Hennessy Louis Vuitton SE	21,852	13,679
NIKE, Inc. Class B	7,128,534	1,008,474
On Holding AG (d)(e)	2,600	29,222
Tapestry, Inc.	499,373	15,521
		1,452,496

TOTAL CONSUMER DISCRETIONARY		19,538,856

CONSUMER STAPLES - 3.3%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	15,945	15,854
Constellation Brands, Inc. Class A (sub. vtg.)	491,083	107,572
Monster Beverage Corp. (a)	1,066,442	98,625
PepsiCo, Inc.	2,870,145	425,643
The Coca-Cola Co.	6,046,387	331,584
		979,278
Food & Staples Retailing - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,213,500	41,356
Costco Wholesale Corp.	3,303,535	1,244,706
Walmart, Inc.	3,808,744	549,030
		1,835,092
Household Products - 0.1%
Colgate-Palmolive Co.	713,375	61,001
Procter & Gamble Co.	340,479	47,374
Unicharm Corp.	102,154	4,840
		113,215
Personal Products - 1.1%
Estee Lauder Companies, Inc. Class A	5,143,358	1,369,110
L'Oreal SA	202,822	77,387
L'Oreal SA	203,839	77,775
		1,524,272

TOTAL CONSUMER STAPLES		4,451,857

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Hess Corp.	916,641	48,389
Reliance Industries Ltd.	13,820,339	375,576
		423,965
FINANCIALS - 8.3%
Banks - 1.5%
Bank of America Corp.	28,148,694	853,187
Citigroup, Inc.	324,333	19,998
HDFC Bank Ltd. sponsored ADR (a)	598,553	43,251
JPMorgan Chase & Co.	6,330,892	804,466
Kotak Mahindra Bank Ltd. (a)	4,038,866	110,328
M&T Bank Corp.	753,541	95,926
Royal Bank of Canada	451,841	37,126
		1,964,282
Capital Markets - 1.3%
BlackRock, Inc. Class A	926,212	668,299
MarketAxess Holdings, Inc.	122,487	69,886
Moody's Corp.	1,011,828	293,673
Morgan Stanley	6,191,514	424,304
MSCI, Inc.	436,928	195,101
NASDAQ, Inc.	99,755	13,241
S&P Global, Inc.	342,368	112,547
		1,777,051
Consumer Finance - 0.0%
Capital One Financial Corp.	390,300	38,581
Diversified Financial Services - 4.9%
Berkshire Hathaway, Inc. Class A (a)(b)	19,254	6,696,830
Insurance - 0.6%
Admiral Group PLC	5,651,588	224,592
American International Group, Inc.	1,932,363	73,159
Arthur J. Gallagher & Co.	204,044	25,242
Chubb Ltd.	489,951	75,413
Direct Line Insurance Group PLC	3,336,713	14,556
Fairfax Financial Holdings Ltd. (sub. vtg.)	88,293	30,093
GoHealth, Inc. (a)	512,902	7,006
Intact Financial Corp.	178,906	21,184
Intact Financial Corp. rights 12/31/21 (a)(d)(e)	176,100	18,607
Progressive Corp.	2,965,041	293,183
Selectquote, Inc. (b)	293,312	6,086
The Travelers Companies, Inc.	448,831	63,002
		852,123
Thrifts & Mortgage Finance - 0.0%
Rocket Cos., Inc. (a)(b)	417,637	8,445

TOTAL FINANCIALS		11,337,312

HEALTH CARE - 13.0%
Biotechnology - 2.8%
23andMe, Inc. (a)(d)(e)	166,622	2,891
AbbVie, Inc.	3,993,804	427,936
Acceleron Pharma, Inc. (a)	315,625	40,381
Allovir, Inc. (a)	328,290	12,619
Allovir, Inc.	1,281,457	46,796
Alnylam Pharmaceuticals, Inc. (a)	255,107	33,156
Argenx SE ADR (a)	213,710	62,850
Ascendis Pharma A/S sponsored ADR (a)	83,005	13,844
BeiGene Ltd. ADR (a)	152,909	39,510
Biohaven Pharmaceutical Holding Co. Ltd. (a)	168,092	14,407
BioNTech SE ADR (a)(b)	200,200	16,320
CSL Ltd.	109,022	23,801
Exact Sciences Corp. (a)	99,800	13,223
Generation Bio Co.	1,375,859	39,006
Genmab A/S (a)	118,804	48,174
Idorsia Ltd. (a)	3,303,249	95,323
Innovent Biologics, Inc. (a)(c)	12,928,857	136,836
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(e)	105,983	0
Kodiak Sciences, Inc. (a)	234,394	34,435
Kymera Therapeutics, Inc. (a)	209,893	13,013
Mirati Therapeutics, Inc. (a)	366,718	80,546
Regeneron Pharmaceuticals, Inc. (a)	2,243,047	1,083,638
Relay Therapeutics, Inc. (a)	524,192	21,785
Replimune Group, Inc. (a)	823,221	31,406
Sarepta Therapeutics, Inc. (a)	71,100	12,122
Seagen, Inc. (a)	547,549	95,898
Seer, Inc.	142,300	7,989
Turning Point Therapeutics, Inc. (a)	661,442	80,597
Vertex Pharmaceuticals, Inc. (a)	4,666,654	1,102,917
Zai Lab Ltd. (a)	718,216	95,783
Zai Lab Ltd. ADR (a)	422,550	57,188
		3,784,390
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	4,726,780	517,535
Alcon, Inc. (a)	178,319	11,765
Danaher Corp.	4,886,331	1,085,450
DexCom, Inc. (a)	1,485,719	549,300
Edwards Lifesciences Corp. (a)	3,841,113	350,425
Envista Holdings Corp. (a)	1,189,328	40,116
Hologic, Inc. (a)	2,406,169	175,241
Intuitive Surgical, Inc. (a)	684,654	560,115
Masimo Corp. (a)	418,180	112,231
Medtronic PLC	763,698	89,460
ResMed, Inc.	250,402	53,225
Sonova Holding AG Class B	98,943	25,734
Stryker Corp.	207,329	50,804
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	3,394,466	34,613
West Pharmaceutical Services, Inc.	203,207	57,571
		3,713,585
Health Care Providers & Services - 3.5%
Anthem, Inc.	198,610	63,772
Guardant Health, Inc. (a)	300,683	38,752
Henry Schein, Inc. (a)	776,340	51,906
Humana, Inc.	734,883	301,500
Owens & Minor, Inc.	1,522,058	41,172
Patterson Companies, Inc.	2,823,676	83,666
UnitedHealth Group, Inc.	12,131,703	4,254,346
		4,835,114
Health Care Technology - 0.2%
Change Healthcare, Inc. (a)	198,323	3,699
Veeva Systems, Inc. Class A (a)	1,087,210	295,993
		299,692
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	216,950	30,720
Adaptive Biotechnologies Corp. (a)	912,788	53,973
Agilent Technologies, Inc.	96,100	11,387
Bio-Rad Laboratories, Inc. Class A (a)	364,869	212,697
Eurofins Scientific SA (a)	830,562	69,636
IQVIA Holdings, Inc. (a)	711,773	127,528
Mettler-Toledo International, Inc. (a)	635,366	724,114
PerkinElmer, Inc.	352,379	50,566
Sartorius Stedim Biotech	39,481	14,045
Thermo Fisher Scientific, Inc.	1,996,233	929,805
WuXi AppTec Co. Ltd. (H Shares) (c)	4,251,299	83,244
		2,307,715
Pharmaceuticals - 2.1%
AstraZeneca PLC sponsored ADR	7,431,407	371,496
Bristol-Myers Squibb Co.	3,238,367	200,876
Eli Lilly & Co.	5,699,329	962,275
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	13,214,081	64,089
Horizon Therapeutics PLC (a)	3,607,761	263,908
Jazz Pharmaceuticals PLC (a)	822,112	135,690
Merck & Co., Inc.	1,956,252	160,021
Roche Holding AG (participation certificate)	37,428	13,036
Royalty Pharma PLC	4,023,695	201,386
Supernus Pharmaceuticals, Inc. (a)	227,060	5,713
UCB SA	681,578	70,342
Zoetis, Inc. Class A	2,217,299	366,963
		2,815,795

TOTAL HEALTH CARE		17,756,291

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	101,553	12,443
HEICO Corp. Class A	433,477	50,743
Lockheed Martin Corp.	299,124	106,183
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	295,578	79,806
Class C (a)(d)(e)	12,991	3,508
		252,683
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	240,758	22,600
United Parcel Service, Inc. Class B	3,667,373	617,586
		640,186
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	109,600	12,054
Building Products - 0.5%
Carrier Global Corp.	1,740,024	65,634
Fortune Brands Home & Security, Inc.	3,390,449	290,629
The AZEK Co., Inc.	616,709	23,712
Toto Ltd.	2,975,292	178,653
Trane Technologies PLC	834,242	121,099
		679,727
Commercial Services & Supplies - 0.3%
Cintas Corp.	766,028	270,760
Clean TeQ Holdings Ltd. (a)(b)(f)	46,865,197	9,033
TulCo LLC (a)(d)(e)(g)	140,771	78,276
		358,069
Electrical Equipment - 0.6%
Acuity Brands, Inc.	493,286	59,732
AMETEK, Inc.	462,538	55,939
Vestas Wind Systems A/S	3,219,468	760,533
		876,204
Industrial Conglomerates - 0.2%
General Electric Co.	20,329,675	219,560
Honeywell International, Inc.	54,100	11,507
		231,067
Machinery - 0.5%
Deere & Co.	1,056,450	284,238
Fortive Corp.	628,245	44,492
IDEX Corp.	209,119	41,657
Illinois Tool Works, Inc.	511,126	104,208
Ingersoll Rand, Inc. (a)	935,731	42,632
Otis Worldwide Corp.	399,853	27,010
PACCAR, Inc.	1,398,855	120,693
Pentair PLC	224,698	11,929
		676,859
Professional Services - 0.5%
Clarivate Analytics PLC (a)	10,093,593	299,881
CoStar Group, Inc. (a)	260,414	240,695
Equifax, Inc.	71,442	13,777
Experian PLC	2,983,338	113,333
Verisk Analytics, Inc.	240,393	49,903
		717,589
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	791,860	274,672
Uber Technologies, Inc. (a)	915,425	46,687
Union Pacific Corp.	1,415,783	294,794
		616,153
Trading Companies & Distributors - 0.0%
Fastenal Co.	481,316	23,503
W.W. Grainger, Inc.	80,675	32,943
		56,446

TOTAL INDUSTRIALS		5,117,037

INFORMATION TECHNOLOGY - 33.8%
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	11,602,798	1,517,298
Keysight Technologies, Inc. (a)	204,320	26,989
Samsung SDI Co. Ltd.	212,300	122,495
Vontier Corp. (a)	889,426	29,707
Zebra Technologies Corp. Class A (a)	249,804	96,007
		1,792,496
IT Services - 8.7%
Accenture PLC Class A	3,231,947	844,217
Adyen BV (a)(c)	239,218	555,833
ASAC II LP (a)(d)(e)	39,494,500	6,635
MasterCard, Inc. Class A	5,032,210	1,796,197
MongoDB, Inc. Class A (a)	1,523,634	547,046
Okta, Inc. (a)	3,468,574	881,920
PayPal Holdings, Inc. (a)	8,593,692	2,012,643
Shopify, Inc. Class A (a)	822,921	929,217
Snowflake Computing, Inc. (b)	445,347	125,321
Snowflake Computing, Inc. Class B	88,269	23,597
Square, Inc. (a)	1,194,405	259,950
Twilio, Inc. Class A (a)	842,536	285,198
Visa, Inc. Class A (b)	15,919,022	3,481,968
Wix.com Ltd. (a)	20,425	5,105
		11,754,847
Semiconductors & Semiconductor Equipment - 5.9%
Advanced Micro Devices, Inc. (a)	9,715,659	891,023
Analog Devices, Inc.	1,197,706	176,937
Applied Materials, Inc.	1,580,154	136,367
ASML Holding NV	346,999	169,238
Enphase Energy, Inc. (a)	1,106,657	194,185
First Solar, Inc. (a)	327,751	32,421
Inphi Corp. (a)	49,516	7,946
KLA-Tencor Corp.	211,186	54,678
Lam Research Corp.	1,458,655	688,879
Lattice Semiconductor Corp. (a)	2,478,921	113,584
Marvell Technology Group Ltd.	3,580,200	170,203
MaxLinear, Inc. Class A (a)	93,338	3,565
Microchip Technology, Inc.	85,600	11,822
Monolithic Power Systems, Inc.	44,249	16,205
NVIDIA Corp.	4,081,380	2,131,297
NXP Semiconductors NV	792,682	126,044
Qorvo, Inc. (a)	1,622,267	269,734
Qualcomm, Inc.	14,366,095	2,188,531
Semtech Corp. (a)	1,416,803	102,137
Skyworks Solutions, Inc.	845,768	129,301
Synaptics, Inc. (a)(f)	2,191,994	211,308
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,792,223	195,424
Texas Instruments, Inc.	307,132	50,410
		8,071,239
Software - 14.3%
Adobe, Inc. (a)	7,695,991	3,848,919
ANSYS, Inc. (a)	39,968	14,540
Atlassian Corp. PLC (a)	2,322,744	543,220
Autodesk, Inc. (a)	88,000	26,870
C3.Ai, Inc. (b)	90,300	12,529
Cadence Design Systems, Inc. (a)	991,316	135,245
Ceridian HCM Holding, Inc. (a)	558,156	59,477
Cloudflare, Inc. (a)	8,228,351	625,272
Coupa Software, Inc. (a)	1,010,948	342,620
Crowdstrike Holdings, Inc. (a)	235,312	49,844
Datadog, Inc. Class A (a)	1,656,363	163,052
DocuSign, Inc. (a)	55,500	12,338
Dropbox, Inc. Class A (a)	4,036,687	89,574
Dynatrace, Inc. (a)	2,218,925	96,013
Epic Games, Inc. (d)(e)	123,700	71,128
Fair Isaac Corp. (a)	24,989	12,770
Intuit, Inc.	1,028,598	390,713
Microsoft Corp.	32,106,659	7,141,163
Nuance Communications, Inc. (a)	1,206,546	53,197
Palo Alto Networks, Inc. (a)	77,398	27,506
Paycom Software, Inc. (a)	68,944	31,180
Rapid7, Inc. (a)	130,756	11,789
RingCentral, Inc. (a)	169,201	64,122
Salesforce.com, Inc. (a)	21,691,628	4,827,038
ServiceNow, Inc. (a)	907,249	499,377
Slack Technologies, Inc. Class A (a)	2,009,883	84,897
SVMK, Inc. (a)	682,593	17,440
Tanium, Inc. Class B (a)(d)(e)	6,742,751	76,835
Tenable Holdings, Inc. (a)	302,800	15,824
Workday, Inc. Class A (a)	359,487	86,137
Xero Ltd. (a)	418,397	47,359
Zoom Video Communications, Inc. Class A (a)	28,656	9,666
Zscaler, Inc. (a)	153,700	30,695
		19,518,349
Technology Hardware, Storage & Peripherals - 3.6%
Apple, Inc.	35,765,139	4,745,676
Dell Technologies, Inc. (a)	262,842	19,264
Samsung Electronics Co. Ltd.	2,140,600	159,305
		4,924,245

TOTAL INFORMATION TECHNOLOGY		46,061,176

MATERIALS - 2.4%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	336,014	91,806
Growmax Resources Corp. (a)(c)(e)	3,011,953	130
LG Chemical Ltd.	43,079	32,614
Sherwin-Williams Co.	1,068,768	785,448
Westlake Chemical Corp.	193,052	15,753
		925,751
Containers & Packaging - 0.1%
Silgan Holdings, Inc.	1,565,739	58,058
WestRock Co.	643,260	28,001
		86,059
Metals & Mining - 1.6%
Agnico Eagle Mines Ltd. (Canada)	1,099,977	77,419
B2Gold Corp.	47,565,779	266,434
Barrick Gold Corp. (Canada)	19,841,121	452,033
Franco-Nevada Corp.	4,371,968	548,170
Freeport-McMoRan, Inc.	5,822,542	151,503
Gatos Silver, Inc.	2,900,078	37,788
Ivanhoe Mines Ltd. (a)	44,739,786	241,115
Ivanhoe Mines Ltd. (a)(c)	12,888,893	69,462
Lundin Gold, Inc. (a)	2,311,578	19,849
Newmont Corp.	3,820,445	228,806
Northern Star Resources Ltd.	2,352,749	23,018
Novagold Resources, Inc. (a)	7,154,439	69,246
		2,184,843

TOTAL MATERIALS		3,196,653

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	509,631	114,392
Equity Commonwealth	1,818,465	49,608
Prologis (REIT), Inc.	567,307	56,538
Simon Property Group, Inc.	331,035	28,231
		248,769
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)(e)	53,694	453

TOTAL REAL ESTATE		249,222

UTILITIES - 0.2%
Electric Utilities - 0.2%
Iberdrola SA	2,016,804	28,827
NextEra Energy, Inc.	696,363	53,724
PG&E Corp. (a)	17,468,679	217,660
		300,211
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	1,390,055	32,666

TOTAL UTILITIES		332,877

TOTAL COMMON STOCKS
(Cost $46,998,425)		134,075,803

Preferred Stocks - 1.0%
Convertible Preferred Stocks - 1.0%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (d)(e)	3,182	13,077
Specialty Retail - 0.1%
Aurora Innovation, Inc. Series B (a)(d)(e)	2,121,140	19,600
Fanatics, Inc. Series E (d)(e)	1,673,822	28,940
		48,540
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	342,405	3,958
Series B (a)(d)(e)	60,155	695
Series C (a)(d)(e)	574,905	6,646
Series Seed (a)(d)(e)	183,970	2,127
		13,426
TOTAL CONSUMER DISCRETIONARY		75,043
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (a)(d)(e)	154,611	65,759
HEALTH CARE - 0.2%
Biotechnology - 0.1%
23andMe, Inc.:
Series E (a)(d)(e)	664,987	11,538
Series F (a)(d)(e)	3,348,986	58,105
Series F1 (d)(e)	754,793	13,096
Intarcia Therapeutics, Inc. Series CC (a)(d)(e)	2,100,446	0
Nuvation Bio, Inc. Series A (a)(d)	35,794,400	70,157
		152,896
Health Care Providers & Services - 0.1%
Get Heal, Inc. Series B (a)(d)(e)	35,877,127	1,032
Mulberry Health, Inc.:
Series A-8 (a)(d)(e)	7,960,894	77,662
Series A-9 (a)(d)(e)	600,009	5,869
Series A12 (d)(e)	683,461	6,626
Series AA-9 (a)(d)(e)	49,783	483
		91,672
TOTAL HEALTH CARE		244,568
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Relativity Space, Inc. Series D (d)(e)	1,673,085	24,974
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	558,215	150,718
Series H (a)(d)(e)	120,282	32,476
Series N (d)(e)	428,458	115,684
		323,852
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (d)(e)	1,317,166	42,978
Commercial Services & Supplies - 0.0%
ZenPayroll, Inc. Series D (a)(d)(e)	2,436,137	32,431
TOTAL INDUSTRIALS		399,261
INFORMATION TECHNOLOGY - 0.3%
IT Services - 0.1%
ByteDance Ltd. Series E1 (d)(e)	653,587	71,616
Software - 0.2%
Affirm, Inc.:
Series F (a)(d)	2,371,275	104,573
Series G (d)	2,344,983	103,414
Series G1 (d)	431,811	19,043
Carbon, Inc.:
Series D (a)(d)(e)	915,425	34,859
Series E (a)(d)(e)	81,735	3,152
Delphix Corp. Series D (a)(d)(e)	3,712,687	28,254
Nuro, Inc. Series C (d)(e)	3,293,118	42,990
		336,285
TOTAL INFORMATION TECHNOLOGY		407,901
MATERIALS - 0.1%
Metals & Mining - 0.1%
High Power Exploration, Inc. Series A (a)(d)(e)	12,577,747	66,285
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc.:
Series E (a)(d)(e)	5,464,465	46,065
Series F (a)(d)(e)	253,732	2,139
		48,204

TOTAL CONVERTIBLE PREFERRED STOCKS		1,307,021

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (d)(e)	18,932	275
Series B (d)(e)	331,469	4,816
Series C (d)(e)	6,729	98
Series D (d)(e)	1,184,131	17,205
		22,394
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series G (a)(e)	46,145	19,626

TOTAL NONCONVERTIBLE PREFERRED STOCKS		42,020

TOTAL PREFERRED STOCKS
(Cost $1,159,369)		1,349,041
	Principal Amount (000s)	Value (000s)

Preferred Securities - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21 (Cost $9,273)(d)(e)	9,273	12,349
	Shares	Value (000s)

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.11% (h)	1,128,296,591	1,128,522
Fidelity Securities Lending Cash Central Fund 0.11% (h)(i)	453,788,479	453,834
TOTAL MONEY MARKET FUNDS
(Cost $1,582,354)		1,582,356
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $49,749,421)		137,019,549
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(724,291)
NET ASSETS - 100%		$136,295,258

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,067,486,000 or 0.8% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,746,248,000 or 1.3% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc.	12/7/18	$2,799
23andMe, Inc. Series E	6/18/15	$7,200
23andMe, Inc. Series F	8/31/17	$46,498
23andMe, Inc. Series F1	12/9/20	$13,096
Affirm, Inc. Series F	3/22/19	$31,261
Affirm, Inc. Series G	9/11/20	$46,727
Affirm, Inc. Series G1	4/29/20	$7,287
Allbirds, Inc.	10/9/18	$9,515
Allbirds, Inc. Series A	10/9/18	$3,755
Allbirds, Inc. Series B	10/9/18	$660
Allbirds, Inc. Series C	10/9/18	$6,305
Allbirds, Inc. Series Seed	10/9/18	$2,018
ASAC II LP	10/10/13	$3,041
Aurora Innovation, Inc. Series B	3/1/19	$19,600
ByteDance Ltd. Series E1	11/18/20	$71,616
Carbon, Inc. Series D	12/15/17	$21,376
Carbon, Inc. Series E	3/22/19	$2,288
Cazoo Holdings Ltd.	9/30/20	$7,951
Cazoo Holdings Ltd. Series A	9/30/20	$260
Cazoo Holdings Ltd. Series B	9/30/20	$4,544
Cazoo Holdings Ltd. Series C	9/30/20	$92
Cazoo Holdings Ltd. Series D	9/30/20	$16,234
Coupang unit	6/12/20	$18,669
Delphix Corp. Series D	7/10/15	$33,414
Epic Games, Inc.	7/13/20 - 7/30/20	$71,128
Fanatics, Inc. Series E	8/13/20	$28,940
Get Heal, Inc. Series B	11/7/16	$10,944
High Power Exploration, Inc. Series A	11/15/19	$66,285
Intact Financial Corp. rights 12/31/21	11/13/20	$18,023
Intarcia Therapeutics, Inc. Series CC	11/14/12	$28,629
Intarcia Therapeutics, Inc. 6% 7/18/21	1/3/20	$9,273
Mulberry Health, Inc. Series A-8	1/20/16	$53,774
Mulberry Health, Inc. Series A-9	3/23/18	$4,281
Mulberry Health, Inc. Series A12	12/23/20	$6,626
Mulberry Health, Inc. Series AA-9	3/23/18	$145
Nuro, Inc. Series C	10/30/20	$42,990
Nuvation Bio, Inc. Series A	6/17/19	$27,612
On Holding AG	2/6/20	$23,693
Relativity Space, Inc. Series D	11/20/20	$24,974
Roofoods Ltd. Series F	9/12/17	$54,666
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$30,689
Space Exploration Technologies Corp. Class C	9/11/17	$1,754
Space Exploration Technologies Corp. Series G	1/20/15	$43,239
Space Exploration Technologies Corp. Series H	8/4/17	$16,238
Space Exploration Technologies Corp. Series N	8/4/20	$115,684
Tanium, Inc. Class B	4/21/17 - 9/18/20	$57,901
TulCo LLC	8/24/17 - 9/7/18	$52,173
WeWork Companies, Inc. Class A	6/23/15	$1,766
WeWork Companies, Inc. Series E	6/23/15	$179,724
WeWork Companies, Inc. Series F	12/1/16	$12,735
ZenPayroll, Inc. Series D	7/16/19	$32,431
Zipline International, Inc. Series E	12/21/20	$42,978
Zomato Pvt Ltd. Series J7	12/9/20	$12,960

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$3,153
Fidelity Securities Lending Cash Central Fund	839
Total	$3,992

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Amphenol Corp. Class A	$2,118,854	$11,978	$732,560	$14,243	$360,984	$(241,957)	$--
Birchcliff Energy Ltd.	39,679	--	12,323	261	(94,060)	66,704	--
Birchcliff Energy Ltd.	1,369	--	924	--	(4,343)	3,898	--
Centennial Resource Development, Inc. Class A	92,428	--	7,709	--	(311,412)	226,693	--
Clean TeQ Holdings Ltd.	5,734	1,450	141	--	(688)	2,678	9,033
Synaptics, Inc.	31,550	118,184	3,345	--	928	63,991	211,308
Total	$2,289,614	$131,612	$757,002	$14,504	$(48,591)	$122,007	$220,341

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$25,610,557	$25,405,383	$205,174	$--
Consumer Discretionary	19,636,293	18,239,387	1,233,123	163,783
Consumer Staples	4,537,242	4,296,695	155,162	85,385
Energy	423,965	423,965	--	--
Financials	11,337,312	11,318,705	--	18,607
Health Care	18,000,859	17,428,554	395,003	177,302
Industrials	5,516,298	4,081,581	873,866	560,851
Information Technology	46,469,077	45,327,148	806,460	335,469
Materials	3,262,938	3,196,523	--	66,415
Real Estate	297,426	248,769	--	48,657
Utilities	332,877	332,877	--	--
Preferred Securities	12,349	--	--	12,349
Money Market Funds	1,582,356	1,582,356	--	--
Total Investments in Securities:	$137,019,549	$131,881,943	$3,668,788	$1,468,818

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$1,115,451
Net Realized Gain (Loss) on Investment Securities	5,604
Net Unrealized Gain (Loss) on Investment Securities	3,235
Cost of Purchases	573,017
Proceeds of Sales	(35,041)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(193,448)
Ending Balance	$1,468,818
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2020	$2,534

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $436,421) — See accompanying schedule: Unaffiliated issuers (cost $47,985,293)	$135,216,852
Fidelity Central Funds (cost $1,582,354)	1,582,356
Other affiliated issuers (cost $181,774)	220,341
Total Investment in Securities (cost $49,749,421)		$137,019,549
Cash		639
Restricted cash		9,492
Receivable for investments sold		26,479
Receivable for fund shares sold		65,509
Dividends receivable		20,411
Distributions receivable from Fidelity Central Funds		397
Prepaid expenses		159
Other receivables		17,224
Total assets		137,159,859
Liabilities
Payable for fund shares redeemed	$287,757
Accrued management fee	79,763
Other affiliated payables	12,272
Other payables and accrued expenses	31,158
Collateral on securities loaned	453,651
Total liabilities		864,601
Net Assets		$136,295,258
Net Assets consist of:
Paid in capital		$46,411,513
Total accumulated earnings (loss)		89,883,745
Net Assets		$136,295,258
Net Asset Value and Maximum Offering Price
Contrafund:
Net Asset Value, offering price and redemption price per share ($113,099,730 ÷ 6,742,423 shares)		$16.77
Class K:
Net Asset Value, offering price and redemption price per share ($23,195,528 ÷ 1,379,846 shares)		$16.81

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Dividends (including $14,504 earned from other affiliated issuers)		$757,269
Interest		38
Income from Fidelity Central Funds (including $839 from security lending)		3,992
Total income		761,299
Expenses
Management fee
Basic fee	$652,005
Performance adjustment	242,590
Transfer agent fees	133,225
Accounting fees	3,760
Custodian fees and expenses	1,275
Independent trustees' fees and expenses	695
Registration fees	629
Audit	243
Legal	185
Interest	77
Miscellaneous	1,303
Total expenses before reductions	1,035,987
Expense reductions	(3,718)
Total expenses after reductions		1,032,269
Net investment income (loss)		(270,970)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,074)	15,754,090
Fidelity Central Funds	(96)
Other affiliated issuers	(48,591)
Foreign currency transactions	(1,763)
Total net realized gain (loss)		15,703,640
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,044)	19,472,167
Fidelity Central Funds	1
Other affiliated issuers	122,007
Assets and liabilities in foreign currencies	456
Total change in net unrealized appreciation (depreciation)		19,594,631
Net gain (loss)		35,298,271
Net increase (decrease) in net assets resulting from operations		$35,027,301

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(270,970)	$(4,338)
Net realized gain (loss)	15,703,640	9,438,477
Change in net unrealized appreciation (depreciation)	19,594,631	21,180,293
Net increase (decrease) in net assets resulting from operations	35,027,301	30,614,432
Distributions to shareholders	(10,341,456)	(5,019,205)
Share transactions - net increase (decrease)	(8,115,065)	(14,000,174)
Total increase (decrease) in net assets	16,570,780	11,595,053
Net Assets
Beginning of period	119,724,478	108,129,425
End of period	$136,295,258	$119,724,478

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund

Years ended December 31,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.71	$11.01	$12.24	$9.85	$9.89
Income from Investment Operations
Net investment income (loss)B	(.04)	–C	–C	.01	.03
Net realized and unrealized gain (loss)	4.44	3.27	(.22)	3.14	.31
Total from investment operations	4.40	3.27	(.22)	3.15	.34
Distributions from net investment income	–	–	–	(.01)	(.03)
Distributions from net realized gain	(1.34)	(.57)	(1.01)	(.75)	(.35)
Total distributions	(1.34)	(.57)	(1.01)	(.76)	(.38)
Net asset value, end of period	$16.77	$13.71	$11.01	$12.24	$9.85
Total ReturnD	32.58%	29.98%	(2.13)%	32.21%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.85%	.82%	.74%	.68%
Expenses net of fee waivers, if any	.86%	.85%	.81%	.74%	.68%
Expenses net of all reductions	.85%	.85%	.81%	.74%	.68%
Net investment income (loss)	(.23)%	(.02)%	.01%	.08%	.29%
Supplemental Data
Net assets, end of period (in millions)	$113,100	$97,098	$82,628	$89,874	$73,035
Portfolio turnover rateG	32%H	26%H	32%H	29%H	41%H

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Contrafund Class K

Years ended December 31,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$13.73	$11.01	$12.24	$9.84	$9.88
Income from Investment Operations
Net investment income (loss)B	(.02)	.01	.01	.02	.04
Net realized and unrealized gain (loss)	4.44	3.28	(.23)	3.14	.31
Total from investment operations	4.42	3.29	(.22)	3.16	.35
Distributions from net investment income	–	–	–	(.02)	(.04)
Distributions from net realized gain	(1.34)	(.57)	(1.01)	(.74)	(.35)
Total distributions	(1.34)	(.57)	(1.01)	(.76)	(.39)
Net asset value, end of period	$16.81	$13.73	$11.01	$12.24	$9.84
Total ReturnC	32.68%	30.17%	(2.07)%	32.34%	3.48%
Ratios to Average Net AssetsD,E
Expenses before reductions	.78%	.77%	.73%	.65%	.58%
Expenses net of fee waivers, if any	.78%	.76%	.73%	.65%	.58%
Expenses net of all reductions	.78%	.76%	.72%	.65%	.58%
Net investment income (loss)	(.16)%	.06%	.10%	.17%	.39%
Supplemental Data
Net assets, end of period (in millions)	$23,196	$22,626	$25,502	$32,699	$29,031
Portfolio turnover rateF	32%G	26%G	32%G	29%G	41%G

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on August 10, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Contrafund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Contrafund and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$1,437,731	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5 – 34.7/7.5	Increase
			Discount rate	25.0% - 65.7%/51.0%	Decrease
			Premium rate	92.6% - 483.5%/316.8%	Increase
			Discount for lack of marketability	10.0% - 20.0%/16.2%	Decrease
			Conversion ratio	1.0	Increase
		Recovery value	Recovery value	0.0% - 0.2%/0.2%	Increase
		Market approach	Transaction price	$0.03 - $575.00/$138.99	Increase
Preferred Securities	$12,349	Market comparable	Premium Rate	20.0%	Increase
		Recovery value	Recovery value	100.0%	Increase
		Interest Accrual	Interest rate	6.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Contrafund	$5,950

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, redemptions in kind, partnerships, deferred trustees compensation and losses deferred to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$87,244,506
Gross unrealized depreciation	(467,724)
Net unrealized appreciation (depreciation)	$86,776,782
Tax Cost	$50,242,767

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$3,135,826
Net unrealized appreciation (depreciation) on securities and other investments	$86,777,292

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Long-term Capital Gains	$10,341,456	$5,019,205

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund	87,768.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund	39,347,895	56,310,291

Unaffiliated Redemptions In-Kind. During the period, 180,084 shares of the Fund were redeemed in-kind for investments and cash with a value of $2,741,984. The net realized gain of $1,990,002 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 502,341 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $6,406,178. The Fund had a net realized gain of $4,021,010 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/-.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Contrafund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Contrafund	$123,678.12
Class K	9,547.04
	$133,225

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Contrafund	–(a)

 (a) Amount represents less than .005%.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund	$981

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Contrafund	Borrower	$258,734	1.78%	$77

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $2,751,731 and 4,543,158, respectively.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 13,204 shares of the Fund were redeemed in-kind for investments and cash with a value of $179,130. The Fund had a net realized gain of $122,459 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $702.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Contrafund	$279

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund	$142	$5	$3,204

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $3,236 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $478.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Contrafund	$8,564,833	$3,992,140
Class K	1,776,623	1,027,065
Total	$10,341,456	$5,019,205

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Contrafund
Shares sold	595,726	507,277	$8,778,483	$6,458,090
Reinvestment of distributions	497,404	286,215	8,005,656	3,742,055
Shares redeemed	(1,433,309)	(1,218,146)(a),(b)	(21,006,503)	(15,635,943)(a),(b)
Net increase (decrease)	(340,179)	(424,654)	$(4,222,364)	$(5,435,798)
Class K
Shares sold	262,661	236,454	$3,878,994	$3,005,530
Reinvestment of distributions	110,301	78,740	1,776,528	1,026,783
Shares redeemed	(641,608)(c)	(983,000)(a)	(9,548,223)(c)	(12,596,689)(a)
Net increase (decrease)	(268,646)	(667,806)	$(3,892,701)	$(8,564,376)

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

(Amounts in thousands except percentages)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (Collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Contrafund
Contrafund	.84%
Actual		$1,000.00	$1,210.10	$4.67
Hypothetical-C		$1,000.00	$1,020.91	$4.27
Class K	.76%
Actual		$1,000.00	$1,210.40	$4.22
Hypothetical-C		$1,000.00	$1,021.32	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of the Fidelity Contrafund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Contrafund	02/16/21	02/12/21	$0.400
Class K	02/16/21	02/12/21	$0.400

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $13,372,199,428, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	72,344,109,590.115	94.971
Withheld	3,830,453,053.232	5.029
TOTAL	76,174,562,643.346	100.000
Donald F. Donahue
Affirmative	72,379,829,662.975	95.018
Withheld	3,794,732,980.371	4.982
TOTAL	76,174,562,643.346	100.000
Bettina Doulton
Affirmative	72,672,607,741.197	95.403
Withheld	3,501,954,902.150	4.597
TOTAL	76,174,562,643.346	100.000
Vicki L. Fuller
Affirmative	76,174,562,643.346	95.665
Withheld	3,302,170,904.495	4.335
TOTAL	76,174,562,643.346	100.000
Patricia L. Kampling
Affirmative	72,440,745,750.200	95.098
Withheld	3,733,816,893.146	4.902
TOTAL	76,174,562,643.346	100.000
Alan J. Lacy
Affirmative	71,928,556,631.631	94.426
Withheld	4,246,006,011.716	5.574
TOTAL	76,174,562,643.346	100.000
Ned C. Lautenbach
Affirmative	71,259,860,753.748	93.548
Withheld	4,914,701,889.598	6.452
TOTAL	76,174,562,643.346	100.000
Robert A. Lawrence
Affirmative	72,022,885,128.366	94.550
Withheld	4,151,677,514.980	5.450
TOTAL	76,174,562,643.346	100.000
Joseph Mauriello
Affirmative	71,805,724,118.522	94.265
Withheld	4,368,838,524.824	5.735
TOTAL	76,174,562,643.346	100.000
Cornelia M. Small
Affirmative	72,193,236,701.205	94.773
Withheld	3,981,325,942.141	5.227
TOTAL	76,174,562,643.346	100.000
Garnett A. Smith
Affirmative	71,883,892,217.388	94.367
Withheld	4,290,670,425.958	5.633
TOTAL	76,174,562,643.346	100.000
David M. Thomas
Affirmative	72,052,952,536.197	94.589
Withheld	4,121,610,107.149	5.411
TOTAL	76,174,562,643.346	100.000
Susan Tomasky
Affirmative	72,505,011,517.089	95.183
Withheld	3,669,551,126.257	4.817
TOTAL	76,174,562,643.346	100.000
Michael E. Wiley
Affirmative	72,036,408,999.313	94.568
Withheld	4,138,153,644.034	5.432
TOTAL	76,174,562,643.346	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	35,492,798,231.694	66.743
Against	9,235,989,163.154	17.368
Abstain	5,518,294,595.998	10.377
Broker Non-Vote	2,930,927,382.220	5.512
TOTAL	53,178,009,373.066	100.000

PROPOSAL 5

For the fund, a shareholder proposal requesting that the Board of Trustees institute procedures to avoid holding investments in companies that, in management's judgement, substantially contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	15,055,875,356.298	28.312
Against	30,808,167,334.089	57.934
Abstain	3,503,389,343.315	6.588
Broker Non-Vote	3,810,577,339.365	7.166
TOTAL	53,178,009,373.066	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 and 5 were not approved by shareholders.

CON-ANN-0221
1.540009.123

Fidelity Advisor® New Insights Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	16.53%	14.37%	12.75%
Class M (incl. 3.50% sales charge)	19.01%	14.62%	12.74%
Class C (incl. contingent deferred sales charge)	21.74%	14.86%	12.58%
Class I	23.96%	16.02%	13.71%
Class Z	24.09%	16.17%	13.82%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® New Insights Fund - Class A on December 31, 2010, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$33,203	Fidelity Advisor® New Insights Fund - Class A
$36,700	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Co-Manager William Danoff:  For the year, the fund's share classes (excluding sales charges, if applicable) gained roughly 23% to 24%, outperforming the 18.40% result of the benchmark S&P 500® index. The primary contributor to performance versus the benchmark was our stock selection in the information technology sector, especially within the software & services industry. Security selection and an overweighting in consumer discretionary and stock picks in communication services also bolstered the fund's relative result. The biggest individual contributor was an overweight position in Amazon.com (+76%), the fund's largest holding. The fund's non-benchmark stake in Peloton Interactive gained about 452% and helped our relative result. Another notable relative contributor was an overweighting in Netflix (+67%), which was one of the fund's biggest holdings. In contrast, the primary detractor from performance versus the benchmark was security selection and an underweighting in the industrials sector, especially within the capital goods industry. Stock selection and an underweighting in financials also hindered the fund's relative result. The biggest individual relative detractor was an underweight position in Apple (+82%), which was among the largest holdings at year-end after we added to it. Also holding back performance was our outsized stake in General Electric, which returned roughly -7%. We decreased our position the past 12 months. Lastly, Bank of America returned -12% the past year and hurt relative performance. We reduced our stake in the company. Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to information technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  During the reporting period, Nidhi Gupta assumed co-management responsibilities for the fund, joining Will Danoff and replacing John Roth.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Amazon.com, Inc.	8.2
Facebook, Inc. Class A	7.7
Microsoft Corp.	5.1
Alphabet, Inc. Class A	4.3
Berkshire Hathaway, Inc. Class A	3.5
Netflix, Inc.	3.4
Salesforce.com, Inc.	3.2
Adobe, Inc.	2.8
NVIDIA Corp.	2.4
Apple, Inc.	2.2
42.8

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	32.4
Communication Services	18.5
Consumer Discretionary	15.8
Health Care	13.3
Financials	7.6

Asset Allocation (% of fund's net assets)

As of December 31, 2020 *
Stocks	98.4%
Convertible Securities	0.9%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

 * Foreign investments - 12.8%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 18.5%
Entertainment - 4.4%
Activision Blizzard, Inc.	598,976	$55,615
Cinemark Holdings, Inc.	949,100	16,524
Live Nation Entertainment, Inc. (a)	27,100	1,991
Netflix, Inc. (a)	1,547,519	836,790
Nintendo Co. Ltd.	13,800	8,859
Sea Ltd. ADR (a)	139,800	27,827
Spotify Technology SA (a)	187,068	58,863
Take-Two Interactive Software, Inc. (a)	209,600	43,553
The Walt Disney Co.	152,400	27,612
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	13,803,650	20,567
		1,098,201
Interactive Media & Services - 12.7%
Alphabet, Inc.:
Class A (a)	616,496	1,080,496
Class C (a)	44,041	77,155
Facebook, Inc. Class A (a)	7,007,765	1,914,241
Match Group, Inc. (a)	117,250	17,727
Snap, Inc. Class A (a)	1,336,600	66,924
Tencent Holdings Ltd.	225,900	16,254
		3,172,797
Media - 0.5%
Charter Communications, Inc. Class A (a)	135,001	89,310
Comcast Corp. Class A	403,300	21,133
		110,443
Wireless Telecommunication Services - 0.9%
SoftBank Group Corp.	60,500	4,697
T-Mobile U.S., Inc.	1,637,663	220,839
		225,536

TOTAL COMMUNICATION SERVICES		4,606,977

CONSUMER DISCRETIONARY - 15.6%
Automobiles - 0.5%
BYD Co. Ltd. (H Shares)	248,500	6,513
General Motors Co.	922,377	38,408
Harley-Davidson, Inc.	114,400	4,198
Hyundai Motor Co.	72,600	12,807
Tesla, Inc. (a)	35,955	25,372
Toyota Motor Corp.	284,500	21,955
XPeng, Inc. ADR (a)(e)	291,000	12,464
		121,717
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	23,400	4,348
Hotels, Restaurants & Leisure - 0.7%
Airbnb, Inc. Class A	132,600	19,466
Chipotle Mexican Grill, Inc. (a)	33,868	46,965
Domino's Pizza, Inc.	23,700	9,088
DraftKings, Inc. Class A (a)	117,300	5,461
Evolution Gaming Group AB (f)	166,676	16,757
Hilton Worldwide Holdings, Inc.	344,800	38,362
Marriott International, Inc. Class A	34,100	4,498
Penn National Gaming, Inc. (a)	97,900	8,456
Starbucks Corp.	80,800	8,644
		157,697
Household Durables - 0.8%
Blu Investments LLC (c)(d)	98,215,581	30
D.R. Horton, Inc.	938,675	64,693
Garmin Ltd.	176,527	21,123
Lennar Corp. Class A	365,300	27,847
Mohawk Industries, Inc. (a)	32,700	4,609
NVR, Inc. (a)	7,497	30,587
Purple Innovation, Inc. (a)	498,160	16,409
Sony Corp.	135,500	13,654
Whirlpool Corp.	20,000	3,610
		182,562
Internet & Direct Marketing Retail - 10.0%
Alibaba Group Holding Ltd. (a)	1,959,600	56,994
Alibaba Group Holding Ltd. sponsored ADR (a)	603,701	140,499
Amazon.com, Inc. (a)	629,034	2,048,724
Coupang unit (c)(d)	334,606	2,510
Doordash, Inc.	129,475	16,634
Doordash, Inc.	40,800	5,824
eBay, Inc.	1,065,500	53,541
HelloFresh AG (a)	77,000	5,956
JD.com, Inc. Class A	434,700	19,145
Meituan Class B (a)	395,300	15,022
MercadoLibre, Inc. (a)	17,200	28,814
Overstock.com, Inc. (a)(e)	199,400	9,565
Ozon Holdings PLC ADR	100,300	4,153
Pinduoduo, Inc. ADR (a)	377,600	67,088
Wayfair LLC Class A (a)	42,578	9,615
Zalando SE (a)(f)	40,800	4,538
ZOZO, Inc.	67,500	1,666
		2,490,288
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)	188,519	28,602
Multiline Retail - 0.5%
B&M European Value Retail SA	1,298,578	9,167
Dollar General Corp.	295,900	62,228
Nordstrom, Inc. (e)	1,605,400	50,105
Target Corp.	13,400	2,366
		123,866
Specialty Retail - 1.5%
Bed Bath & Beyond, Inc.	235,546	4,183
Best Buy Co., Inc.	205,600	20,517
Burlington Stores, Inc. (a)	7,600	1,988
Cazoo Holdings Ltd. (c)(d)	87,049	1,265
Floor & Decor Holdings, Inc. Class A (a)	353,100	32,785
L Brands, Inc.	160,300	5,962
Lowe's Companies, Inc.	491,200	78,843
National Vision Holdings, Inc. (a)	44,300	2,006
O'Reilly Automotive, Inc. (a)	39,100	17,695
The Home Depot, Inc.	774,163	205,633
TJX Companies, Inc.	122,700	8,379
Williams-Sonoma, Inc.	18,100	1,843
		381,099
Textiles, Apparel & Luxury Goods - 1.5%
Allbirds, Inc. (a)(c)(d)	189,420	2,190
Brunello Cucinelli SpA	1,802,600	78,712
Capri Holdings Ltd. (a)	501,600	21,067
China Hongxing Sports Ltd. (a)(d)	5,977,800	256
Deckers Outdoor Corp. (a)	94,692	27,156
Kering SA	3,048	2,213
lululemon athletica, Inc.(a)	62,671	21,811
LVMH Moet Hennessy Louis Vuitton SE	3,195	2,000
NIKE, Inc. Class B	1,037,626	146,793
PVH Corp.	306,190	28,748
Tapestry, Inc.	1,562,129	48,551
		379,497

TOTAL CONSUMER DISCRETIONARY		3,869,676

CONSUMER STAPLES - 2.5%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	3,200	3,182
Constellation Brands, Inc. Class A (sub. vtg.)	76,600	16,779
Monster Beverage Corp. (a)	359,528	33,249
PepsiCo, Inc.	22,873	3,392
The Coca-Cola Co.	223,200	12,240
		68,842
Food & Staples Retailing - 1.4%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	179,726	6,125
Costco Wholesale Corp.	680,847	256,530
Walmart, Inc.	554,326	79,906
		342,561
Household Products - 0.2%
Colgate-Palmolive Co.	112,800	9,646
Procter & Gamble Co.	417,445	58,083
Unicharm Corp.	18,900	895
		68,624
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	515,284	137,163
L'Oreal SA	29,812	11,375
		148,538

TOTAL CONSUMER STAPLES		628,565

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Cheniere Energy, Inc. (a)	297,100	17,835
Concho Resources, Inc.	25,680	1,498
GoviEx Uranium, Inc. (a)	848,865	153
GoviEx Uranium, Inc. (a)(f)	23,200	4
GoviEx Uranium, Inc. Class A (a)(f)	2,625,135	474
Hess Corp.	658,752	34,776
Reliance Industries Ltd.	1,884,973	51,225
Reliance Industries Ltd. sponsored GDR (f)	659,900	36,097
Suncor Energy, Inc.	585,600	9,822
		151,884
FINANCIALS - 7.6%
Banks - 1.4%
Bank of America Corp.	4,656,978	141,153
Comerica, Inc.	316,400	17,674
HDFC Bank Ltd. sponsored ADR (a)	866,850	62,639
JPMorgan Chase & Co.	273,400	34,741
Kotak Mahindra Bank Ltd. (a)	753,872	20,593
M&T Bank Corp.	123,500	15,722
Royal Bank of Canada	78,100	6,417
Wells Fargo & Co.	1,494,815	45,114
		344,053
Capital Markets - 1.7%
BlackRock, Inc. Class A	154,100	111,189
Goldman Sachs Group, Inc.	152,969	40,339
MarketAxess Holdings, Inc.	42,215	24,086
Moody's Corp.	143,300	41,591
Morgan Stanley	1,565,994	107,318
MSCI, Inc.	100,976	45,089
NASDAQ, Inc.	286,090	37,976
S&P Global, Inc.	50,600	16,634
		424,222
Consumer Finance - 0.1%
Capital One Financial Corp.	393,000	38,848
Diversified Financial Services - 3.5%
Berkshire Hathaway, Inc. Class A (a)	2,495	867,798
Insurance - 0.9%
Admiral Group PLC	1,056,869	41,999
American International Group, Inc.	299,400	11,335
Arthur J. Gallagher & Co.	33,500	4,144
Chubb Ltd.	282,607	43,499
Direct Line Insurance Group PLC	502,200	2,191
Fairfax Financial Holdings Ltd. (sub. vtg.)	33,167	11,305
GoHealth, Inc. (a)	97,133	1,327
Hiscox Ltd. (a)	1,687,943	22,944
Intact Financial Corp.	33,200	3,931
Intact Financial Corp. rights 12/31/21 (a)(c)(d)	32,500	3,434
Progressive Corp.	464,700	45,950
RenaissanceRe Holdings Ltd.	77,200	12,801
Selectquote, Inc. (e)	54,700	1,135
The Travelers Companies, Inc.	71,300	10,008
		216,003
Thrifts & Mortgage Finance - 0.0%
Rocket Cos., Inc. (a)(e)	74,800	1,512

TOTAL FINANCIALS		1,892,436

HEALTH CARE - 13.1%
Biotechnology - 2.4%
23andMe, Inc. (a)(c)(d)	22,532	391
AbbVie, Inc.	416,461	44,624
Acceleron Pharma, Inc. (a)	63,031	8,064
Allovir, Inc. (a)	73,600	2,829
Alnylam Pharmaceuticals, Inc. (a)	87,500	11,372
Argenx SE ADR (a)	76,085	22,376
Ascendis Pharma A/S sponsored ADR (a)	40,400	6,738
BeiGene Ltd. ADR (a)	17,900	4,625
Biohaven Pharmaceutical Holding Co. Ltd. (a)	92,179	7,901
BioNTech SE ADR (a)(e)	31,700	2,584
CSL Ltd.	11,983	2,616
Exact Sciences Corp. (a)	14,700	1,948
Genmab A/S (a)	60,000	24,330
Idorsia Ltd. (a)	623,158	17,983
Innovent Biologics, Inc. (a)(f)	1,772,000	18,754
Intarcia Therapeutics, Inc. warrants 12/31/24 (a)(d)	26,062	0
Kodiak Sciences, Inc. (a)	34,600	5,083
Kymera Therapeutics, Inc. (a)	40,500	2,511
Light Sciences Oncology, Inc. (a)(d)	2,708,254	0
Mirati Therapeutics, Inc. (a)	67,533	14,833
Novavax, Inc. (a)	25,300	2,821
Olivo Labs (a)(c)(d)	630,333	0
Regeneron Pharmaceuticals, Inc. (a)	362,424	175,091
Relay Therapeutics, Inc. (a)	105,600	4,389
Replimune Group, Inc. (a)	157,300	6,001
Sarepta Therapeutics, Inc. (a)	12,200	2,080
Seagen, Inc. (a)	230,000	40,282
Seer, Inc.	26,300	1,476
Turning Point Therapeutics, Inc. (a)	125,389	15,279
Vertex Pharmaceuticals, Inc. (a)	497,446	117,566
Zai Lab Ltd. (a)	121,000	16,137
Zai Lab Ltd. ADR (a)	88,468	11,973
		592,657
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	742,149	81,258
Alcon, Inc. (a)	29,800	1,966
Becton, Dickinson & Co.	37,751	9,446
Boston Scientific Corp. (a)	632,008	22,721
Danaher Corp.	1,027,622	228,276
DexCom, Inc. (a)	259,738	96,030
Edwards Lifesciences Corp. (a)	490,408	44,740
Envista Holdings Corp. (a)	202,455	6,829
Hologic, Inc. (a)	946,100	68,904
I-Pulse, Inc. (a)(c)(d)	58,562	171
Intuitive Surgical, Inc. (a)	177,320	145,065
Masimo Corp. (a)	65,483	17,574
Medtronic PLC	122,600	14,361
ResMed, Inc.	66,022	14,034
Sonova Holding AG Class B	21,685	5,640
Stryker Corp.	35,300	8,650
Tandem Diabetes Care, Inc. (a)	95,600	9,147
Venus MedTech Hangzhou, Inc. (H Shares) (a)(f)	659,500	6,725
West Pharmaceutical Services, Inc.	34,369	9,737
		791,274
Health Care Providers & Services - 2.7%
Anthem, Inc.	31,600	10,146
Centene Corp. (a)	761,500	45,713
Cigna Corp.	217,100	45,196
Guardant Health, Inc. (a)	46,700	6,019
Henry Schein, Inc. (a)	120,000	8,023
Humana, Inc.	80,128	32,874
Owens & Minor, Inc.	248,944	6,734
Patterson Companies, Inc.	487,527	14,445
UnitedHealth Group, Inc.	1,479,119	518,697
		687,847
Health Care Technology - 0.4%
Castlight Health, Inc. (a)	1,303,800	1,695
Change Healthcare, Inc. (a)	36,800	686
Veeva Systems, Inc. Class A (a)	328,116	89,330
		91,711
Life Sciences Tools & Services - 1.8%
10X Genomics, Inc. (a)	39,756	5,629
Adaptive Biotechnologies Corp. (a)	154,500	9,136
Agilent Technologies, Inc.	16,600	1,967
Bio-Rad Laboratories, Inc. Class A (a)	88,223	51,429
Bruker Corp.	621,817	33,659
Eurofins Scientific SA (a)	168,650	14,140
IQVIA Holdings, Inc. (a)	79,000	14,154
Mettler-Toledo International, Inc. (a)	67,670	77,122
PerkinElmer, Inc.	56,200	8,065
Sartorius Stedim Biotech	44,200	15,724
Thermo Fisher Scientific, Inc.	456,711	212,727
WuXi AppTec Co. Ltd. (H Shares) (f)	831,200	16,276
		460,028
Pharmaceuticals - 2.6%
AstraZeneca PLC:
(United Kingdom)	133,600	13,322
sponsored ADR	770,243	38,504
Bristol-Myers Squibb Co.	1,028,630	63,806
Eli Lilly & Co.	1,237,900	209,007
Hansoh Pharmaceutical Group Co. Ltd. (a)(f)	2,401,000	11,645
Horizon Therapeutics PLC (a)	754,700	55,206
Jazz Pharmaceuticals PLC (a)	136,000	22,447
Merck & Co., Inc.	223,166	18,255
Roche Holding AG (participation certificate)	111,403	38,802
Royalty Pharma PLC	784,200	39,249
Sanofi SA	267,400	25,917
Supernus Pharmaceuticals, Inc. (a)	45,926	1,155
UCB SA	222,000	22,912
Zoetis, Inc. Class A	492,459	81,502
		641,729

TOTAL HEALTH CARE		3,265,246

INDUSTRIALS - 5.0%
Aerospace & Defense - 0.5%
Axon Enterprise, Inc. (a)	18,300	2,242
HEICO Corp. Class A	76,300	8,932
Lockheed Martin Corp.	25,027	8,884
Northrop Grumman Corp.	71,730	21,858
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	247,745	66,891
Class C (a)(c)(d)	4,546	1,227
TransDigm Group, Inc.	33,500	20,731
		130,765
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	41,000	3,849
United Parcel Service, Inc. Class B	549,000	92,452
XPO Logistics, Inc. (a)	214,870	25,613
		121,914
Airlines - 0.2%
Ryanair Holdings PLC sponsored ADR (a)	355,725	39,123
Wizz Air Holdings PLC (a)(f)	233,900	14,598
		53,721
Building Products - 0.8%
Carrier Global Corp.	274,000	10,335
Fortune Brands Home & Security, Inc.	983,537	84,309
The AZEK Co., Inc.	112,695	4,333
Toto Ltd.	1,314,100	78,906
Trane Technologies PLC	141,929	20,602
		198,485
Commercial Services & Supplies - 0.3%
Cintas Corp.	149,979	53,012
Clean TeQ Holdings Ltd. (a)	84,297	16
TulCo LLC (a)(b)(c)(d)	17,377	9,662
		62,690
Electrical Equipment - 0.6%
Acuity Brands, Inc.	80,449	9,742
AMETEK, Inc.	77,610	9,386
Vestas Wind Systems A/S	587,612	138,811
		157,939
Industrial Conglomerates - 0.4%
General Electric Co.	6,959,002	75,157
Honeywell International, Inc.	9,300	1,978
Roper Technologies, Inc.	53,200	22,934
		100,069
Machinery - 0.5%
Deere& Co.	163,200	43,909
IDEX Corp.	33,800	6,733
Illinois Tool Works, Inc.	85,500	17,432
Ingersoll Rand, Inc. (a)	151,500	6,902
Otis Worldwide Corp.	58,300	3,938
PACCAR, Inc.	231,603	19,983
Pentair PLC	38,300	2,033
Woodward, Inc.	87,700	10,658
		111,588
Professional Services - 0.6%
Clarivate Analytics PLC (a)	2,246,353	66,739
CoStar Group, Inc. (a)	56,058	51,813
Equifax, Inc.	78,228	15,085
Experian PLC	460,018	17,475
Verisk Analytics, Inc.	40,267	8,359
		159,471
Road & Rail - 0.6%
Canadian Pacific Railway Ltd.	177,800	61,673
Uber Technologies, Inc. (a)	520,900	26,566
Union Pacific Corp.	263,300	54,824
		143,063
Trading Companies & Distributors - 0.0%
Fastenal Co.	75,900	3,706
W.W. Grainger, Inc.	14,000	5,717
		9,423

TOTAL INDUSTRIALS		1,249,128

INFORMATION TECHNOLOGY - 32.3%
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	952,326	124,536
Jabil, Inc.	10,641	453
Keysight Technologies, Inc. (a)	33,483	4,423
Samsung SDI Co. Ltd.	32,400	18,695
Vontier Corp. (a)	82,932	2,770
Zebra Technologies Corp. Class A (a)	28,964	11,132
		162,009
IT Services - 6.8%
Accenture PLC Class A	413,008	107,882
Adyen BV (a)(f)	57,552	133,724
ASAC II LP (a)(c)(d)	9,408,021	1,581
Black Knight, Inc. (a)	186,670	16,492
Edenred SA	31,959	1,812
Euronet Worldwide, Inc. (a)	148,458	21,515
Gartner, Inc. (a)	98,400	15,763
MasterCard, Inc. Class A	280,489	100,118
MongoDB, Inc. Class A (a)	402,503	144,515
Okta, Inc. (a)	867,803	220,648
PayPal Holdings, Inc. (a)	1,055,537	247,207
Shopify, Inc. Class A (a)	170,142	192,119
Snowflake Computing, Inc. (e)	82,100	23,103
Snowflake Computing, Inc. Class B	19,125	5,113
Square, Inc. (a)	309,000	67,251
Twilio, Inc. Class A (a)	117,700	39,841
Visa, Inc. Class A	1,580,236	345,645
Wix.com Ltd. (a)	3,700	925
		1,685,254
Semiconductors & Semiconductor Equipment - 7.8%
Advanced Micro Devices, Inc. (a)	2,363,433	216,750
Analog Devices, Inc.	171,105	25,277
Applied Materials, Inc.	633,300	54,654
Array Technologies, Inc.	186,700	8,054
ASML Holding NV	48,999	23,898
ASML Holding NV (Netherlands)	20,100	9,732
Enphase Energy, Inc. (a)	192,223	33,729
First Solar, Inc. (a)	57,200	5,658
Inphi Corp. (a)	9,225	1,480
KLA-Tencor Corp.	28,200	7,301
Lam Research Corp.	363,260	171,557
Lattice Semiconductor Corp. (a)	384,374	17,612
Marvell Technology Group Ltd.	924,563	43,954
MaxLinear, Inc. Class A (a)	17,300	661
Microchip Technology, Inc.	14,700	2,030
Micron Technology, Inc. (a)	1,186,000	89,163
Monolithic Power Systems, Inc.	6,600	2,417
NVIDIA Corp.	1,136,882	593,680
NXP Semiconductors NV	141,385	22,482
Qorvo, Inc. (a)	251,308	41,785
Qualcomm, Inc.	2,703,790	411,895
Semtech Corp. (a)	245,955	17,731
Skyworks Solutions, Inc.	119,100	18,208
SolarEdge Technologies, Inc. (a)	32,000	10,212
Synaptics, Inc. (a)	349,032	33,647
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	570,800	62,240
Texas Instruments, Inc.	31,000	5,088
		1,930,895
Software - 14.5%
Adobe, Inc. (a)	1,414,456	707,398
ANSYS, Inc. (a)	6,200	2,256
Atlassian Corp. PLC (a)	599,741	140,261
Autodesk, Inc. (a)	153,000	46,717
C3.Ai, Inc. (e)	21,000	2,914
Cadence Design Systems, Inc. (a)	138,664	18,918
Ceridian HCM Holding, Inc. (a)	195,419	20,824
Cloudflare, Inc. (a)	316,922	24,083
Coupa Software, Inc. (a)	162,598	55,106
Crowdstrike Holdings, Inc. (a)	34,600	7,329
Datadog, Inc. Class A (a)	392,442	38,632
DocuSign, Inc. (a)	8,200	1,823
Dropbox, Inc. Class A (a)	717,453	15,920
Dynatrace, Inc. (a)	506,944	21,935
Epic Games, Inc. (c)(d)	23,900	13,743
Fair Isaac Corp. (a)	4,200	2,146
Five9, Inc. (a)	121,300	21,155
Intuit, Inc.	245,601	93,292
Microsoft Corp.	5,754,915	1,280,008
Nuance Communications, Inc. (a)	191,600	8,448
Palo Alto Networks, Inc. (a)	14,958	5,316
Paycom Software, Inc. (a)	44,600	20,170
Rapid7, Inc. (a)	270,700	24,406
RingCentral, Inc. (a)	33,674	12,761
Salesforce.com, Inc. (a)	3,554,784	791,046
ServiceNow, Inc. (a)	249,400	137,277
Slack Technologies, Inc. Class A (a)	336,600	14,218
SVMK, Inc. (a)	513,368	13,117
Tanium, Inc. Class B (a)(c)(d)	1,259,978	14,358
Tenable Holdings, Inc. (a)	490,200	25,618
Workday, Inc. Class A (a)	94,998	22,762
Xero Ltd. (a)	57,100	6,463
Zoom Video Communications, Inc. Class A (a)	11,720	3,953
Zscaler, Inc. (a)	24,300	4,853
		3,619,226
Technology Hardware, Storage & Peripherals - 2.5%
Apple, Inc.	4,133,400	548,461
Dell Technologies, Inc. (a)	42,500	3,115
Samsung Electronics Co. Ltd.	1,062,520	79,074
		630,650

TOTAL INFORMATION TECHNOLOGY		8,028,034

MATERIALS - 2.9%
Chemicals - 0.9%
Air Products & Chemicals, Inc.	58,974	16,113
FMC Corp.	15,538	1,786
LG Chemical Ltd.	63,836	48,328
Sherwin-Williams Co.	228,152	167,671
Westlake Chemical Corp.	32,900	2,685
		236,583
Containers & Packaging - 0.1%
Silgan Holdings, Inc.	282,487	10,475
WestRock Co.	103,300	4,497
		14,972
Metals & Mining - 1.9%
Agnico Eagle Mines Ltd. (Canada)	175,200	12,331
B2Gold Corp.	17,161,504	96,128
Barrick Gold Corp. (Canada)	2,504,279	57,054
Franco-Nevada Corp.	1,104,636	138,503
Freeport-McMoRan, Inc.	986,900	25,679
Gatos Silver, Inc.	492,900	6,422
Ivanhoe Mines Ltd. (a)	8,031,618	43,285
Lundin Gold, Inc. (a)	521,803	4,481
Newcrest Mining Ltd.	1,183,984	23,532
Newmont Corp.	755,000	45,217
Northern Star Resources Ltd.	361,000	3,532
Novagold Resources, Inc. (a)	2,481,176	24,015
		480,179

TOTAL MATERIALS		731,734

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equity Commonwealth	269,812	7,360
Gaming & Leisure Properties	4,888	207
Prologis (REIT), Inc.	65,406	6,518
Simon Property Group, Inc.	166,000	14,156
		28,241
UTILITIES - 0.2%
Electric Utilities - 0.2%
Iberdrola SA	293,904	4,201
NextEra Energy, Inc.	185,468	14,309
PG&E Corp. (a)	2,397,300	29,870
		48,380
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	242,600	5,701

TOTAL UTILITIES		54,081

TOTAL COMMON STOCKS
(Cost $10,422,422)		24,506,002

Preferred Stocks - 0.8%
Convertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (c)(d)	587	2,412
Specialty Retail - 0.0%
Fanatics, Inc. Series E (c)(d)	257,870	4,459
Textiles, Apparel & Luxury Goods - 0.1%
Allbirds, Inc.:
Series A (a)(c)(d)	74,760	864
Series B (a)(c)(d)	13,135	152
Series C (a)(c)(d)	125,520	1,451
Series D (c)(d)	94,365	1,091
Series Seed (a)(c)(d)	163,489	1,890
Bolt Threads, Inc. Series D (a)(c)(d)	1,324,673	17,552
		23,000
TOTAL CONSUMER DISCRETIONARY		29,871
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(c)(d)	21,314	9,065
Sweetgreen, Inc.:
Series C (a)(c)(d)	14,103	209
Series D (a)(c)(d)	226,847	3,369
Series I (a)(c)(d)	534,650	7,940
		20,583
HEALTH CARE - 0.2%
Biotechnology - 0.0%
23andMe, Inc.:
Series E (a)(c)(d)	166,247	2,884
Series F (a)(c)(d)	462,756	8,029
Series F1 (c)(d)	111,483	1,934
Intarcia Therapeutics, Inc. Series CC (a)(c)(d)	516,522	0
		12,847
Health Care Equipment & Supplies - 0.2%
Butterfly Network, Inc. Series D (a)(c)	2,225,827	38,885
Health Care Providers & Services - 0.0%
Mulberry Health, Inc.:
Series A-8 (a)(c)(d)	1,159,721	11,314
Series A12 (c)(d)	108,338	1,050
		12,364
TOTAL HEALTH CARE		64,096
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	145,254	39,219
Series H (a)(c)(d)	42,094	11,365
Series N (c)(d)	66,208	17,876
		68,460
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	208,789	6,813
TOTAL INDUSTRIALS		75,273
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)	130,945	14,348
Software - 0.0%
Magic Leap, Inc. Series ED (c)(d)	555,556	1,961
Nuro, Inc. Series C (c)(d)	491,080	6,411
		8,372
TOTAL INFORMATION TECHNOLOGY		22,720
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Series F (a)(c)(d)	31,954	269

TOTAL CONVERTIBLE PREFERRED STOCKS		212,812

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	2,842	41
Series B (c)(d)	49,755	723
Series C (c)(d)	1,010	15
Series D (c)(d)	177,742	2,583
		3,362
TOTAL PREFERRED STOCKS
(Cost $185,209)		216,174
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.1%
Convertible Bonds - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Textiles, Apparel & Luxury Goods - 0.1%
Bolt Threads, Inc. 3% 2/7/23 (c)(d)	9,657	9,657
Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA 12% 4/1/24 pay-in-kind (f)(g)(h)	711	50
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Magic Leap, Inc. 10% 6/30/22 (d)	5,624	8,436

TOTAL NONCONVERTIBLE BONDS		8,486

TOTAL CORPORATE BONDS
(Cost $16,000)		18,143

Preferred Securities - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Intarcia Therapeutics, Inc. 6% 7/18/21 (Cost $2,280)(c)(d)	2,280	3,037
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas and Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (b)(c)(d)
(Cost $50,430)	50,430,153	21,408

Money Market Funds - 0.9%
Fidelity Cash Central Fund 0.11% (i)	148,751,263	148,781
Fidelity Securities Lending Cash Central Fund 0.11% (i)(j)	69,821,743	69,829
TOTAL MONEY MARKET FUNDS
(Cost $218,610)		218,610
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $10,894,951)		24,983,374
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(81,858)
NET ASSETS - 100%		$24,901,516

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $388,296,000 or 1.7% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $259,642,000 or 1.0% of net assets.

 (g) Non-income producing - Security is in default.

 (h) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc.	12/7/18	$379
23andMe, Inc. Series E	6/18/15	$1,800
23andMe, Inc. Series F	8/31/17	$6,425
23andMe, Inc. Series F1	12/9/20	$1,934
Allbirds, Inc.	10/9/18	$2,077
Allbirds, Inc. Series A	10/9/18	$820
Allbirds, Inc. Series B	10/9/18	$144
Allbirds, Inc. Series C	10/9/18	$1,377
Allbirds, Inc. Series D	12/23/19	$1,216
Allbirds, Inc. Series Seed	10/9/18 - 1/23/20	$1,656
ASAC II LP	10/10/13	$725
Blu Investments LLC	5/21/20	$170
Bolt Threads, Inc. Series D	12/13/17	$21,247
Bolt Threads, Inc. 3% 2/7/23	2/7/20	$9,657
Butterfly Network, Inc. Series D	5/4/18	$22,859
ByteDance Ltd. Series E1	11/18/20	$14,348
Cazoo Holdings Ltd.	9/30/20	$1,193
Cazoo Holdings Ltd. Series A	9/30/20	$39
Cazoo Holdings Ltd. Series B	9/30/20	$682
Cazoo Holdings Ltd. Series C	9/30/20	$14
Cazoo Holdings Ltd. Series D	9/30/20	$2,437
Coupang unit	6/12/20	$2,510
Epic Games, Inc.	7/13/20 - 7/30/20	$13,744
Fanatics, Inc. Series E	8/13/20	$4,459
I-Pulse, Inc.	3/18/10	$94
Intact Financial Corp. rights 12/31/21	11/13/20	$3,326
Intarcia Therapeutics, Inc. Series CC	11/14/12	$7,040
Intarcia Therapeutics, Inc. 6% 7/18/21	1/3/20	$2,280
Magic Leap, Inc. Series ED	10/6/17	$15,000
Mulberry Health, Inc. Series A-8	1/20/16	$7,834
Mulberry Health, Inc. Series A12	12/23/20	$1,050
Nuro, Inc. Series C	10/30/20	$6,411
Olivo Labs	2/8/17	$763
Roofoods Ltd. Series F	9/12/17	$7,536
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$25,597
Space Exploration Technologies Corp. Class C	9/11/17	$614
Space Exploration Technologies Corp. Series G	1/20/15	$11,251
Space Exploration Technologies Corp. Series H	8/4/17	$5,682
Space Exploration Technologies Corp. Series N	8/4/20	$17,876
Sweetgreen, Inc. Series C	9/13/19	$241
Sweetgreen, Inc. Series D	9/13/19	$3,879
Sweetgreen, Inc. Series I	9/13/19	$9,143
Tanium, Inc. Class B	4/21/17 - 9/18/20	$9,907
TulCo LLC	8/24/17	$6,082
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$50,430
WeWork Companies, Inc. Series F	12/1/16	$1,604
WME Entertainment Parent, LLC Class A	8/16/16	$25,816
Zipline International, Inc. Series E	12/21/20	$6,813
Zomato Pvt Ltd. Series J7	12/9/20	$2,391

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$910
Fidelity Securities Lending Cash Central Fund	1,226
Total	$2,136

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,606,977	$4,556,600	$29,810	$20,567
Consumer Discretionary	3,902,909	3,627,080	236,345	39,484
Consumer Staples	649,148	617,190	11,375	20,583
Energy	151,884	151,884	--	--
Financials	1,892,436	1,889,002	--	3,434
Health Care	3,329,342	3,122,553	181,016	25,773
Industrials	1,324,401	1,015,062	156,286	153,053
Information Technology	8,050,754	7,849,783	148,569	52,402
Materials	731,734	731,734	--	--
Real Estate	28,510	28,241	--	269
Utilities	54,081	54,081	--	--
Corporate Bonds	18,143	--	50	18,093
Preferred Securities	3,037	--	--	3,037
Other	21,408	--	--	21,408
Money Market Funds	218,610	218,610	--	--
Total Investments in Securities:	$24,983,374	$23,861,820	$763,451	$358,103

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$297,409
Net Realized Gain (Loss) on Investment Securities	(31,571)
Net Unrealized Gain (Loss) on Investment Securities	16,935
Cost of Purchases	104,738
Proceeds of Sales	(3,522)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(25,886)
Ending Balance	$358,103
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2020	$(15,659)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.2%
Canada	2.6%
Cayman Islands	1.7%
Ireland	1.0%
Others (Individually Less Than 1%)	7.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $66,127) — See accompanying schedule: Unaffiliated issuers (cost $10,676,341)	$24,764,764
Fidelity Central Funds (cost $218,610)	218,610
Total Investment in Securities (cost $10,894,951)		$24,983,374
Cash		108
Restricted cash		1,179
Receivable for investments sold		29,144
Receivable for fund shares sold		6,926
Dividends receivable		6,152
Interest receivable		439
Distributions receivable from Fidelity Central Funds		85
Prepaid expenses		31
Other receivables		1,882
Total assets		25,029,320
Liabilities
Payable for investments purchased	$469
Payable for fund shares redeemed	32,227
Distributions payable	2
Accrued management fee	13,307
Distribution and service plan fees payable	3,792
Other affiliated payables	3,331
Other payables and accrued expenses	4,877
Collateral on securities loaned	69,799
Total liabilities		127,804
Net Assets		$24,901,516
Net Assets consist of:
Paid in capital		$10,336,117
Total accumulated earnings (loss)		14,565,399
Net Assets		$24,901,516
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($6,752,941 ÷ 184,665 shares)(a)		$36.57
Maximum offering price per share (100/94.25 of $36.57)		$38.80
Class M:
Net Asset Value and redemption price per share ($1,855,830 ÷ 53,309 shares)(a)		$34.81
Maximum offering price per share (100/96.50 of $34.81)		$36.07
Class C:
Net Asset Value and offering price per share ($1,973,253 ÷ 65,587 shares)(a)		$30.09
Class I:
Net Asset Value, offering price and redemption price per share ($12,218,735 ÷ 324,170 shares)		$37.69
Class Z:
Net Asset Value, offering price and redemption price per share ($2,100,757 ÷ 55,615 shares)		$37.77

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2020
Investment Income
Dividends		$191,407
Interest		455
Income from Fidelity Central Funds (including $1,226 from security lending)		2,136
Total income		193,998
Expenses
Management fee
Basic fee	$128,574
Performance adjustment	33,867
Transfer agent fees	37,739
Distribution and service plan fees	43,609
Accounting fees	1,862
Custodian fees and expenses	392
Independent trustees' fees and expenses	140
Registration fees	225
Audit	115
Legal	49
Interest	6
Miscellaneous	792
Total expenses before reductions	247,370
Expense reductions	(1,471)
Total expenses after reductions		245,899
Net investment income (loss)		(51,901)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,234)	2,716,462
Fidelity Central Funds	4
Foreign currency transactions	(361)
Total net realized gain (loss)		2,716,105
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $458)	2,331,013
Assets and liabilities in foreign currencies	151
Total change in net unrealized appreciation (depreciation)		2,331,164
Net gain (loss)		5,047,269
Net increase (decrease) in net assets resulting from operations		$4,995,368

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(51,901)	$72,759
Net realized gain (loss)	2,716,105	1,876,106
Change in net unrealized appreciation (depreciation)	2,331,164	4,638,420
Net increase (decrease) in net assets resulting from operations	4,995,368	6,587,285
Distributions to shareholders	(1,956,073)	(1,692,173)
Share transactions - net increase (decrease)	(4,542,735)	(2,130,240)
Total increase (decrease) in net assets	(1,503,440)	2,764,872
Net Assets
Beginning of period	26,404,956	23,640,084
End of period	$24,901,516	$26,404,956

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor New Insights Fund Class A

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.08	$26.50	$31.38	$26.44	$26.14
Income from Investment Operations
Net investment income (loss)A	(.10)	.06	.03	.04	.06
Net realized and unrealized gain (loss)	7.57	7.60	(1.26)	7.29	1.56
Total from investment operations	7.47	7.66	(1.23)	7.33	1.62
Distributions from net investment income	–B	(.04)	–	–B	(.04)
Distributions from net realized gain	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Total distributions	(2.98)C	(2.08)	(3.65)	(2.39)	(1.32)
Net asset value, end of period	$36.57	$32.08	$26.50	$31.38	$26.44
Total ReturnD,E	23.64%	29.15%	(4.42)%	27.98%	6.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.10%	1.08%	1.04%	.94%	.89%
Expenses net of fee waivers, if any	1.10%	1.08%	1.04%	.94%	.89%
Expenses net of all reductions	1.10%	1.07%	1.04%	.93%	.88%
Net investment income (loss)	(.30)%	.20%	.08%	.12%	.24%
Supplemental Data
Net assets, end of period (in millions)	$6,753	$6,156	$4,747	$5,612	$6,873
Portfolio turnover rateH	53%	27%I	36%	30%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class M

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$30.73	$25.49	$30.39	$25.73	$25.51
Income from Investment Operations
Net investment income (loss)A	(.17)	(.01)	(.05)	(.04)	–B
Net realized and unrealized gain (loss)	7.22	7.29	(1.20)	7.09	1.50
Total from investment operations	7.05	7.28	(1.25)	7.05	1.50
Distributions from net investment income	–	–	–	–B	–B
Distributions from net realized gain	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Total distributions	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Net asset value, end of period	$34.81	$30.73	$25.49	$30.39	$25.73
Total ReturnC,D	23.33%	28.79%	(4.64)%	27.66%	6.01%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.35%	1.32%	1.29%	1.18%	1.14%
Expenses net of fee waivers, if any	1.35%	1.32%	1.29%	1.18%	1.14%
Expenses net of all reductions	1.35%	1.32%	1.29%	1.18%	1.13%
Net investment income (loss)	(.54)%	(.05)%	(.17)%	(.13)%	(.01)%
Supplemental Data
Net assets, end of period (in millions)	$1,856	$1,844	$1,638	$1,926	$1,849
Portfolio turnover rateG	53%	27%H	36%	30%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class C

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.03	$22.73	$27.63	$23.69	$23.70
Income from Investment Operations
Net investment income (loss)A	(.29)	(.15)	(.19)	(.17)	(.12)
Net realized and unrealized gain (loss)	6.32	6.49	(1.06)	6.50	1.39
Total from investment operations	6.03	6.34	(1.25)	6.33	1.27
Distributions from net investment income	–	–	–	–B	–B
Distributions from net realized gain	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Total distributions	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Net asset value, end of period	$30.09	$27.03	$22.73	$27.63	$23.69
Total ReturnC,D	22.74%	28.15%	(5.11)%	26.99%	5.49%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.86%	1.83%	1.79%	1.68%	1.64%
Expenses net of fee waivers, if any	1.86%	1.83%	1.79%	1.68%	1.64%
Expenses net of all reductions	1.86%	1.83%	1.79%	1.68%	1.63%
Net investment income (loss)	(1.05)%	(.55)%	(.67)%	(.63)%	(.51)%
Supplemental Data
Net assets, end of period (in millions)	$1,973	$2,228	$2,932	$3,718	$3,521
Portfolio turnover rateG	53%	27%H	36%	30%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class I

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.90	$27.14	$32.03	$26.95	$26.63
Income from Investment Operations
Net investment income (loss)A	(.01)	.15	.11	.12	.13
Net realized and unrealized gain (loss)	7.78	7.77	(1.27)	7.44	1.59
Total from investment operations	7.77	7.92	(1.16)	7.56	1.72
Distributions from net investment income	–B	(.12)	(.07)	(.09)	(.11)
Distributions from net realized gain	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Total distributions	(2.98)C	(2.16)	(3.73)C	(2.48)	(1.40)C
Net asset value, end of period	$37.69	$32.90	$27.14	$32.03	$26.95
Total ReturnD	23.96%	29.42%	(4.14)%	28.30%	6.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.82%	.79%	.68%	.63%
Expenses net of fee waivers, if any	.85%	.82%	.79%	.68%	.63%
Expenses net of all reductions	.84%	.82%	.78%	.67%	.63%
Net investment income (loss)	(.04)%	.46%	.33%	.38%	.50%
Supplemental Data
Net assets, end of period (in millions)	$12,219	$13,870	$12,581	$14,894	$11,662
Portfolio turnover rateG	53%	27%H	36%	30%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor New Insights Fund Class Z

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$32.93	$27.16	$32.06	$26.97	$26.65
Income from Investment Operations
Net investment income (loss)A	.03	.18	.15	.16	.17
Net realized and unrealized gain (loss)	7.79	7.79	(1.28)	7.45	1.58
Total from investment operations	7.82	7.97	(1.13)	7.61	1.75
Distributions from net investment income	–B	(.17)	(.12)	(.13)	(.15)
Distributions from net realized gain	(2.97)	(2.04)	(3.65)	(2.39)	(1.28)
Total distributions	(2.98)C	(2.20)C	(3.77)	(2.52)	(1.43)
Net asset value, end of period	$37.77	$32.93	$27.16	$32.06	$26.97
Total ReturnD	24.09%	29.60%	(4.03)%	28.49%	6.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.70%	.66%	.55%	.50%
Expenses net of fee waivers, if any	.73%	.70%	.66%	.55%	.50%
Expenses net of all reductions	.72%	.70%	.66%	.55%	.50%
Net investment income (loss)	.08%	.58%	.46%	.50%	.63%
Supplemental Data
Net assets, end of period (in millions)	$2,101	$2,306	$1,741	$1,626	$492
Portfolio turnover rateG	53%	27%H	36%	30%	42%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor New Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 312,131	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5 - 12.3 / 7.4	Increase
			Discount rate	25.0% - 65.7% / 64.6%	Decrease
			Premium rate	129.6%	Increase
			Discount for lack of marketability	10.0% - 20.0% / 19.7%	Decrease
		Recovery value	Recovery value	0.0% - 75,000.0% / 6,394.6%	Increase
		Market approach	Transaction price	$0.15 - $575.00 / $175.36	Increase
			Discount rate	50.0%	Decrease
Corporate Bonds	$ 18,093	Recovery value	Recovery value	150.0%	Increase
		Market approach	Transaction price	$100.00	Increase
Other	$ 21,408	Discounted cash flow	Discount rate	15.6%	Decrease
Preferred Securities	$ 2,901	Market comparable	Premium rate	20.0%	Increase
		Recovery value	Recovery rate	100.0%	Increase
		Interest accrual	Interest rate	6.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Advisor New Insights Fund	$1,209

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,130,736
Gross unrealized depreciation	(160,574)
Net unrealized appreciation (depreciation)	$13,970,162
Tax Cost	$11,013,212

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$599,376
Net unrealized appreciation (depreciation) on securities and other investments	$13,970,317

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$2,009	$ 68,496
Long-term Capital Gains	1,954,064	1,623,677
Total	$1,956,073	$ 1,692,173

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Advisor New Insights Fund	52,816.21

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor New Insights Fund	12,728,449	19,203,938

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/.20 % of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Class I of the Fund as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .67% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$15,135	$152
Class M	.25%	.25%	8,661	53
Class C	.75%	.25%	19,813	1,035
			$43,609	$1,240

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$896
Class M	86
Class C(a)	84
$1,066

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$10,141.17
Class M	2,869.17
Class C	3,445.17
Class I	20,390.16
Class Z	894.04
	$37,739

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor New Insights Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor New Insights Fund	$519

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Advisor New Insights Fund	Borrower	$63,879.33%		$6

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $1,514,789 and $1,761,360 respectively.

Prior Fiscal Year Affiliated Redemptions In-Kind. During the prior period, 2,829 shares of the Fund were redeemed in-kind for investments and cash with a value of $95,416. The Fund has a net realized gain of $50,654 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $153.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Advisor New Insights Fund	$58

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Advisor New Insights Fund	$68	$4	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,366 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $105.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2020	Year ended December 31, 2019
Distributions to shareholders
Class A	$516,291	$378,432
Class M	149,778	117,043
Class C	185,833	167,143
Class I	942,799	882,649
Class Z	161,372	146,906
Total	$1,956,073	$1,692,173

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2020	Year ended December 31, 2019	Year ended December 31, 2020	Year ended December 31, 2019
Class A
Shares sold	22,707	43,791	$749,949	$1,342,089
Reinvestment of distributions	13,633	11,497	482,144	359,374
Shares redeemed	(43,597)	(42,495)	(1,427,098)	(1,322,076)
Net increase (decrease)	(7,257)	12,793	$(195,005)	$379,387
Class M
Shares sold	3,566	4,552	$111,287	$133,820
Reinvestment of distributions	4,331	3,798	145,822	113,654
Shares redeemed	(14,593)	(12,624)	(448,541)	(376,096)
Net increase (decrease)	(6,696)	(4,274)	$(191,432)	$(128,622)
Class C
Shares sold	4,653	6,150	$124,710	$161,475
Reinvestment of distributions	6,252	5,902	182,192	155,171
Shares redeemed	(27,730)	(58,619)	(762,152)	(1,534,269)
Net increase (decrease)	(16,825)	(46,567)	$(455,250)	$(1,217,623)
Class I
Shares sold	46,991	49,250	$1,551,556	$1,557,439
Reinvestment of distributions	23,566	25,052	857,516	802,314
Shares redeemed	(167,934)	(116,402)(a)	(5,647,106)	(3,703,378)(a)
Net increase (decrease)	(97,377)	(42,100)	$(3,238,034)	$(1,343,625)
Class Z
Shares sold	12,015	24,307	$400,180	$768,298
Reinvestment of distributions	3,733	3,924	136,140	125,908
Shares redeemed	(30,175)	(22,300)	(999,334)	(713,963)
Net increase (decrease)	(14,427)	5,931	$(463,014)	$180,243

 (a) Amount includes in-kind redemptions (see the Prior Fiscal Year Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Advisor New Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor New Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Advisor New Insights Fund
Class A	1.11%
Actual		$1,000.00	$1,211.00	$6.17
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Class M	1.36%
Actual		$1,000.00	$1,209.30	$7.55
Hypothetical-C		$1,000.00	$1,018.30	$6.90
Class C	1.87%
Actual		$1,000.00	$1,206.50	$10.37
Hypothetical-C		$1,000.00	$1,015.74	$9.48
Class I	.86%
Actual		$1,000.00	$1,212.70	$4.78
Hypothetical-C		$1,000.00	$1,020.81	$4.37
Class Z	.74%
Actual		$1,000.00	$1,213.20	$4.12
Hypothetical-C		$1,000.00	$1,021.42	$3.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor New Insights Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor New Insights Fund
Class A	02/16/2021	02/12/2021	$0.906
Class M	02/16/2021	02/12/2021	$0.906
Class C	02/16/2021	02/12/2021	$0.906
Class I	02/16/2021	02/12/2021	$0.906
Class Z	02/16/2021	02/12/2021	$0.906

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $2,725,178,263, or, if subsequently determined to be different, the net capital gain of such year.

Class A, I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Class A, I, and Class Z designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	72,344,109,590.115	94.971
Withheld	3,830,453,053.232	5.029
TOTAL	76,174,562,643.346	100.000
Donald F. Donahue
Affirmative	72,379,829,662.975	95.018
Withheld	3,794,732,980.371	4.982
TOTAL	76,174,562,643.346	100.000
Bettina Doulton
Affirmative	72,672,607,741.197	95.403
Withheld	3,501,954,902.150	4.597
TOTAL	76,174,562,643.346	100.000
Vicki L. Fuller
Affirmative	76,174,562,643.346	95.665
Withheld	3,302,170,904.495	4.335
TOTAL	76,174,562,643.346	100.000
Patricia L. Kampling
Affirmative	72,440,745,750.200	95.098
Withheld	3,733,816,893.146	4.902
TOTAL	76,174,562,643.346	100.000
Alan J. Lacy
Affirmative	71,928,556,631.631	94.426
Withheld	4,246,006,011.716	5.574
TOTAL	76,174,562,643.346	100.000
Ned C. Lautenbach
Affirmative	71,259,860,753.748	93.548
Withheld	4,914,701,889.598	6.452
TOTAL	76,174,562,643.346	100.000
Robert A. Lawrence
Affirmative	72,022,885,128.366	94.550
Withheld	4,151,677,514.980	5.450
TOTAL	76,174,562,643.346	100.000
Joseph Mauriello
Affirmative	71,805,724,118.522	94.265
Withheld	4,368,838,524.824	5.735
TOTAL	76,174,562,643.346	100.000
Cornelia M. Small
Affirmative	72,193,236,701.205	94.773
Withheld	3,981,325,942.141	5.227
TOTAL	76,174,562,643.346	100.000
Garnett A. Smith
Affirmative	71,883,892,217.388	94.367
Withheld	4,290,670,425.958	5.633
TOTAL	76,174,562,643.346	100.000
David M. Thomas
Affirmative	72,052,952,536.197	94.589
Withheld	4,121,610,107.149	5.411
TOTAL	76,174,562,643.346	100.000
Susan Tomasky
Affirmative	72,505,011,517.089	95.183
Withheld	3,669,551,126.257	4.817
TOTAL	76,174,562,643.346	100.000
Michael E. Wiley
Affirmative	72,036,408,999.313	94.568
Withheld	4,138,153,644.034	5.432
TOTAL	76,174,562,643.346	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,356,798,573.240	29.831
Against	1,753,947,282.462	12.009
Abstain	407,863,863.938	2.793
Broker Non-Vote	8,086,186,737.580	55.367
TOTAL	14,604,796,457.221	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

ANIF-ANN-0221
1.796407.117

Fidelity® Series Opportunistic Insights Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Opportunistic Insights Fund	31.18%	17.75%	17.94%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Opportunistic Insights Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$37,906	Fidelity® Series Opportunistic Insights Fund
$31,358	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 31.18%, outperforming the 20.89% result of the benchmark Russell 3000® Index. The primary contributor to performance versus the benchmark was an overweighting and security selection in the information technology sector, especially within the software & services industry. Security selection in communication services and an underweighting in energy also helped. The top individual contributor was an overweight position in Amazon.com (+77%). Amazon.com was among our largest holdings. Also bolstering performance was our overweighting in Adobe, which gained 52%. Adobe was among the fund's biggest holdings. Another notable relative contributor was an outsized stake in Facebook (+34%), the fund's largest holding. Conversely, the biggest detractor from performance versus the benchmark was our stock selection in the financials sector, especially within the diversified financials industry. An underweighting in health care and stock picks in materials nicked the fund's relative result. Lastly, the fund's position in cash was a notable detractor. The biggest individual relative detractor was an underweight position in Apple (+82%). This period we increased our stake. Also hampering performance was our overweighting in Berkshire Hathaway, which gained roughly 2%. Berkshire Hathaway was one of our biggest holdings. Another notable relative detractor was an outsized stake in Bank of America (-12%). This period we reduced our stake. Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Facebook, Inc. Class A	8.8
Amazon.com, Inc.	7.8
Microsoft Corp.	5.2
Salesforce.com, Inc.	4.7
Berkshire Hathaway, Inc. Class A	4.6
Adobe, Inc.	3.4
Netflix, Inc.	2.5
NVIDIA Corp.	2.0
Alphabet, Inc. Class C	1.8
Qualcomm, Inc.	1.7
42.5

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	32.2
Communication Services	17.2
Consumer Discretionary	13.5
Health Care	10.9
Financials	8.2

Asset Allocation (% of fund's net assets)

As of December 31, 2020 *
Stocks	92.2%
Bonds	0.1%
Convertible Securities	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	7.0%

 * Foreign investments - 10.3%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value
COMMUNICATION SERVICES - 17.2%
Entertainment - 3.3%
Activision Blizzard, Inc.	75,770	$7,035,245
Live Nation Entertainment, Inc. (a)	10,000	734,800
Netflix, Inc. (a)	349,809	189,152,221
Nintendo Co. Ltd.	5,300	3,402,290
Sea Ltd. ADR (a)	13,100	2,607,555
Spotify Technology SA (a)	33,882	10,661,310
Take-Two Interactive Software, Inc. (a)	46,600	9,683,014
The Walt Disney Co.	144,572	26,193,555
		249,469,990
Interactive Media & Services - 12.6%
Alphabet, Inc.:
Class A (a)	71,517	125,343,555
Class C (a)	77,110	135,087,467
Facebook, Inc. Class A (a)	2,475,754	676,276,956
Match Group, Inc. (a)	46,232	6,989,816
Pinterest, Inc. Class A (a)	15,596	1,027,776
Snap, Inc. Class A (a)	313,200	15,681,924
Tencent Holdings Ltd.	93,300	6,713,289
		967,120,783
Media - 0.4%
Charter Communications, Inc. Class A (a)	38,197	25,269,225
Comcast Corp. Class A	145,200	7,608,480
		32,877,705
Wireless Telecommunication Services - 0.9%
SoftBank Group Corp.	21,800	1,692,445
T-Mobile U.S., Inc.	514,837	69,425,769
		71,118,214

TOTAL COMMUNICATION SERVICES		1,320,586,692

CONSUMER DISCRETIONARY - 13.5%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	101,500	2,660,423
Harley-Davidson, Inc.	43,200	1,585,440
Hyundai Motor Co.	26,700	4,710,011
Tesla, Inc. (a)	4,100	2,893,247
Toyota Motor Corp.	105,100	8,110,580
XPeng, Inc. ADR (a)(b)	90,100	3,858,983
		23,818,684
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	9,300	1,728,033
Hotels, Restaurants & Leisure - 1.1%
Airbnb, Inc.	102,700	13,568,724
Airbnb, Inc. Class A	44,900	6,591,320
Chipotle Mexican Grill, Inc. (a)	21,254	29,473,134
Domino's Pizza, Inc.	10,200	3,911,292
DraftKings, Inc. Class A (a)	52,300	2,435,088
Evolution Gaming Group AB (c)	74,225	7,462,177
Hilton Worldwide Holdings, Inc.	13,700	1,524,262
Marriott International, Inc. Class A	12,200	1,609,424
McDonald's Corp.	58,472	12,546,922
Penn National Gaming, Inc. (a)	30,700	2,651,559
Starbucks Corp.	29,100	3,113,118
		84,887,020
Household Durables - 0.5%
Blu Investments LLC (d)(e)	21,093,998	6,539
D.R. Horton, Inc.	143,700	9,903,804
Garmin Ltd.	63,699	7,622,222
Lennar Corp. Class A	132,629	10,110,309
Mohawk Industries, Inc. (a)	12,200	1,719,590
Sony Corp.	50,600	5,098,865
Whirlpool Corp.	7,800	1,407,822
		35,869,151
Internet & Direct Marketing Retail - 8.9%
Alibaba Group Holding Ltd. (a)	602,500	17,523,430
Alibaba Group Holding Ltd. sponsored ADR (a)	70,820	16,481,939
Amazon.com, Inc. (a)	182,277	593,663,430
Doordash, Inc. (b)	14,800	2,112,700
Doordash, Inc.	54,195	6,962,703
eBay, Inc.	381,200	19,155,300
HelloFresh AG (a)	27,800	2,150,390
JD.com, Inc. Class A	158,200	6,967,512
Meituan Class B (a)	183,720	6,981,524
MercadoLibre, Inc. (a)	1,800	3,015,396
Pinduoduo, Inc. ADR (a)	4,700	835,049
Wayfair LLC Class A (a)	5,400	1,219,374
Zalando SE (a)(c)	15,200	1,690,718
ZOZO, Inc.	20,900	515,947
		679,275,412
Multiline Retail - 0.3%
B&M European Value Retail SA	492,500	3,476,575
Dollar General Corp.	91,100	19,158,330
Target Corp.	5,000	882,650
		23,517,555
Specialty Retail - 1.4%
Bed Bath & Beyond, Inc.	73,800	1,310,688
Best Buy Co., Inc.	76,200	7,603,998
Burlington Stores, Inc. (a)	2,200	575,410
Cazoo Holdings Ltd. (d)(e)	33,832	491,568
L Brands, Inc.	58,000	2,157,020
Lowe's Companies, Inc.	76,100	12,214,811
National Vision Holdings, Inc. (a)	16,100	729,169
O'Reilly Automotive, Inc. (a)	14,700	6,652,779
The Home Depot, Inc.	262,255	69,660,173
TJX Companies, Inc.	44,500	3,038,905
Williams-Sonoma, Inc.	6,600	672,144
		105,106,665
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	31,690	11,528,979
Capri Holdings Ltd. (a)	19,900	835,800
China Hongxing Sports Ltd. (a)(e)	22,200	952
Deckers Outdoor Corp. (a)	39,584	11,351,900
Kering SA	971	705,090
lululemon athletica, Inc. (a)	26,034	9,060,613
LVMH Moet Hennessy Louis Vuitton SE	1,176	736,178
NIKE, Inc. Class B	308,443	43,635,431
Tapestry, Inc.	28,100	873,348
		78,728,291

TOTAL CONSUMER DISCRETIONARY		1,032,930,811

CONSUMER STAPLES - 2.9%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	1,500	1,491,435
Constellation Brands, Inc. Class A (sub. vtg.)	27,800	6,089,590
Monster Beverage Corp. (a)	63,200	5,844,736
PepsiCo, Inc.	175,900	26,085,970
The Coca-Cola Co.	262,450	14,392,758
		53,904,489
Food & Staples Retailing - 1.5%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	88,936	3,030,909
Costco Wholesale Corp.	212,237	79,966,657
Walmart, Inc.	204,200	29,435,430
		112,432,996
Household Products - 0.1%
Colgate-Palmolive Co.	40,400	3,454,604
Procter & Gamble Co.	20,200	2,810,628
Unicharm Corp.	5,900	279,529
		6,544,761
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	143,452	38,185,488
L'Oreal SA	13,125	5,007,872
L'Oreal SA	12,803	4,885,013
		48,078,373

TOTAL CONSUMER STAPLES		220,960,619

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Hess Corp.	52,168	2,753,949
Reliance Industries Ltd.	769,125	20,901,449
Tamarack Valley Energy Ltd. (a)	1,313,749	1,310,756
		24,966,154
FINANCIALS - 8.2%
Banks - 1.5%
Bank of America Corp.	2,260,762	68,523,696
HDFC Bank Ltd. sponsored ADR (a)	33,700	2,435,162
JPMorgan Chase & Co.	171,524	21,795,555
Kotak Mahindra Bank Ltd. (a)	378,887	10,349,909
M&T Bank Corp.	46,300	5,893,990
Royal Bank of Canada	29,500	2,423,918
		111,422,230
Capital Markets - 1.4%
BlackRock, Inc. Class A	53,100	38,313,774
MarketAxess Holdings, Inc.	7,400	4,222,144
Moody's Corp.	58,410	16,952,918
Morgan Stanley	360,100	24,677,653
MSCI, Inc.	24,211	10,810,938
NASDAQ, Inc.	5,300	703,522
S&P Global, Inc.	20,000	6,574,600
		102,255,549
Consumer Finance - 0.0%
Capital One Financial Corp.	23,200	2,293,320
Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc. Class A (a)	1,022	355,466,930
Insurance - 0.7%
Admiral Group PLC	394,393	15,673,000
American International Group, Inc.	108,500	4,107,810
Arthur J. Gallagher & Co.	11,012	1,362,295
Chubb Ltd.	29,100	4,479,072
Direct Line Insurance Group PLC	194,700	849,345
Fairfax Financial Holdings Ltd. (sub. vtg.)	10,500	3,578,777
GoHealth, Inc. (a)	30,859	421,534
Intact Financial Corp.	10,500	1,243,271
Intact Financial Corp. rights 12/31/21 (a)(d)(e)	9,400	993,244
Progressive Corp.	175,400	17,343,552
Selectquote, Inc. (b)	16,000	332,000
The Travelers Companies, Inc.	24,800	3,481,176
		53,865,076

TOTAL FINANCIALS		625,303,105

HEALTH CARE - 10.8%
Biotechnology - 2.0%
23andMe, Inc. (a)(d)(e)	9,536	165,450
AbbVie, Inc.	246,629	26,426,297
Acceleron Pharma, Inc. (a)	20,622	2,638,379
Allovir, Inc. (a)	16,900	649,636
Alnylam Pharmaceuticals, Inc. (a)	14,500	1,884,565
Argenx SE ADR (a)	12,834	3,774,351
Ascendis Pharma A/S sponsored ADR(a)	4,800	800,544
BeiGene Ltd. ADR (a)	6,200	1,602,018
Biohaven Pharmaceutical Holding Co. Ltd. (a)	9,900	848,529
BioNTech SE ADR (a)(b)	11,500	937,480
CSL Ltd.	1,900	414,803
Exact Sciences Corp. (a)	5,300	702,197
Genmab A/S (a)	7,400	3,000,655
Idorsia Ltd. (a)	217,334	6,271,666
Innovent Biologics, Inc. (a)(c)	602,324	6,374,847
Kodiak Sciences, Inc. (a)	12,400	1,821,684
Kymera Therapeutics, Inc. (a)	12,100	750,200
Mirati Therapeutics, Inc. (a)	19,678	4,322,076
Regeneron Pharmaceuticals, Inc. (a)	91,281	44,098,764
Relay Therapeutics, Inc. (a)	30,100	1,250,956
Replimune Group, Inc. (a)	47,000	1,793,050
Sarepta Therapeutics, Inc. (a)	4,388	748,110
Seagen, Inc. (a)	33,500	5,867,190
Seer, Inc.	7,600	426,664
Turning Point Therapeutics, Inc. (a)	42,737	5,207,503
Vertex Pharmaceuticals, Inc. (a)	104,250	24,638,445
Zai Lab Ltd. (a)	42,000	5,601,227
Zai Lab Ltd. ADR (a)	25,590	3,463,351
		156,480,637
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	202,713	22,195,046
Alcon, Inc. (a)	10,800	712,584
Danaher Corp.	367,135	81,555,369
DexCom, Inc. (a)	46,789	17,298,829
Edwards Lifesciences Corp. (a)	236,408	21,567,502
Envista Holdings Corp. (a)	66,212	2,233,331
Hologic, Inc. (a)	145,200	10,574,916
Intuitive Surgical, Inc. (a)	35,250	28,838,025
Masimo Corp. (a)	25,255	6,777,937
Medtronic PLC	45,300	5,306,442
ResMed, Inc.	25,520	5,424,531
Sonova Holding AG Class B	2,600	676,243
Stryker Corp.	13,017	3,189,686
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	194,000	1,978,175
West Pharmaceutical Services, Inc.	13,200	3,739,692
		212,068,308
Health Care Providers & Services - 2.0%
Anthem, Inc.	11,900	3,820,971
Guardant Health, Inc. (a)	17,016	2,193,022
Henry Schein, Inc. (a)	44,900	3,002,014
Humana, Inc.	41,500	17,026,205
Owens & Minor, Inc.	87,400	2,364,170
Patterson Companies, Inc.	166,624	4,937,069
UnitedHealth Group, Inc.	351,778	123,361,509
		156,704,960
Health Care Technology - 0.4%
Change Healthcare, Inc. (a)	11,100	207,015
Veeva Systems, Inc. Class A (a)	112,818	30,714,701
		30,921,716
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	15,427	2,184,463
Adaptive Biotechnologies Corp. (a)	51,829	3,064,649
Agilent Technologies, Inc.	6,000	710,940
Bio-Rad Laboratories, Inc. Class A (a)	23,675	13,801,105
Eurofins Scientific SA (a)	47,680	3,997,579
IQVIA Holdings, Inc. (a)	41,500	7,435,555
Mettler-Toledo International, Inc. (a)	30,656	34,938,030
PerkinElmer, Inc.	20,600	2,956,100
Sartorius Stedim Biotech	2,600	924,936
Thermo Fisher Scientific, Inc.	113,760	52,987,133
WuXi AppTec Co. Ltd. (H Shares) (c)	246,000	4,816,903
		127,817,393
Pharmaceuticals - 1.9%
AstraZeneca PLC sponsored ADR	324,309	16,212,207
Bristol-Myers Squibb Co.	172,140	10,677,844
Eli Lilly & Co.	194,852	32,898,812
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	920,563	4,464,804
Horizon Therapeutics PLC (a)	213,419	15,611,600
Jazz Pharmaceuticals PLC (a)	51,000	8,417,550
Merck & Co., Inc.	145,349	11,889,548
Royalty Pharma PLC	223,300	11,176,165
Supernus Pharmaceuticals, Inc. (a)	14,200	357,272
UCB SA	41,700	4,303,648
Zoetis, Inc. Class A	159,775	26,442,763
		142,452,213

TOTAL HEALTH CARE		826,445,227

INDUSTRIALS - 4.0%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (a)	6,600	808,698
HEICO Corp. Class A	23,500	2,750,910
Lockheed Martin Corp.	12,200	4,330,756
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	18,191	4,911,570
Class C (a)(d)(e)	783	211,410
		13,013,344
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	15,600	1,464,372
United Parcel Service, Inc. Class B	211,015	35,534,926
		36,999,298
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	5,500	604,890
Building Products - 0.6%
Carrier Global Corp.	101,800	3,839,896
Fortune Brands Home & Security, Inc.	200,058	17,148,972
The AZEK Co., Inc.	31,743	1,220,518
Toto Ltd.	227,320	13,649,547
Trane Technologies PLC	51,358	7,455,127
		43,314,060
Commercial Services & Supplies - 0.3%
Cintas Corp.	60,444	21,364,536
Clean TeQ Holdings Ltd. (a)	53,068	10,228
TulCo LLC (a)(d)(e)(f)	7,549	4,197,621
		25,572,385
Electrical Equipment - 0.6%
Acuity Brands, Inc.	29,024	3,514,516
AMETEK, Inc.	27,800	3,362,132
Vestas Wind Systems A/S	184,203	43,514,174
		50,390,822
Industrial Conglomerates - 0.2%
General Electric Co.	1,112,096	12,010,637
Honeywell International, Inc.	3,400	723,180
		12,733,817
Machinery - 0.5%
Deere & Co.	61,100	16,438,955
IDEX Corp.	11,948	2,380,042
Illinois Tool Works, Inc.	30,500	6,218,340
Ingersoll Rand, Inc. (a)	53,900	2,455,684
Otis Worldwide Corp.	22,000	1,486,100
PACCAR, Inc.	85,781	7,401,185
Pentair PLC	14,800	785,732
		37,166,038
Professional Services - 0.7%
Clarivate Analytics PLC (a)	728,525	21,644,478
CoStar Group, Inc. (a)	22,282	20,594,807
Equifax, Inc.	4,300	829,212
Experian PLC	194,031	7,370,975
Verisk Analytics, Inc.	14,200	2,947,778
		53,387,250
Road & Rail - 0.4%
Canadian Pacific Railway Ltd.	46,800	16,233,486
Uber Technologies, Inc. (a)	48,400	2,468,400
Union Pacific Corp.	72,300	15,054,306
		33,756,192
Trading Companies & Distributors - 0.0%
Fastenal Co.	27,000	1,318,410
W.W. Grainger, Inc.	5,100	2,082,534
		3,400,944

TOTAL INDUSTRIALS		310,339,040

INFORMATION TECHNOLOGY - 32.0%
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	761,806	99,621,371
Keysight Technologies, Inc. (a)	10,900	1,439,781
Samsung SDI Co. Ltd.	12,500	7,212,389
Vontier Corp. (a)	29,482	984,699
Zebra Technologies Corp. Class A (a)	6,600	2,536,578
		111,794,818
IT Services - 6.9%
Accenture PLC Class A	156,329	40,834,698
Adyen BV (a)(c)	16,086	37,376,493
ASAC II LP (a)(d)(e)	2,013,117	338,204
Edenred SA	13,809	782,926
MasterCard, Inc. Class A	314,537	112,270,837
MongoDB, Inc. Class A (a)(b)	105,061	37,721,101
Okta, Inc. (a)	207,510	52,761,493
PayPal Holdings, Inc. (a)	348,326	81,577,949
Shopify, Inc. Class A (a)	63,788	72,027,471
Snowflake Computing, Inc. (b)	25,600	7,203,840
Snowflake Computing, Inc. Class B	4,983	1,332,105
Square, Inc. (a)	72,800	15,844,192
Twilio, Inc. Class A (a)	47,700	16,146,450
Visa, Inc. Class A	232,847	50,930,624
Wix.com Ltd. (a)	1,200	299,952
		527,448,335
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (a)	688,853	63,174,709
Analog Devices, Inc.	63,500	9,380,855
Applied Materials, Inc.	87,900	7,585,770
ASML Holding NV	20,947	10,216,271
Enphase Energy, Inc. (a)	37,226	6,532,046
First Solar, Inc. (a)	19,300	1,909,156
Inphi Corp. (a)	2,700	433,269
KLA-Tencor Corp.	11,600	3,003,356
Lam Research Corp.	62,151	29,352,053
Lattice Semiconductor Corp. (a)	145,665	6,674,370
Marvell Technology Group Ltd.	220,875	10,500,398
MaxLinear, Inc. Class A (a)	5,400	206,226
Microchip Technology, Inc.	5,300	731,983
Monolithic Power Systems, Inc.	2,500	915,575
NVIDIA Corp.	287,240	149,996,728
NXP Semiconductors NV	69,753	11,091,425
Qorvo, Inc. (a)	94,800	15,762,396
Qualcomm, Inc.	864,037	131,627,397
Semtech Corp. (a)	86,505	6,236,145
Skyworks Solutions, Inc.	47,400	7,246,512
Synaptics, Inc. (a)	128,092	12,348,069
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	102,300	11,154,792
Texas Instruments, Inc.	14,800	2,429,124
		498,508,625
Software - 16.3%
Adobe, Inc. (a)	517,162	258,643,059
ANSYS, Inc. (a)	2,300	836,740
Atlassian Corp. PLC (a)	198,744	46,480,259
Autodesk, Inc. (a)	5,000	1,526,700
C3.Ai, Inc. (b)	4,800	666,000
Cadence Design Systems, Inc. (a)	54,200	7,394,506
Ceridian HCM Holding, Inc. (a)	26,700	2,845,152
Cloudflare, Inc. (a)	381,655	29,001,963
Coupa Software, Inc. (a)	53,106	17,998,154
Crowdstrike Holdings, Inc. (a)	14,700	3,113,754
Datadog, Inc. Class A (a)	91,439	9,001,255
DocuSign, Inc. (a)	3,000	666,900
Dropbox, Inc. Class A (a)	275,766	6,119,248
Dynatrace, Inc. (a)	124,100	5,369,807
Epic Games, Inc. (d)(e)	7,100	4,082,500
Fair Isaac Corp. (a)	1,500	766,560
Intuit, Inc.	105,890	40,222,317
Microsoft Corp.	1,787,649	397,608,891
Nuance Communications, Inc. (a)	69,300	3,055,437
Palo Alto Networks, Inc. (a)	4,700	1,670,333
Paycom Software, Inc. (a)	4,000	1,809,000
Rapid7, Inc. (a)	7,562	681,790
RingCentral, Inc. (a)	20,631	7,818,530
Salesforce.com, Inc. (a)	1,614,026	359,169,206
ServiceNow, Inc. (a)	51,339	28,258,526
Slack Technologies, Inc. Class A (a)	104,100	4,397,184
SVMK, Inc. (a)	151,980	3,883,089
Tanium, Inc. Class B (a)(d)(e)	408,212	4,651,657
Tenable Holdings, Inc. (a)	18,200	951,132
Xero Ltd. (a)	23,900	2,705,262
Zoom Video Communications, Inc. Class A (a)	900	303,588
Zscaler, Inc. (a)	8,800	1,757,448
		1,253,455,947
Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc.	411,400	54,588,666
Dell Technologies, Inc. (a)	15,300	1,121,337
Samsung Electronics Co. Ltd.	123,400	9,183,530
		64,893,533

TOTAL INFORMATION TECHNOLOGY		2,456,101,258

MATERIALS - 2.8%
Chemicals - 1.0%
Air Products & Chemicals, Inc.	28,874	7,888,954
FMC Corp.	7,584	871,629
Growmax Resources Corp. (a)(c)(e)	4,800	207
LG Chemical Ltd.	2,641	1,999,425
Sherwin-Williams Co.	90,178	66,272,714
Westlake Chemical Corp.	11,200	913,920
		77,946,849
Containers & Packaging - 0.1%
Silgan Holdings, Inc.	95,362	3,536,023
WestRock Co.	36,357	1,582,620
		5,118,643
Metals & Mining - 1.7%
Agnico Eagle Mines Ltd. (Canada)	65,600	4,617,098
B2Gold Corp.	1,646,929	9,225,080
Barrick Gold Corp. (Canada)	1,344,266	30,625,905
Franco-Nevada Corp.	297,517	37,303,569
Freeport-McMoRan, Inc.	374,600	9,747,092
Gatos Silver, Inc.	168,000	2,189,040
Ivanhoe Mines Ltd. (a)	3,314,587	17,863,200
Lundin Gold, Inc. (a)	144,564	1,241,327
Newcrest Mining Ltd.	101,333	2,014,003
Newmont Corp.	221,404	13,259,886
Northern Star Resources Ltd.	139,800	1,367,713
Novagold Resources, Inc. (a)	461,834	4,469,946
		133,923,859

TOTAL MATERIALS		216,989,351

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	49,062	11,012,457
Equity Commonwealth	108,591	2,962,362
Prologis (REIT), Inc.	29,579	2,947,843
Simon Property Group, Inc.	15,300	1,304,784
		18,227,446
Real Estate Management & Development - 0.0%
WeWork Companies, Inc. Class A (a)(d)(e)	3,404	28,696

TOTAL REAL ESTATE		18,256,142

UTILITIES - 0.3%
Electric Utilities - 0.3%
Iberdrola SA	118,822	1,698,359
NextEra Energy, Inc.	93,404	7,206,119
PG&E Corp. (a)	1,019,200	12,699,232
		21,603,710
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	85,550	2,010,425

TOTAL UTILITIES		23,614,135

TOTAL COMMON STOCKS
(Cost $2,685,191,997)		7,076,492,534

Preferred Stocks - 0.7%
Convertible Preferred Stocks - 0.7%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (d)(e)	170	698,656
Specialty Retail - 0.0%
Fanatics, Inc. Series E (d)(e)	95,908	1,658,249
TOTAL CONSUMER DISCRETIONARY		2,356,905
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F (a)(d)(e)	9,254	3,935,911
HEALTH CARE - 0.1%
Biotechnology - 0.0%
23andMe, Inc.:
Series E (a)(d)(e)	46,180	801,223
Series F (a)(d)(e)	200,299	3,475,188
Series F1 (d)(e)	40,321	699,569
		4,975,980
Health Care Providers & Services - 0.1%
Mulberry Health, Inc.:
Series A-8 (a)(d)(e)	480,971	4,692,091
Series A12 (d)(e)	34,291	332,430
		5,024,521
TOTAL HEALTH CARE		10,000,501
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	36,460	9,844,200
Series H (a)(d)(e)	7,256	1,959,120
Series N (d)(e)	24,552	6,629,040
		18,432,360
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (d)(e)	66,084	2,156,281
TOTAL INDUSTRIALS		20,588,641
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	37,932	4,156,368
Software - 0.1%
Delphix Corp. Series D (a)(d)(e)	232,855	1,772,027
Magic Leap, Inc.:
Series B, 8.00% (a)(d)(e)	1,907,399	19
Series C (a)(d)(e)	17,554	0
Series ED (d)(e)	469,823	1,658,475
Nuro, Inc. Series C (d)(e)	190,290	2,484,160
		5,914,681
TOTAL INFORMATION TECHNOLOGY		10,071,049
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
WeWork Companies, Inc.:
Series E (a)(d)(e)	347,358	2,928,228
Series F (a)(d)(e)	16,235	136,861
		3,065,089

TOTAL CONVERTIBLE PREFERRED STOCKS		50,018,096

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (d)(e)	1,104	16,041
Series B (d)(e)	19,337	280,961
Series C (d)(e)	393	5,710
Series D (d)(e)	69,079	1,003,696
		1,306,408
TOTAL PREFERRED STOCKS
(Cost $83,120,829)		51,324,504
	Principal Amount	Value

Nonconvertible Bonds - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Magic Leap, Inc. 10% 6/30/22 (Cost $4,756,362)(e)	4,756,362	7,134,543
	Shares	Value

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.11% (g)	217,999,691	218,043,291
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	28,996,528	28,999,428
TOTAL MONEY MARKET FUNDS
(Cost $247,042,293)		247,042,719
TOTAL INVESTMENT IN SECURITIES - 96.2%
(Cost $3,020,111,481)		7,381,994,300
NET OTHER ASSETS (LIABILITIES) - 3.8%		291,295,341
NET ASSETS - 100%		$7,673,289,641

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,164,324 or 0.8% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $71,402,963 or 0.9% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$160,205
23andMe, Inc. Series E	6/18/15	$500,004
23andMe, Inc. Series F	8/31/17	$2,780,992
23andMe, Inc. Series F1	12/9/20	$699,569
ASAC II LP	10/10/13	$155,030
Blu Investments LLC	5/21/20	$36,484
ByteDance Ltd. Series E1	11/18/20	$4,156,368
Cazoo Holdings Ltd.	9/30/20	$463,836
Cazoo Holdings Ltd. Series A	9/30/20	$15,136
Cazoo Holdings Ltd. Series B	9/30/20	$265,110
Cazoo Holdings Ltd. Series C	9/30/20	$5,388
Cazoo Holdings Ltd. Series D	9/30/20	$947,071
Delphix Corp. Series D	7/10/15	$2,095,695
Epic Games, Inc.	7/13/20 - 7/30/20	$4,082,500
Fanatics, Inc. Series E	8/13/20	$1,658,249
Intact Financial Corp. rights 12/31/21	11/13/20	$962,030
Magic Leap, Inc. Series B, 8.00%	10/17/14	$22,049,532
Magic Leap, Inc. Series C	12/23/15	$404,321
Magic Leap, Inc. Series ED	10/6/17	$12,685,221
Mulberry Health, Inc. Series A-8	1/20/16	$3,248,839
Mulberry Health, Inc. Series A12	12/23/20	$332,430
Nuro, Inc. Series C	10/30/20	$2,484,160
Roofoods Ltd. Series F	9/12/17	$3,271,942
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$1,883,269
Space Exploration Technologies Corp. Class C	9/11/17	$105,705
Space Exploration Technologies Corp. Series G	1/20/15	$2,824,191
Space Exploration Technologies Corp. Series H	8/4/17	$979,560
Space Exploration Technologies Corp. Series N	8/4/20	$6,629,040
Tanium, Inc. Class B	4/21/17 - 9/18/20	$3,439,433
TulCo LLC	8/24/17 - 12/14/17	$2,643,700
WeWork Companies, Inc. Class A	6/23/15	$111,956
WeWork Companies, Inc. Series E	6/23/15	$11,424,455
WeWork Companies, Inc. Series F	12/1/16	$814,871
Zipline International, Inc. Series E	12/21/20	$2,156,281
Zomato Pvt Ltd. Series J7	12/9/20	$692,405

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$546,901
Fidelity Securities Lending Cash Central Fund	66,340
Total	$613,241

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,320,586,692	$1,308,778,668	$11,808,024	$--
Consumer Discretionary	1,036,594,124	950,631,496	81,800,256	4,162,372
Consumer Staples	224,896,530	211,067,734	9,892,885	3,935,911
Energy	24,966,154	24,966,154	--	--
Financials	625,303,105	624,309,861	--	993,244
Health Care	836,445,728	810,729,986	15,549,791	10,165,951
Industrials	330,927,681	250,133,290	50,885,149	29,909,242
Information Technology	2,466,172,307	2,408,320,299	38,708,598	19,143,410
Materials	216,989,351	216,989,144	--	207
Real Estate	21,321,231	18,227,446	--	3,093,785
Utilities	23,614,135	23,614,135	--	--
Corporate Bonds	7,134,543	--	--	7,134,543
Money Market Funds	247,042,719	247,042,719	--	--
Total Investments in Securities:	$7,381,994,300	$7,094,810,932	$208,644,703	$78,538,665

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$109,267,546
Net Realized Gain (Loss) on Investment Securities	(6,714,893)
Net Unrealized Gain (Loss) on Investment Securities	(49,767,639)
Cost of Purchases	32,846,081
Proceeds of Sales	(1,888,621)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(5,203,809)
Ending Balance	$78,538,665
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2020	$(56,813,874)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	89.7%
Canada	2.6%
Cayman Islands	1.2%
Ireland	1.0%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $27,714,315) — See accompanying schedule: Unaffiliated issuers (cost $2,773,069,188)	$7,134,951,581
Fidelity Central Funds (cost $247,042,293)	247,042,719
Total Investment in Securities (cost $3,020,111,481)		$7,381,994,300
Cash		38,853
Restricted cash		512,789
Receivable for investments sold		1,435,086
Receivable for fund shares sold		328,790,332
Dividends receivable		1,793,683
Interest receivable		235,172
Distributions receivable from Fidelity Central Funds		30,625
Total assets		7,714,830,840
Liabilities
Payable for fund shares redeemed	$11,078,002
Other payables and accrued expenses	1,466,747
Collateral on securities loaned	28,996,450
Total liabilities		41,541,199
Net Assets		$7,673,289,641
Net Assets consist of:
Paid in capital		$3,142,485,810
Total accumulated earnings (loss)		4,530,803,831
Net Assets		$7,673,289,641
Net Asset Value, offering price and redemption price per share ($7,673,289,641 ÷ 378,943,872 shares)		$20.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$41,478,951
Interest		235,176
Income from Fidelity Central Funds (including $66,340 from security lending)		613,241
Total income		42,327,368
Expenses
Custodian fees and expenses	$176,662
Independent trustees' fees and expenses	39,731
Miscellaneous	16,077
Total expenses before reductions	232,470
Expense reductions	(1,381)
Total expenses after reductions		231,089
Net investment income (loss)		42,096,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $219,425)	1,074,588,256
Fidelity Central Funds	(6,069)
Foreign currency transactions	(89,746)
Total net realized gain (loss)		1,074,492,441
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $85,092)	766,710,719
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(26,048)
Total change in net unrealized appreciation (depreciation)		766,684,672
Net gain (loss)		1,841,177,113
Net increase (decrease) in net assets resulting from operations		$1,883,273,392

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$42,096,279	$57,026,639
Net realized gain (loss)	1,074,492,441	657,285,020
Change in net unrealized appreciation (depreciation)	766,684,672	1,160,100,453
Net increase (decrease) in net assets resulting from operations	1,883,273,392	1,874,412,112
Distributions to shareholders	(1,072,699,853)	(609,089,624)
Share transactions
Proceeds from sales of shares	708,743,743	803,412,059
Reinvestment of distributions	1,072,699,854	609,089,624
Cost of shares redeemed	(1,818,460,906)	(2,197,322,705)
Net increase (decrease) in net assets resulting from share transactions	(37,017,309)	(784,821,022)
Total increase (decrease) in net assets	773,556,230	480,501,466
Net Assets
Beginning of period	6,899,733,411	6,419,231,945
End of period	$7,673,289,641	$6,899,733,411
Other Information
Shares
Sold	36,100,721	44,110,643
Issued in reinvestment of distributions	54,583,007	34,528,724
Redeemed	(92,929,459)	(120,371,574)
Net increase (decrease)	(2,245,731)	(41,732,207)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Opportunistic Insights Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$18.10	$15.18	$17.32	$14.69	$14.89
Income from Investment Operations
Net investment income (loss)A	.12	.15	.15	.09	–B
Net realized and unrealized gain (loss)	5.36	4.43	(.42)	4.75	.19
Total from investment operations	5.48	4.58	(.27)	4.84	.19
Distributions from net investment income	(.16)	(.15)	(.13)	(.10)	–B
Distributions from net realized gain	(3.18)	(1.51)	(1.75)	(2.10)	(.38)
Total distributions	(3.33)C	(1.66)	(1.87)C	(2.21)C	(.39)C
Net asset value, end of period	$20.25	$18.10	$15.18	$17.32	$14.69
Total ReturnD,E	31.18%	30.53%	(1.87)%	32.96%	1.33%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	- %H	.27%	.83%
Expenses net of fee waivers, if any	- %H	- %H	- %H	.27%	.83%
Expenses net of all reductions	- %H	- %H	- %H	.27%	.82%
Net investment income (loss)	.61%	.81%	.80%	.50%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$7,673,290	$6,899,733	$6,419,232	$6,317,188	$2,240,033
Portfolio turnover rateI	33%	27%J	32%K	37%	40%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Series Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equity	$ 70,410,671	Market comparable	Enterprise value/Sales multiple (EV/S)	1.5-7.3/3.4	Increase
			Discount rate	25.0% - 65.7% / 47.8%	Decrease
			Premium rate	92.6%	Increase
			Discount for lack of marketability	10.0% - 20.0% / 15.8%	Decrease
		Recovery value	Recovery value	0.0% - 750,000.0%/2,451.2%	Increase
		Market approach	Transaction price	$0.15 - $575.00/$171.67	Increase
			Discount rate	50.0%	Decrease
Corporate Bonds	$7,134,543	Recovery value	Recovery value	150.0%	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, market discount, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,395,590,700
Gross unrealized depreciation	(60,364,605)
Net unrealized appreciation (depreciation)	$4,335,226,095
Tax Cost	$3,046,768,205

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,144,903
Undistributed long-term capital gain	$176,287,078
Net unrealized appreciation (depreciation) on securities and other investments	$4,335,251,359

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$49,680,521	$ 57,754,377
Long-term Capital Gains	1,023,019,332	551,335,247
Total	$1,072,699,853	$ 609,089,624

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Series Opportunistic Insights Fund	4,710,410.06

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Opportunistic Insights Fund	2,230,458,358	3,792,475,623

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Opportunistic Insights Fund	$61,881

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $144,581,675 and $266,410,514, respectively.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the fund received investments and cash valued at $275,319,852 in exchange for $14,544,102 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $41,964.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Opportunistic Insights Fund	$16,050

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Opportunistic Insights Fund	$11,727	$1,054	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,381.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by FMR or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Series Opportunistic Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Series Opportunistic Insights Fund	- %C
Actual		$1,000.00	$1,208.20	$-D
Hypothetical-E		$1,000.00	$1,025.14	$-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount Represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Opportunistic Insights Fund voted to pay on February 16th, 2021, to shareholders of record at the opening of business on February 12th, 2021, a distribution of $0.497 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.015 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,058,092,838, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 7% and 78% of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 8% and 87% of the dividends distributed in February and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 36% and 3% of the dividends distributed in February and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	72,344,109,590.115	94.971
Withheld	3,830,453,053.232	5.029
TOTAL	76,174,562,643.346	100.000
Donald F. Donahue
Affirmative	72,379,829,662.975	95.018
Withheld	3,794,732,980.371	4.982
TOTAL	76,174,562,643.346	100.000
Bettina Doulton
Affirmative	72,672,607,741.197	95.403
Withheld	3,501,954,902.150	4.597
TOTAL	76,174,562,643.346	100.000
Vicki L. Fuller
Affirmative	76,174,562,643.346	95.665
Withheld	3,302,170,904.495	4.335
TOTAL	76,174,562,643.346	100.000
Patricia L. Kampling
Affirmative	72,440,745,750.200	95.098
Withheld	3,733,816,893.146	4.902
TOTAL	76,174,562,643.346	100.000
Alan J. Lacy
Affirmative	71,928,556,631.631	94.426
Withheld	4,246,006,011.716	5.574
TOTAL	76,174,562,643.346	100.000
Ned C. Lautenbach
Affirmative	71,259,860,753.748	93.548
Withheld	4,914,701,889.598	6.452
TOTAL	76,174,562,643.346	100.000
Robert A. Lawrence
Affirmative	72,022,885,128.366	94.550
Withheld	4,151,677,514.980	5.450
TOTAL	76,174,562,643.346	100.000
Joseph Mauriello
Affirmative	71,805,724,118.522	94.265
Withheld	4,368,838,524.824	5.735
TOTAL	76,174,562,643.346	100.000
Cornelia M. Small
Affirmative	72,193,236,701.205	94.773
Withheld	3,981,325,942.141	5.227
TOTAL	76,174,562,643.346	100.000
Garnett A. Smith
Affirmative	71,883,892,217.388	94.367
Withheld	4,290,670,425.958	5.633
TOTAL	76,174,562,643.346	100.000
David M. Thomas
Affirmative	72,052,952,536.197	94.589
Withheld	4,121,610,107.149	5.411
TOTAL	76,174,562,643.346	100.000
Susan Tomasky
Affirmative	72,505,011,517.089	95.183
Withheld	3,669,551,126.257	4.817
TOTAL	76,174,562,643.346	100.000
Michael E. Wiley
Affirmative	72,036,408,999.313	94.568
Withheld	4,138,153,644.034	5.432
TOTAL	76,174,562,643.346	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	5,991,586,522.137	100.00
Against	0.000	0.00
Abstain	0.000	0.00
Broker Non-Vote	0.000	0.00
TOTAL	5,991,586,522.137	100.000
Proposal 1 reflects trust wide proposal and voting results.

O1T-ANN-0221
1.951052.108

Fidelity® Contrafund® K6

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity® Contrafund® K6	30.83%	19.62%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Contrafund® K6 on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,080	Fidelity® Contrafund® K6
$16,674	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 30.83%, outperforming the 18.40% result of the benchmark S&P 500® index. The primary contributor to performance versus the benchmark were stock picks and an overweighting in the information technology sector, especially within the software & services industry. Security selection in communication services and consumer discretionary also helped. The biggest individual contributor was an overweight position in Amazon.com (+76%), the fund's largest holding. Also boosting value was our outsized stake in Netflix, which gained 67%. Netflix was among our largest holdings. Another notable relative contributor was an overweighting in Facebook (+33%), which was one of the fund's biggest holdings. In contrast, the largest detractor from performance versus the benchmark was stock selection and an overweighting in the diversified financials industry. The fund's position in cash was a notable detractor. The biggest individual relative detractor by far was an underweight position in Apple (+82%), which was among our largest holdings. A second notable relative detractor was our outsized stake in Berkshire Hathaway (+2%). Another notable relative detractor was an underweighting in Citigroup (-20%). This period we reduced our stake. Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Amazon.com, Inc.	8.7
Facebook, Inc. Class A	7.8
Microsoft Corp.	5.0
Berkshire Hathaway, Inc. Class A	4.5
Salesforce.com, Inc.	3.4
Apple, Inc.	3.4
UnitedHealth Group, Inc.	3.3
Adobe, Inc.	2.8
Netflix, Inc.	2.7
Visa, Inc. Class A	2.5
44.1

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	32.8
Communication Services	17.7
Health Care	14.3
Consumer Discretionary	13.6
Financials	8.2

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	96.3%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	3.2%

 * Foreign investments – 8.5%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
COMMUNICATION SERVICES - 17.7%
Entertainment - 4.1%
Activision Blizzard, Inc.	1,372,437	$127,430,775
Live Nation Entertainment, Inc. (a)	20,500	1,506,340
Netflix, Inc. (a)	871,658	471,331,630
Nintendo Co. Ltd.	11,376	7,302,726
Sea Ltd. ADR (a)	31,500	6,270,075
Spotify Technology SA (a)	66,533	20,935,274
Take-Two Interactive Software, Inc. (a)	100,992	20,985,128
The Walt Disney Co.	338,141	61,264,386
		717,026,334
Interactive Media & Services - 12.4%
Alphabet, Inc.:
Class A (a)	217,281	380,815,372
Class C (a)	198,298	347,394,300
Facebook, Inc. Class A (a)	4,977,649	1,359,694,601
Match Group, Inc. (a)	98,069	14,827,052
Pinterest, Inc. Class A (a)	41,772	2,752,775
Snap, Inc. Class A (a)	671,663	33,630,166
Tencent Holdings Ltd.	188,470	13,561,132
		2,152,675,398
Media - 0.4%
Charter Communications, Inc. Class A (a)	80,682	53,375,177
Comcast Corp. Class A	332,000	17,396,800
		70,771,977
Wireless Telecommunication Services - 0.8%
SoftBank Group Corp.	51,000	3,959,389
T-Mobile U.S., Inc.	969,352	130,717,117
		134,676,506

TOTAL COMMUNICATION SERVICES		3,075,150,215

CONSUMER DISCRETIONARY - 13.6%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	196,500	5,150,475
Harley-Davidson, Inc.	85,100	3,123,170
Hyundai Motor Co.	58,700	10,354,969
Tesla, Inc. (a)	10,642	7,509,740
Toyota Motor Corp.	236,200	18,227,583
XPeng, Inc. ADR (a)	179,500	7,687,985
		52,053,922
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	17,700	3,288,837
Hotels, Restaurants & Leisure - 0.6%
Airbnb, Inc. Class A	105,700	15,516,760
Chipotle Mexican Grill, Inc. (a)	32,373	44,891,963
Domino's Pizza, Inc.	23,912	9,169,296
DraftKings, Inc. Class A (a)(b)	112,427	5,234,601
Evolution Gaming Group AB (c)	106,219	10,678,680
Hilton Worldwide Holdings, Inc.	27,400	3,048,524
Marriott International, Inc. Class A	24,800	3,271,616
Penn National Gaming, Inc. (a)	63,400	5,475,858
Starbucks Corp.	59,100	6,322,518
		103,609,816
Household Durables - 0.4%
D.R. Horton, Inc.	300,530	20,712,528
Garmin Ltd.	129,678	15,517,269
Lennar Corp. Class A	279,759	21,326,029
Mohawk Industries, Inc. (a)	26,300	3,706,985
Sony Corp.	107,556	10,838,212
Whirlpool Corp.	15,400	2,779,546
		74,880,569
Internet & Direct Marketing Retail - 9.7%
Alibaba Group Holding Ltd. (a)	1,231,133	35,806,925
Alibaba Group Holding Ltd. sponsored ADR (a)	166,389	38,723,712
Amazon.com, Inc. (a)	462,315	1,505,727,589
Coupang unit (d)(e)	281,219	2,109,143
Doordash, Inc.	36,500	5,210,375
Doordash, Inc.	105,530	13,557,967
eBay, Inc.	848,307	42,627,427
HelloFresh AG (a)	64,800	5,012,421
JD.com, Inc. Class A	308,870	13,603,384
Meituan Class B (a)	262,599	9,978,996
MercadoLibre, Inc. (a)	3,400	5,695,748
Pinduoduo, Inc. ADR (a)	9,400	1,670,098
Wayfair LLC Class A (a)	12,200	2,754,882
Zalando SE (a)(c)	34,100	3,792,993
ZOZO, Inc.	44,700	1,103,485
		1,687,375,145
Multiline Retail - 0.3%
B&M European Value Retail SA	998,207	7,046,378
Dollar General Corp.	196,017	41,222,375
Target Corp.	9,010	1,590,535
		49,859,288
Specialty Retail - 1.3%
Bed Bath & Beyond, Inc.	148,019	2,628,817
Best Buy Co., Inc.	162,734	16,239,226
Burlington Stores, Inc. (a)	5,300	1,386,215
Cazoo Holdings Ltd. (d)(e)	69,974	1,016,700
L Brands, Inc.	121,500	4,518,585
Lowe's Companies, Inc.	159,000	25,521,090
National Vision Holdings, Inc. (a)	32,200	1,458,338
O'Reilly Automotive, Inc. (a)	28,229	12,775,599
The Home Depot, Inc.	515,862	137,023,264
TJX Companies, Inc.	237,835	16,241,752
Williams-Sonoma, Inc.	13,300	1,354,472
		220,164,058
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	12,690	4,616,685
Allbirds, Inc. (a)(d)(e)	33,995	392,982
Capri Holdings Ltd. (a)	39,900	1,675,800
Deckers Outdoor Corp. (a)	77,303	22,168,954
Kering SA	2,009	1,458,833
lululemon athletica, Inc. (a)	36,971	12,867,017
LVMH Moet Hennessy Louis Vuitton SE	2,779	1,739,658
NIKE, Inc. Class B	900,478	127,390,623
On Holding AG (d)(e)	282	3,169,434
Tapestry, Inc.	61,700	1,917,636
		177,397,622

TOTAL CONSUMER DISCRETIONARY		2,368,629,257

CONSUMER STAPLES - 3.1%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	2,019	2,007,472
Constellation Brands, Inc. Class A (sub. vtg.)	62,400	13,668,720
Monster Beverage Corp. (a)	126,277	11,678,097
PepsiCo, Inc.	355,607	52,736,518
The Coca-Cola Co.	776,030	42,557,485
		122,648,292
Food & Staples Retailing - 1.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	143,818	4,901,269
Costco Wholesale Corp.	399,733	150,611,400
Walmart, Inc.	459,967	66,304,243
		221,816,912
Household Products - 0.1%
Colgate-Palmolive Co.	88,200	7,541,982
Procter & Gamble Co.	42,100	5,857,794
Unicharm Corp.	12,600	596,961
		13,996,737
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	610,403	162,483,175
L'Oreal SA	15,708	5,993,422
L'Oreal SA	23,820	9,088,573
		177,565,170

TOTAL CONSUMER STAPLES		536,027,111

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Hess Corp.	109,134	5,761,184
Reliance Industries Ltd.	1,423,582	38,686,724
		44,447,908
FINANCIALS - 8.2%
Banks - 1.5%
Bank of America Corp.	3,613,252	109,517,668
Citigroup, Inc.	37,907	2,337,346
HDFC Bank Ltd. sponsored ADR (a)	75,000	5,419,500
JPMorgan Chase & Co.	812,717	103,271,949
Kotak Mahindra Bank Ltd. (a)	518,572	14,165,630
M&T Bank Corp.	96,663	12,305,200
Royal Bank of Canada	56,900	4,675,286
		251,692,579
Capital Markets - 1.6%
BlackRock, Inc. Class A	185,210	133,636,423
MarketAxess Holdings, Inc.	15,230	8,689,629
Moody's Corp.	125,628	36,462,271
Morgan Stanley	794,800	54,467,644
MSCI, Inc.	54,519	24,344,369
NASDAQ, Inc.	12,400	1,645,976
S&P Global, Inc.	42,518	13,976,942
		273,223,254
Consumer Finance - 0.0%
Capital One Financial Corp.	50,100	4,952,385
Diversified Financial Services - 4.5%
Berkshire Hathaway, Inc. Class A (a)	2,256	784,670,640
Insurance - 0.6%
Admiral Group PLC	711,972	28,293,447
American International Group, Inc.	245,800	9,305,988
Arthur J. Gallagher & Co.	25,406	3,142,976
Chubb Ltd.	63,000	9,696,960
Direct Line Insurance Group PLC	400,800	1,748,420
Fairfax Financial Holdings Ltd. (sub. vtg.)	320	109,067
GoHealth, Inc. (a)	67,900	927,514
Intact Financial Corp.	22,151	2,622,829
Intact Financial Corp. rights 12/31/21 (a)(d)(e)	21,800	2,303,480
Progressive Corp.	380,553	37,629,081
Selectquote, Inc. (b)	36,900	765,675
The Travelers Companies, Inc.	57,700	8,099,349
		104,644,786
Thrifts & Mortgage Finance - 0.0%
Rocket Cos., Inc. (a)(b)	52,277	1,057,041

TOTAL FINANCIALS		1,420,240,685

HEALTH CARE - 14.2%
Biotechnology - 2.8%
23andMe, Inc. (a)(d)(e)	6,779	117,616
AbbVie, Inc.	512,711	54,936,984
Acceleron Pharma, Inc. (a)	37,926	4,852,252
Allovir, Inc. (a)	40,111	1,541,867
Allovir, Inc.	78,908	2,881,562
Alnylam Pharmaceuticals, Inc. (a)	31,465	4,089,506
Argenx SE ADR (a)	23,697	6,969,051
Ascendis Pharma A/S sponsored ADR (a)	9,862	1,644,784
BeiGene Ltd. ADR (a)	18,257	4,717,426
Biohaven Pharmaceutical Holding Co. Ltd. (a)	19,832	1,699,801
BioNTech SE ADR (a)(b)	25,200	2,054,304
CSL Ltd.	12,650	2,761,718
Exact Sciences Corp. (a)	12,600	1,669,374
Generation Bio Co.	30,875	875,306
Genmab A/S (a)	14,079	5,708,949
Idorsia Ltd. (a)	391,729	11,304,229
Innovent Biologics, Inc. (a)(c)	1,601,798	16,953,031
Kodiak Sciences, Inc. (a)	29,000	4,260,390
Kymera Therapeutics, Inc. (a)	24,708	1,531,896
Mirati Therapeutics, Inc. (a)	47,059	10,336,039
Regeneron Pharmaceuticals, Inc. (a)	281,290	135,894,012
Relay Therapeutics, Inc. (a)	62,612	2,602,155
Replimune Group, Inc. (a)	102,800	3,921,820
Sarepta Therapeutics, Inc. (a)	8,800	1,500,312
Seagen, Inc. (a)	67,821	11,878,170
Seer, Inc.	17,800	999,292
Turning Point Therapeutics, Inc. (a)	79,056	9,632,974
Ultragenyx Pharmaceutical, Inc. (a)	140,100	19,394,043
Vertex Pharmaceuticals, Inc. (a)	599,000	141,567,660
Zai Lab Ltd. (a)	86,800	11,575,869
Zai Lab Ltd. ADR (a)	48,540	6,569,404
		486,441,796
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	586,068	64,168,585
Alcon, Inc. (a)	22,100	1,458,158
Danaher Corp.	700,715	155,656,830
DexCom, Inc. (a)	187,674	69,386,831
Edwards Lifesciences Corp. (a)	492,980	44,974,565
Envista Holdings Corp. (a)	148,371	5,004,554
Hologic, Inc. (a)	298,938	21,771,655
Intuitive Surgical, Inc. (a)	87,023	71,193,516
Masimo Corp. (a)	51,967	13,946,903
Medtronic PLC	96,500	11,304,010
ResMed, Inc.	31,177	6,626,983
Sonova Holding AG Class B	12,033	3,129,706
Stryker Corp.	25,600	6,273,024
Venus MedTech Hangzhou, Inc. (H Shares) (a)(c)	420,267	4,285,369
West Pharmaceutical Services, Inc.	25,580	7,247,070
		486,427,759
Health Care Providers & Services - 4.2%
Anthem, Inc.	165,100	53,011,959
Guardant Health, Inc. (a)	36,700	4,729,896
Henry Schein, Inc. (a)	96,400	6,445,304
Humana, Inc.	196,746	80,718,981
Owens & Minor, Inc.	186,481	5,044,311
Patterson Companies, Inc.	346,931	10,279,566
UnitedHealth Group, Inc.	1,624,404	569,645,995
		729,876,012
Health Care Technology - 0.2%
Change Healthcare, Inc. (a)	24,700	460,655
Veeva Systems, Inc. Class A (a)	135,678	36,938,336
		37,398,991
Life Sciences Tools & Services - 2.0%
10X Genomics, Inc. (a)	26,726	3,784,402
Adaptive Biotechnologies Corp. (a)	113,737	6,725,269
Agilent Technologies, Inc.	12,100	1,433,729
Bio-Rad Laboratories, Inc. Class A (a)	69,417	40,465,946
Eurofins Scientific SA (a)	96,620	8,100,798
IQVIA Holdings, Inc. (a)	88,331	15,826,265
Lonza Group AG	25	16,104
Mettler-Toledo International, Inc. (a)	79,677	90,806,283
PerkinElmer, Inc.	256,500	36,807,750
Sartorius Stedim Biotech	5,034	1,790,818
Thermo Fisher Scientific, Inc.	275,661	128,397,381
WuXi AppTec Co. Ltd. (H Shares) (c)	507,078	9,929,047
		344,083,792
Pharmaceuticals - 2.2%
AstraZeneca PLC sponsored ADR	953,760	47,678,462
Bristol-Myers Squibb Co.	400,207	24,824,840
Eli Lilly & Co.	724,806	122,376,245
Hansoh Pharmaceutical Group Co. Ltd. (a)(c)	1,520,621	7,375,133
Horizon Therapeutics PLC (a)	463,661	33,916,802
Jazz Pharmaceuticals PLC (a)	102,047	16,842,857
Merck & Co., Inc.	251,099	20,539,898
Roche Holding AG (participation certificate)	4,254	1,481,662
Royalty Pharma PLC	494,047	24,727,052
Supernus Pharmaceuticals, Inc. (a)	29,196	734,571
UCB SA	81,002	8,359,811
Zoetis, Inc. Class A	526,190	87,084,445
		395,941,778

TOTAL HEALTH CARE		2,480,170,128

INDUSTRIALS - 4.1%
Aerospace & Defense - 0.1%
Axon Enterprise, Inc. (a)	12,500	1,531,625
HEICO Corp. Class A	54,643	6,396,510
Lockheed Martin Corp.	36,809	13,066,459
		20,994,594
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	29,500	2,769,165
United Parcel Service, Inc. Class B	722,931	121,741,580
		124,510,745
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	14,100	1,550,718
Building Products - 0.5%
Carrier Global Corp.	216,272	8,157,780
Fortune Brands Home & Security, Inc.	408,220	34,992,618
The AZEK Co., Inc.	70,282	2,702,343
Toto Ltd.	365,844	21,967,293
Trane Technologies PLC	103,359	15,003,592
		82,823,626
Commercial Services & Supplies - 0.2%
Cintas Corp.	91,448	32,323,210
Clean TeQ Holdings Ltd. (a)(b)	4,340,292	836,537
TulCo LLC (a)(d)(e)(f)	1,552	862,990
		34,022,737
Electrical Equipment - 0.6%
Acuity Brands, Inc.	60,151	7,283,685
AMETEK, Inc.	56,844	6,874,713
Vestas Wind Systems A/S	379,807	89,721,600
		103,879,998
Industrial Conglomerates - 0.2%
General Electric Co.	2,562,965	27,680,022
Honeywell International, Inc.	6,800	1,446,360
		29,126,382
Machinery - 0.5%
Deere & Co.	131,018	35,250,393
Fortive Corp.	75,208	5,326,231
IDEX Corp.	25,877	5,154,698
Illinois Tool Works, Inc.	64,526	13,155,561
Ingersoll Rand, Inc. (a)	117,600	5,357,856
Otis Worldwide Corp.	48,134	3,251,452
PACCAR, Inc.	171,730	14,816,864
Pentair PLC	27,700	1,470,593
		83,783,648
Professional Services - 0.5%
Clarivate Analytics PLC (a)	1,204,172	35,775,950
CoStar Group, Inc. (a)	31,127	28,770,064
Equifax, Inc.	8,459	1,631,234
Experian PLC	379,955	14,433,975
Verisk Analytics, Inc.	29,806	6,187,428
		86,798,651
Road & Rail - 0.8%
Canadian Pacific Railway Ltd.	101,665	35,264,473
Uber Technologies, Inc. (a)	1,216,900	62,061,900
Union Pacific Corp.	181,741	37,842,111
		135,168,484
Trading Companies & Distributors - 0.0%
Fastenal Co.	57,258	2,795,908
W.W. Grainger, Inc.	9,900	4,042,566
		6,838,474

TOTAL INDUSTRIALS		709,498,057

INFORMATION TECHNOLOGY - 32.6%
Electronic Equipment & Components - 1.3%
Amphenol Corp. Class A	1,425,352	186,393,281
Keysight Technologies, Inc. (a)	25,332	3,346,104
Samsung SDI Co. Ltd.	26,200	15,117,167
Vontier Corp. (a)	109,123	3,644,708
Zebra Technologies Corp. Class A (a)	31,014	11,919,611
		220,420,871
IT Services - 8.3%
Accenture PLC Class A	386,564	100,974,382
Adyen BV (a)(c)	29,354	68,205,245
MasterCard, Inc. Class A	642,751	229,423,542
MongoDB, Inc. Class A (a)(b)	193,341	69,417,153
Okta, Inc. (a)	421,149	107,081,345
PayPal Holdings, Inc. (a)	1,079,969	252,928,740
Shopify, Inc. Class A (a)	89,432	100,983,897
Snowflake Computing, Inc. (b)	53,773	15,131,722
Snowflake Computing, Inc. Class B	8,969	2,397,683
Square, Inc. (a)	153,327	33,370,088
Twilio, Inc. Class A (a)	104,285	35,300,473
Visa, Inc. Class A	2,011,076	439,882,653
Wix.com Ltd. (a)	2,600	649,896
		1,455,746,819
Semiconductors & Semiconductor Equipment - 5.7%
Advanced Micro Devices, Inc. (a)	1,223,293	112,188,201
Analog Devices, Inc.	150,720	22,265,866
Applied Materials, Inc.	196,410	16,950,183
ASML Holding NV	43,050	20,996,346
Enphase Energy, Inc. (a)	138,096	24,231,705
First Solar, Inc. (a)	40,500	4,006,260
Inphi Corp. (a)	6,100	978,867
KLA-Tencor Corp.	25,442	6,587,188
Lam Research Corp.	181,075	85,516,290
Lattice Semiconductor Corp. (a)(b)	294,536	13,495,640
Marvell Technology Group Ltd.	431,565	20,516,600
MaxLinear, Inc. Class A (a)	11,546	440,942
Microchip Technology, Inc.	10,600	1,463,966
Monolithic Power Systems, Inc.	5,500	2,014,265
NVIDIA Corp.	487,343	254,490,515
NXP Semiconductors NV	100,078	15,913,403
Qorvo, Inc. (a)	202,970	33,747,822
Qualcomm, Inc.	1,782,047	271,477,040
Semtech Corp. (a)	173,863	12,533,784
Skyworks Solutions, Inc.	102,230	15,628,922
Synaptics, Inc. (a)	252,327	24,324,323
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	221,461	24,148,107
Texas Instruments, Inc.	35,202	5,777,704
		989,693,939
Software - 13.8%
Adobe, Inc. (a)	963,832	482,031,660
ANSYS, Inc. (a)	4,779	1,738,600
Atlassian Corp. PLC (a)	287,289	67,188,278
Autodesk, Inc. (a)	11,100	3,389,274
C3.Ai, Inc. (b)	11,300	1,567,875
Cadence Design Systems, Inc. (a)	491,247	67,020,828
Ceridian HCM Holding, Inc. (a)	70,245	7,485,307
Cloudflare, Inc. (a)	363,150	27,595,769
Coupa Software, Inc. (a)	127,717	43,284,568
Crowdstrike Holdings, Inc. (a)	30,152	6,386,797
Datadog, Inc. Class A (a)(b)	202,104	19,895,118
DocuSign, Inc. (a)	6,900	1,533,870
Dropbox, Inc. Class A (a)	498,896	11,070,502
Dynatrace, Inc. (a)	275,208	11,908,250
Epic Games, Inc. (d)(e)	14,010	8,055,750
Fair Isaac Corp. (a)	3,100	1,584,224
Intuit, Inc.	127,704	48,508,364
Microsoft Corp.	3,929,309	873,956,908
Nuance Communications, Inc. (a)	151,900	6,697,271
Palo Alto Networks, Inc. (a)	10,000	3,553,900
Paycom Software, Inc. (a)	8,500	3,844,125
Rapid7, Inc. (a)	16,934	1,526,769
RingCentral, Inc. (a)	21,140	8,011,426
Salesforce.com, Inc. (a)	2,666,829	593,449,457
ServiceNow, Inc. (a)	112,435	61,887,597
Slack Technologies, Inc. Class A (a)	251,826	10,637,130
SVMK, Inc. (a)	84,633	2,162,373
Tanium, Inc. Class B (a)(d)(e)	449,538	5,122,575
Tenable Holdings, Inc. (a)	38,300	2,001,558
Workday, Inc. Class A (a)	44,515	10,666,239
Xero Ltd. (a)	49,281	5,578,160
Zoom Video Communications, Inc. Class A (a)	3,444	1,161,730
Zscaler, Inc. (a)	19,200	3,834,432
		2,404,336,684
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	4,436,223	588,642,430
Dell Technologies, Inc. (a)	31,507	2,309,148
Samsung Electronics Co. Ltd.	249,200	18,545,670
		609,497,248

TOTAL INFORMATION TECHNOLOGY		5,679,695,561

MATERIALS - 2.1%
Chemicals - 0.7%
Air Products & Chemicals, Inc.	43,128	11,783,432
Growmax Resources Corp. (a)(c)(e)	233,005	10,068
LG Chemical Ltd.	5,311	4,020,805
Sherwin-Williams Co.	137,192	100,823,773
Westlake Chemical Corp.	23,122	1,886,755
		118,524,833
Containers & Packaging - 0.0%
Silgan Holdings, Inc.	188,742	6,998,553
WestRock Co.	78,644	3,423,373
		10,421,926
Metals & Mining - 1.4%
Agnico Eagle Mines Ltd. (Canada)	135,924	9,566,683
B2Gold Corp.	3,885,439	21,763,831
Barrick Gold Corp. (Canada)	2,480,071	56,502,521
Franco-Nevada Corp.	512,039	64,200,978
Freeport-McMoRan, Inc.	713,395	18,562,538
Gatos Silver, Inc.	358,200	4,667,346
Ivanhoe Mines Ltd. (a)	3,932,869	21,195,287
Ivanhoe Mines Ltd. (a)(c)	995,503	5,365,033
Lundin Gold, Inc. (a)	243,394	2,089,949
Newmont Corp.	502,962	30,122,394
Northern Star Resources Ltd.	292,188	2,858,579
Novagold Resources, Inc. (a)	828,773	8,021,434
		244,916,573

TOTAL MATERIALS		373,863,332

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	68,861	15,456,540
Equity Commonwealth	217,678	5,938,256
Prologis (REIT), Inc.	71,386	7,114,329
Simon Property Group, Inc.	40,300	3,436,784
		31,945,909
UTILITIES - 0.2%
Electric Utilities - 0.2%
Iberdrola SA	243,220	3,476,418
NextEra Energy, Inc.	83,736	6,460,232
PG&E Corp. (a)	2,101,468	26,184,291
		36,120,941
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	175,643	4,127,611

TOTAL UTILITIES		40,248,552

TOTAL COMMON STOCKS
(Cost $10,824,672,112)		16,759,916,715

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (d)(e)	396	1,627,458
Specialty Retail - 0.0%
Aurora Innovation, Inc. Series B (a)(d)(e)	119,040	1,099,965
Fanatics, Inc. Series E (d)(e)	192,106	3,321,513
		4,421,478
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	13,415	155,077
Series B (a)(d)(e)	2,355	27,224
Series C (a)(d)(e)	22,525	260,389
Series Seed (a)(d)(e)	7,210	83,348
		526,038
TOTAL CONSUMER DISCRETIONARY		6,574,974
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (a)(d)(e)	1,222	519,741
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc.:
Series F (a)(d)(e)	26,649	462,360
Series F1 (d)(e)	93,703	1,625,747
Nuvation Bio, Inc. Series A (a)(d)	2,568,600	5,034,456
		7,122,563
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
Relativity Space, Inc. Series D (d)(e)	207,384	3,095,642
Space Exploration Technologies Corp. Series N (d)(e)	49,490	13,362,300
		16,457,942
Air Freight & Logistics - 0.1%
Zipline International, Inc. Series E (d)(e)	178,019	5,808,653
Commercial Services & Supplies - 0.0%
ZenPayroll, Inc. Series D (a)(d)(e)	184,203	2,452,184
TOTAL INDUSTRIALS		24,718,779
INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.0%
ByteDance Ltd. Series E1 (d)(e)	80,736	8,846,581
Software - 0.2%
Affirm, Inc.:
Series F (a)(d)	141,842	6,255,232
Series G (d)	276,447	12,191,313
Series G1 (d)	45,878	2,023,220
Carbon, Inc.:
Series D (a)(d)(e)	9,678	368,538
Series E (a)(d)(e)	7,351	283,455
Nuro, Inc. Series C (d)(e)	405,967	5,299,737
		26,421,495
TOTAL INFORMATION TECHNOLOGY		35,268,076
MATERIALS - 0.0%
Metals & Mining - 0.0%
High Power Exploration, Inc. Series A (a)(d)(e)	1,052,269	5,545,458

TOTAL CONVERTIBLE PREFERRED STOCKS		79,749,591

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (d)(e)	2,284	33,186
Series B (d)(e)	39,995	581,115
Series C (d)(e)	812	11,798
Series D (d)(e)	142,876	2,075,944
		2,702,043
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series G (a)(e)	3,143	1,336,781

TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,038,824

TOTAL PREFERRED STOCKS
(Cost $67,800,689)		83,788,415

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.11% (g)	761,201,551	761,353,791
Fidelity Securities Lending Cash Central Fund 0.11% (g)(h)	24,571,699	24,574,156
TOTAL MONEY MARKET FUNDS
(Cost $785,926,954)		785,927,947
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $11,678,399,755)		17,629,633,077
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(227,524,059)
NET ASSETS - 100%		$17,402,109,018

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $126,594,599 or 0.7% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $105,602,303 or 0.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$113,887
23andMe, Inc. Series F	8/31/17	$370,000
23andMe, Inc. Series F1	12/9/20	$1,625,747
Affirm, Inc. Series F	3/22/19	$1,869,917
Affirm, Inc. Series G	9/11/20	$5,508,566
Affirm, Inc. Series G1	4/29/20	$774,200
Allbirds, Inc.	10/9/18	$372,829
Allbirds, Inc. Series A	10/9/18	$147,124
Allbirds, Inc. Series B	10/9/18	$25,828
Allbirds, Inc. Series C	10/9/18	$247,035
Allbirds, Inc. Series Seed	10/9/18	$79,073
Aurora Innovation, Inc. Series B	3/1/19	$1,099,965
ByteDance Ltd. Series E1	11/18/20	$8,846,581
Carbon, Inc. Series D	12/15/17	$225,990
Carbon, Inc. Series E	3/22/19	$205,787
Cazoo Holdings Ltd.	9/30/20	$959,341
Cazoo Holdings Ltd. Series A	9/30/20	$31,314
Cazoo Holdings Ltd. Series B	9/30/20	$548,330
Cazoo Holdings Ltd. Series C	9/30/20	$11,132
Cazoo Holdings Ltd. Series D	9/30/20	$1,958,826
Coupang unit	6/12/20	$2,109,143
Epic Games, Inc.	7/13/20 - 7/30/20	$8,055,750
Fanatics, Inc. Series E	8/13/20	$3,321,513
High Power Exploration, Inc. Series A	11/15/19	$5,545,458
Intact Financial Corp. rights 12/31/21	11/13/20	$2,231,091
Nuro, Inc. Series C	10/30/20	$5,299,737
Nuvation Bio, Inc. Series A	6/17/19	$1,981,366
On Holding AG	2/6/20	$2,569,790
Relativity Space, Inc. Series D	11/20/20	$3,095,642
Roofoods Ltd. Series F	9/12/17	$432,063
Space Exploration Technologies Corp. Series N	8/4/20	$13,362,300
Tanium, Inc. Class B	9/18/20	$5,122,575
TulCo LLC	8/24/17 - 9/7/18	$651,224
ZenPayroll, Inc. Series D	7/16/19	$2,452,184
Zipline International, Inc. Series E	12/21/20	$5,808,653
Zomato Pvt Ltd. Series J7	12/9/20	$1,612,897

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$988,803
Fidelity Securities Lending Cash Central Fund	203,420
Total	$1,192,223

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,075,150,215	$3,050,326,968	$24,823,247	$--
Consumer Discretionary	2,377,906,274	2,244,066,490	117,874,508	15,965,276
Consumer Staples	537,883,633	520,945,116	15,081,995	1,856,522
Energy	44,447,908	44,447,908	--	--
Financials	1,420,240,685	1,417,937,205	--	2,303,480
Health Care	2,487,292,691	2,443,954,431	41,132,537	2,205,723
Industrials	734,216,836	604,479,492	104,155,575	25,581,769
Information Technology	5,714,963,637	5,595,914,308	91,072,693	27,976,636
Materials	379,408,790	373,853,264	--	5,555,526
Real Estate	31,945,909	31,945,909	--	--
Utilities	40,248,552	40,248,552	--	--
Money Market Funds	785,927,947	785,927,947	--	--
Total Investments in Securities:	$17,629,633,077	$17,154,047,590	$394,140,555	$81,444,932

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value (including securities loaned of $22,844,613) — See accompanying schedule: Unaffiliated issuers (cost $10,892,472,801)	$16,843,705,130
Fidelity Central Funds (cost $785,926,954)	785,927,947
Total Investment in Securities (cost $11,678,399,755)		$17,629,633,077
Restricted cash		94,995
Foreign currency held at value (cost $20,758)		22,525
Receivable for investments sold		3,413,914
Receivable for fund shares sold		19,921,838
Dividends receivable		3,658,757
Distributions receivable from Fidelity Central Funds		79,865
Other receivables		408,402
Total assets		17,657,233,373
Liabilities
Payable for fund shares redeemed	222,066,338
Accrued management fee	6,433,402
Other payables and accrued expenses	2,050,110
Collateral on securities loaned	24,574,505
Total liabilities		255,124,355
Net Assets		$17,402,109,018
Net Assets consist of:
Paid in capital		$11,828,731,487
Total accumulated earnings (loss)		5,573,377,531
Net Assets		$17,402,109,018
Net Asset Value, offering price and redemption price per share ($17,402,109,018 ÷ 921,366,598 shares)		$18.89

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$86,137,880
Income from Fidelity Central Funds (including $203,420 from security lending)		1,192,223
Total income		87,330,103
Expenses
Management fee	$62,758,024
Independent trustees' fees and expenses	75,746
Miscellaneous	74,358
Total expenses before reductions	62,908,128
Expense reductions	(371,170)
Total expenses after reductions		62,536,958
Net investment income (loss)		24,793,145
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $401,421)	8,948,858
Fidelity Central Funds	(36,204)
Foreign currency transactions	(85,578)
Total net realized gain (loss)		8,827,076
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $222,262)	3,895,229,979
Assets and liabilities in foreign currencies	74,884
Total change in net unrealized appreciation (depreciation)		3,895,304,863
Net gain (loss)		3,904,131,939
Net increase (decrease) in net assets resulting from operations		$3,928,925,084

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$24,793,145	$33,503,171
Net realized gain (loss)	8,827,076	(83,405,982)
Change in net unrealized appreciation (depreciation)	3,895,304,863	2,179,281,519
Net increase (decrease) in net assets resulting from operations	3,928,925,084	2,129,378,708
Distributions to shareholders	(35,356,894)	(33,955,303)
Share transactions
Proceeds from sales of shares	5,631,486,255	6,458,763,019
Reinvestment of distributions	35,356,894	33,955,303
Cost of shares redeemed	(4,008,180,689)	(2,016,350,128)
Net increase (decrease) in net assets resulting from share transactions	1,658,662,460	4,476,368,194
Total increase (decrease) in net assets	5,552,230,650	6,571,791,599
Net Assets
Beginning of period	11,849,878,368	5,278,086,769
End of period	$17,402,109,018	$11,849,878,368
Other Information
Shares
Sold	351,858,942	492,901,979
Issued in reinvestment of distributions	1,966,139	2,403,065
Redeemed	(251,666,322)	(152,457,426)
Net increase (decrease)	102,158,759	342,847,618

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Contrafund K6

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.47	$11.08	$11.36	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.05	.05	.02
Net realized and unrealized gain (loss)	4.43	3.38	(.29)	1.36
Total from investment operations	4.46	3.43	(.24)	1.38
Distributions from net investment income	(.04)	(.04)	(.04)	(.02)
Total distributions	(.04)	(.04)	(.04)	(.02)
Net asset value, end of period	$18.89	$14.47	$11.08	$11.36
Total ReturnC,D	30.83%	31.00%	(2.15)%	13.77%
Ratios to Average Net AssetsE,F
Expenses before reductions	.45%	.45%	.45%	.45%G
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%G
Expenses net of all reductions	.45%	.45%	.45%	.45%G
Net investment income (loss)	.18%	.39%	.39%	.38%G
Supplemental Data
Net assets, end of period (000 omitted)	$17,402,109	$11,849,878	$5,278,087	$1,735,754
Portfolio turnover rateH	45%I	39%I	54%I	48%G,I

 A For the period May 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Contrafund K6 (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,932,268,245
Gross unrealized depreciation	(59,919,758)
Net unrealized appreciation (depreciation)	$5,872,348,487
Tax Cost	$11,757,284,590

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,483,503
Capital loss carryforward	$(305,743,254)
Net unrealized appreciation (depreciation) on securities and other investments	$5,872,428,083

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(305,743,254)
Total capital loss carryforward	$(305,743,254)

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$35,356,894	$ 33,955,303

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
Fidelity Contrafund K6	957,984.01%

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Contrafund K6	6,260,529,810	6,048,235,699

Unaffiliated Redemptions In-Kind. During the period, 3,490,146 shares of the Fund were redeemed in-kind for investments and cash with a value of $57,936,426. The net realized gain of $26,947,034 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments, and cash valued at $1,062,916,308 in exchange for 67,653,810 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 21,758,678 shares of the Fund were redeemed in-kind for investments and cash with a value of $289,664,260. The Fund had a net realized gain of $87,998,269 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fund received investments and cash valued at $3,118,494,832 in exchange for 234,737,161 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Contrafund K6	$118,052

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $492,580,146 and $491,839,811, respectively.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $44,014.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Contrafund K6	$28,833

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Contrafund K6	$17,493	$187	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $370,138 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,032.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Contrafund K6

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Contrafund K6 (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period May 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Contrafund K6	.45%
Actual		$1,000.00	$1,203.90	$2.49
Hypothetical-C		$1,000.00	$1,022.87	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	72,344,109,590.115	94.971
Withheld	3,830,453,053.232	5.029
TOTAL	76,174,562,643.346	100.000
Donald F. Donahue
Affirmative	72,379,829,662.975	95.018
Withheld	3,794,732,980.371	4.982
TOTAL	76,174,562,643.346	100.000
Bettina Doulton
Affirmative	72,672,607,741.197	95.403
Withheld	3,501,954,902.150	4.597
TOTAL	76,174,562,643.346	100.000
Vicki L. Fuller
Affirmative	76,174,562,643.346	95.665
Withheld	3,302,170,904.495	4.335
TOTAL	76,174,562,643.346	100.000
Patricia L. Kampling
Affirmative	72,440,745,750.200	95.098
Withheld	3,733,816,893.146	4.902
TOTAL	76,174,562,643.346	100.000
Alan J. Lacy
Affirmative	71,928,556,631.631	94.426
Withheld	4,246,006,011.716	5.574
TOTAL	76,174,562,643.346	100.000
Ned C. Lautenbach
Affirmative	71,259,860,753.748	93.548
Withheld	4,914,701,889.598	6.452
TOTAL	76,174,562,643.346	100.000
Robert A. Lawrence
Affirmative	72,022,885,128.366	94.550
Withheld	4,151,677,514.980	5.450
TOTAL	76,174,562,643.346	100.000
Joseph Mauriello
Affirmative	71,805,724,118.522	94.265
Withheld	4,368,838,524.824	5.735
TOTAL	76,174,562,643.346	100.000
Cornelia M. Small
Affirmative	72,193,236,701.205	94.773
Withheld	3,981,325,942.141	5.227
TOTAL	76,174,562,643.346	100.000
Garnett A. Smith
Affirmative	71,883,892,217.388	94.367
Withheld	4,290,670,425.958	5.633
TOTAL	76,174,562,643.346	100.000
David M. Thomas
Affirmative	72,052,952,536.197	94.589
Withheld	4,121,610,107.149	5.411
TOTAL	76,174,562,643.346	100.000
Susan Tomasky
Affirmative	72,505,011,517.089	95.183
Withheld	3,669,551,126.257	4.817
TOTAL	76,174,562,643.346	100.000
Michael E. Wiley
Affirmative	72,036,408,999.313	94.568
Withheld	4,138,153,644.034	5.432
TOTAL	76,174,562,643.346	100.000
Proposal 1 reflects trust wide proposal and voting results.

CONK6-ANN-0221
1.9883979.103

Fidelity Flex® Funds

Fidelity Flex® Opportunistic Insights Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Opportunistic Insights Fund	33.68%	21.38%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Opportunistic Insights Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$20,962	Fidelity Flex® Opportunistic Insights Fund
$17,236	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 18.40% in 2020, a highly volatile and unpredictable year that will be remembered by most investors for the impact of the coronavirus pandemic. The early-2020 outbreak and spread of COVID-19 resulted in stocks suffering one of the quickest declines on record, through March 23, followed by a historic rebound that culminated with the index closing the year at an all-time high. The crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty and dislocation in financial markets. A rapid and expansive U.S. monetary/fiscal-policy response partially offset the economic disruption and fueled the market surge, as did resilient corporate earnings and the potential for a COVID-19 vaccine breakthrough. The rally slowed in early September, when the S&P 500 began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as concerns about election uncertainty, indications the U.S. economic recovery was stalling and a new wave of COVID-19 cases. November (+11%) was a much different story, however, as investors reacted favorably to election results. The momentum continued in December (+4%), driven by regulatory approvals for two COVID-19 vaccines in the U.S. By sector for the full year, information technology (+44%) and consumer discretionary (+33%) led the way, boosted by a handful of large growth stocks. In contrast, energy shares (-34%) struggled along with global oil demand and pricing.

Comments from Portfolio Manager William Danoff:  For the year, the fund gained 33.68%, outperforming the 20.89% result of the benchmark Russell 3000® Index. The primary contributor to performance versus the benchmark was security selection and an overweighting in the information technology sector, especially within the software & services industry. Security selection in communication services and an underweighting in energy also helped. The biggest individual contributor was an overweight position in Amazon.com (+76%). Amazon.com was among the fund's biggest holdings. Also helping performance was our outsized stake in Adobe, which gained approximately 51%. Adobe was among our largest holdings. Another notable relative contributor was an overweighting in Salesforce.com (+36%), which was one of the fund's biggest holdings. In contrast, the largest detractor from performance versus the benchmark was our stock selection in the financials sector, especially within the diversified financials industry. An underweighting in health care and security selection in materials nicked relative performance. Lastly, the fund's position in cash was a notable detractor. Our lighter-than-benchmark stake in Apple, a position we established this period, was the fund's largest individual relative detractor, as the stock gained roughly 82% in 2020. Another notable relative detractor was our lighter-than-benchmark stake in Tesla, a stake we established this period. Also hindering performance was our outsized stake in Berkshire Hathaway, which gained roughly 3%. Berkshire Hathaway was one of our biggest holdings. Notable changes in positioning include decreased exposure to the financials sector and a higher allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2020

% of fund's net assets
Facebook, Inc. Class A	8.9
Amazon.com, Inc.	8.0
Microsoft Corp.	5.6
Salesforce.com, Inc.	4.9
Berkshire Hathaway, Inc. Class A	4.6
Adobe, Inc.	3.5
Netflix, Inc.	2.7
NVIDIA Corp.	2.1
Alphabet, Inc. Class C	1.9
Qualcomm, Inc.	1.9
44.1

Top Five Market Sectors as of December 31, 2020

% of fund's net assets
Information Technology	34.0
Communication Services	17.7
Consumer Discretionary	13.9
Health Care	11.8
Financials	7.9

Asset Allocation (% of fund's net assets)

As of December 31, 2020*
Stocks	96.4%
Convertible Securities	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 11.2%

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value
COMMUNICATION SERVICES - 17.7%
Entertainment - 3.4%
Activision Blizzard, Inc.	250	$23,213
Netflix, Inc. (a)	1,136	614,269
Nintendo Co. Ltd.	19	12,197
Spotify Technology SA (a)	87	27,375
Take-Two Interactive Software, Inc. (a)	139	28,883
The Walt Disney Co.	368	66,674
		772,611
Interactive Media & Services - 13.0%
Alphabet, Inc.:
Class A (a)	231	404,860
Class C (a)	249	436,218
Facebook, Inc. Class A (a)	7,382	2,016,461
Match Group, Inc. (a)	132	19,957
Pinterest, Inc. Class A (a)	56	3,690
Snap, Inc. Class A (a)	937	46,916
Tencent Holdings Ltd.	265	19,068
		2,947,170
Media - 0.4%
Charter Communications, Inc. Class A (a)	110	72,771
Comcast Corp. Class A	300	15,720
		88,491
Wireless Telecommunication Services - 0.9%
T-Mobile U.S., Inc.	1,632	220,075

TOTAL COMMUNICATION SERVICES		4,028,347

CONSUMER DISCRETIONARY - 13.8%
Automobiles - 0.3%
BYD Co. Ltd. (H Shares)	329	8,623
Harley-Davidson, Inc.	85	3,120
Hyundai Motor Co.	34	5,998
Tesla, Inc. (a)	20	14,113
Toyota Motor Corp.	211	16,283
XPeng, Inc. ADR (a)	196	8,395
		56,532
Diversified Consumer Services - 0.0%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	41	7,618
Hotels, Restaurants & Leisure - 1.1%
Airbnb, Inc. Class A	200	29,360
Chipotle Mexican Grill, Inc. (a)	69	95,683
Domino's Pizza, Inc.	36	13,805
DraftKings, Inc. Class A (a)	112	5,215
Evolution Gaming Group AB (b)	240	24,128
Hilton Worldwide Holdings, Inc.	48	5,340
Marriott International, Inc. Class A	43	5,673
McDonald's Corp.	230	49,353
Penn National Gaming, Inc. (a)	100	8,637
Starbucks Corp.	53	5,670
		242,864
Household Durables - 0.5%
D.R. Horton, Inc.	422	29,084
Garmin Ltd.	184	22,017
Lennar Corp. Class A	416	31,712
Mohawk Industries, Inc. (a)	43	6,061
Sony Corp.	115	11,588
Whirlpool Corp.	27	4,873
		105,335
Internet & Direct Marketing Retail - 9.1%
Alibaba Group Holding Ltd. (a)	1,905	55,406
Alibaba Group Holding Ltd. sponsored ADR (a)	269	62,604
Amazon.com, Inc. (a)	558	1,817,367
Doordash, Inc.	70	9,993
Doordash, Inc.	165	21,198
eBay, Inc.	1,234	62,009
JD.com, Inc. Class A	404	17,793
Meituan Class B (a)	530	20,140
MercadoLibre, Inc. (a)	5	8,376
ZOZO, Inc.	100	2,469
		2,077,355
Multiline Retail - 0.3%
B&M European Value Retail SA	1,783	12,586
Dollar General Corp.	284	59,725
		72,311
Specialty Retail - 1.4%
Bed Bath & Beyond, Inc.	300	5,328
Best Buy Co., Inc.	246	24,548
Cazoo Holdings Ltd. (c)(d)	94	1,366
L Brands, Inc.	180	6,694
Lowe's Companies, Inc.	236	37,880
National Vision Holdings, Inc. (a)	100	4,529
O'Reilly Automotive, Inc. (a)	49	22,176
The Home Depot, Inc.	840	223,121
		325,642
Textiles, Apparel & Luxury Goods - 1.1%
adidas AG	84	30,560
Capri Holdings Ltd. (a)	100	4,200
Deckers Outdoor Corp. (a)	123	35,274
Kering SA	3	2,178
lululemon athletica, Inc. (a)	100	34,803
LVMH Moet Hennessy Louis Vuitton SE	4	2,504
NIKE, Inc. Class B	949	134,255
Tapestry, Inc.	100	3,108
		246,882

TOTAL CONSUMER DISCRETIONARY		3,134,539

CONSUMER STAPLES - 3.0%
Beverages - 0.7%
Boston Beer Co., Inc. Class A (a)	7	6,960
Constellation Brands, Inc. Class A (sub. vtg.)	37	8,105
Monster Beverage Corp. (a)	194	17,941
PepsiCo, Inc.	570	84,531
The Coca-Cola Co.	843	46,230
		163,767
Food & Staples Retailing - 1.6%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	240	8,179
Costco Wholesale Corp.	675	254,327
Walmart, Inc.	661	95,283
		357,789
Household Products - 0.1%
Colgate-Palmolive Co.	104	8,893
Procter & Gamble Co.	71	9,879
		18,772
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	455	121,116
L'Oreal SA	43	16,407
		137,523

TOTAL CONSUMER STAPLES		677,851

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Hess Corp.	179	9,449
Reliance Industries Ltd.	2,261	61,444
Tamarack Valley Energy Ltd. (a)	3,734	3,725
		74,618
FINANCIALS - 7.9%
Banks - 1.4%
Bank of America Corp.	7,236	219,323
HDFC Bank Ltd. sponsored ADR (a)	72	5,203
JPMorgan Chase & Co.	375	47,651
Kotak Mahindra Bank Ltd. (a)	1,147	31,332
M&T Bank Corp.	121	15,403
Royal Bank of Canada	44	3,615
		322,527
Capital Markets - 1.2%
BlackRock, Inc. Class A	162	116,889
MarketAxess Holdings, Inc.	19	10,841
Moody's Corp.	187	54,275
Morgan Stanley	738	50,575
MSCI, Inc.	63	28,131
S&P Global, Inc.	54	17,751
		278,462
Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc. Class A (a)	3	1,043,445
Insurance - 0.7%
Admiral Group PLC	1,200	47,687
American International Group, Inc.	357	13,516
Chubb Ltd.	52	8,004
Direct Line Insurance Group PLC	600	2,617
Fairfax Financial Holdings Ltd. (sub. vtg.)	29	9,884
GoHealth, Inc. (a)	200	2,732
Intact Financial Corp.	1	118
Intact Financial Corp. rights 12/31/21 (a)(c)(d)	100	10,566
Progressive Corp.	441	43,606
Selectquote, Inc.	100	2,075
The Travelers Companies, Inc.	100	14,037
		154,842

TOTAL FINANCIALS		1,799,276

HEALTH CARE - 11.8%
Biotechnology - 2.3%
23andMe, Inc. (a)(c)(d)	35	607
AbbVie, Inc.	668	71,576
Acceleron Pharma, Inc. (a)	59	7,548
Allovir, Inc. (a)	37	1,422
Alnylam Pharmaceuticals, Inc. (a)	43	5,589
Argenx SE ADR (a)	100	29,409
BeiGene Ltd. ADR (a)	35	9,044
Biohaven Pharmaceutical Holding Co. Ltd. (a)	52	4,457
CSL Ltd.	6	1,310
Genmab A/S (a)	26	10,543
Idorsia Ltd. (a)	1,085	31,310
Innovent Biologics, Inc. (a)(b)	2,043	21,623
Kymera Therapeutics, Inc. (a)	33	2,046
Mirati Therapeutics, Inc. (a)	79	17,352
Regeneron Pharmaceuticals, Inc. (a)	296	143,001
Relay Therapeutics, Inc. (a)	100	4,156
Replimune Group, Inc. (a)	98	3,739
Seagen, Inc. (a)	114	19,966
Seer, Inc.	24	1,347
Turning Point Therapeutics, Inc. (a)	116	14,135
Vertex Pharmaceuticals, Inc. (a)	353	83,428
Zai Lab Ltd. (a)	111	14,803
Zai Lab Ltd. ADR (a)	84	11,369
		509,780
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	656	71,825
Danaher Corp.	1,190	264,347
DexCom, Inc. (a)	154	56,937
Edwards Lifesciences Corp. (a)	794	72,437
Envista Holdings Corp. (a)	158	5,329
Hologic, Inc. (a)	470	34,230
Intuitive Surgical, Inc. (a)	114	93,263
Masimo Corp. (a)	68	18,250
Medtronic PLC	93	10,894
ResMed, Inc.	77	16,367
Stryker Corp.	32	7,841
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)	507	5,170
West Pharmaceutical Services, Inc.	33	9,349
		666,239
Health Care Providers & Services - 2.2%
Anthem, Inc.	42	13,486
Guardant Health, Inc. (a)	43	5,542
Henry Schein, Inc. (a)	100	6,686
Humana, Inc.	133	54,566
Owens & Minor, Inc.	300	8,115
Patterson Companies, Inc.	503	14,904
UnitedHealth Group, Inc.	1,124	394,164
		497,463
Health Care Technology - 0.4%
Change Healthcare, Inc. (a)	100	1,865
Veeva Systems, Inc. Class A (a)	357	97,193
		99,058
Life Sciences Tools & Services - 1.9%
10X Genomics, Inc. (a)	206	29,170
Adaptive Biotechnologies Corp. (a)	105	6,209
Bio-Rad Laboratories, Inc. Class A (a)	77	44,886
Eurofins Scientific SA (a)	160	13,415
IQVIA Holdings, Inc. (a)	130	23,292
Mettler-Toledo International, Inc. (a)	100	113,968
PerkinElmer, Inc.	55	7,893
Sartorius Stedim Biotech	13	4,625
Thermo Fisher Scientific, Inc.	374	174,202
WuXi AppTec Co. Ltd. (H Shares) (b)	707	13,844
		431,504
Pharmaceuticals - 2.1%
AstraZeneca PLC sponsored ADR	1,341	67,037
Bristol-Myers Squibb Co.	479	29,712
Eli Lilly & Co.	560	94,550
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	3,133	15,195
Horizon Therapeutics PLC (a)	801	58,593
Jazz Pharmaceuticals PLC (a)	172	28,389
Merck & Co., Inc.	524	42,863
Royalty Pharma PLC	703	35,185
Supernus Pharmaceuticals, Inc. (a)	100	2,516
UCB SA	126	13,004
Zoetis, Inc. Class A	514	85,067
		472,111

TOTAL HEALTH CARE		2,676,155

INDUSTRIALS - 4.1%
Aerospace & Defense - 0.1%
HEICO Corp. Class A	100	11,706
Lockheed Martin Corp.	32	11,359
		23,065
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	71	6,665
United Parcel Service, Inc. Class B	666	112,154
		118,819
Building Products - 0.6%
Carrier Global Corp.	330	12,448
Fortune Brands Home & Security, Inc.	582	49,889
The AZEK Co., Inc.	86	3,307
Toto Ltd.	739	44,374
Trane Technologies PLC	129	18,726
		128,744
Commercial Services & Supplies - 0.3%
Cintas Corp.	196	69,278
Clean TeQ Holdings Ltd. (a)	9,749	1,879
		71,157
Electrical Equipment - 0.7%
Acuity Brands, Inc.	83	10,050
AMETEK, Inc.	88	10,643
Vestas Wind Systems A/S	596	140,793
		161,486
Industrial Conglomerates - 0.2%
General Electric Co.	3,458	37,346
Machinery - 0.5%
Deere & Co.	185	49,774
IDEX Corp.	28	5,578
Illinois Tool Works, Inc.	94	19,165
Ingersoll Rand, Inc. (a)	122	5,558
PACCAR, Inc.	284	24,504
		104,579
Professional Services - 0.7%
Clarivate Analytics PLC (a)	2,359	70,086
CoStar Group, Inc. (a)	73	67,472
Experian PLC	603	22,907
Verisk Analytics, Inc.	48	9,964
		170,429
Road & Rail - 0.5%
Canadian Pacific Railway Ltd.	159	55,152
Uber Technologies, Inc. (a)	115	5,865
Union Pacific Corp.	246	51,222
		112,239
Trading Companies & Distributors - 0.0%
Fastenal Co.	100	4,883
W.W. Grainger, Inc.	12	4,900
		9,783

TOTAL INDUSTRIALS		937,647

INFORMATION TECHNOLOGY - 33.9%
Electronic Equipment & Components - 1.5%
Amphenol Corp. Class A	2,433	318,163
Samsung SDI Co. Ltd.	35	20,195
Vontier Corp. (a)	76	2,538
Zebra Technologies Corp. Class A (a)	15	5,765
		346,661
IT Services - 7.5%
Accenture PLC Class A	498	130,083
Adyen BV (a)(b)	50	116,177
Edenred SA	22	1,247
MasterCard, Inc. Class A	1,033	368,719
MongoDB, Inc. Class A (a)	360	129,254
Okta, Inc. (a)	662	168,320
PayPal Holdings, Inc. (a)	1,113	260,665
Shopify, Inc. Class A (a)	201	226,963
Snowflake Computing, Inc.	48	13,507
Snowflake Computing, Inc. Class B	47	12,565
Square, Inc. (a)	237	51,581
Twilio, Inc. Class A (a)	147	49,760
Visa, Inc. Class A	800	174,984
		1,703,825
Semiconductors & Semiconductor Equipment - 6.9%
Advanced Micro Devices, Inc. (a)	2,205	202,221
Analog Devices, Inc.	151	22,307
ASML Holding NV	68	33,165
Enphase Energy, Inc. (a)	108	18,951
First Solar, Inc. (a)	49	4,847
KLA-Tencor Corp.	34	8,803
Lam Research Corp.	196	92,565
Lattice Semiconductor Corp. (a)	432	19,794
Marvell Technology Group Ltd.	734	34,894
MaxLinear, Inc. Class A (a)	21	802
NVIDIA Corp.	918	479,380
NXP Semiconductors NV	280	44,523
Qorvo, Inc. (a)	300	49,881
Qualcomm, Inc.	2,768	421,677
Semtech Corp. (a)	238	17,157
Skyworks Solutions, Inc.	162	24,767
Synaptics, Inc. (a)	390	37,596
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	322	35,111
Texas Instruments, Inc.	52	8,535
		1,556,976
Software - 17.1%
Adobe, Inc. (a)	1,572	786,189
Atlassian Corp. PLC(a)	634	148,274
C3.Ai, Inc.	37	5,134
Cadence Design Systems, Inc. (a)	90	12,279
Ceridian HCM Holding, Inc. (a)	39	4,156
Cloudflare, Inc. (a)	1,202	91,340
Coupa Software, Inc. (a)	179	60,665
Crowdstrike Holdings, Inc. (a)	76	16,098
Datadog, Inc. Class A (a)	273	26,874
Dropbox, Inc. Class A (a)	889	19,727
Dynatrace, Inc. (a)	437	18,909
Epic Games, Inc. (c)(d)	34	19,550
Intuit, Inc.	330	125,351
Microsoft Corp.	5,747	1,278,248
Nuance Communications, Inc. (a)	164	7,231
Paycom Software, Inc. (a)	14	6,332
RingCentral, Inc. (a)	46	17,433
Salesforce.com, Inc. (a)	4,996	1,111,760
ServiceNow, Inc. (a)	166	91,371
Slack Technologies, Inc. Class A (a)	233	9,842
SVMK, Inc. (a)	523	13,363
Tanium, Inc. Class B (a)(c)(d)	741	8,444
Tenable Holdings, Inc. (a)	100	5,226
Xero Ltd. (a)	51	5,773
		3,889,569
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	1,273	168,914
Dell Technologies, Inc. (a)	66	4,837
Samsung Electronics Co. Ltd.	400	29,768
		203,519

TOTAL INFORMATION TECHNOLOGY		7,700,550

MATERIALS - 3.3%
Chemicals - 1.1%
Air Products & Chemicals, Inc.	103	28,142
LG Chemical Ltd.	7	5,300
Sherwin-Williams Co.	282	207,245
		240,687
Containers & Packaging - 0.1%
Silgan Holdings, Inc.	339	12,570
WestRock Co.	92	4,005
		16,575
Metals & Mining - 2.1%
Agnico Eagle Mines Ltd. (Canada)	174	12,247
B2Gold Corp.	4,102	22,977
Barrick Gold Corp. (Canada)	4,345	98,990
Franco-Nevada Corp.	1,356	170,019
Freeport-McMoRan, Inc.	1,153	30,001
Gatos Silver, Inc.	600	7,818
Ivanhoe Mines Ltd. (a)	10,385	55,968
Lundin Gold, Inc. (a)	411	3,529
Newcrest Mining Ltd.	291	5,784
Newmont Corp.	786	47,074
Northern Star Resources Ltd.	500	4,892
Novagold Resources, Inc. (a)	2,336	22,609
		481,908

TOTAL MATERIALS		739,170

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
American Tower Corp.	156	35,016
Equity Commonwealth	368	10,039
Prologis (REIT), Inc.	105	10,464
Simon Property Group, Inc.	49	4,179
		59,698
UTILITIES - 0.3%
Electric Utilities - 0.3%
Iberdrola SA	404	5,775
NextEra Energy, Inc.	298	22,991
PG&E Corp. (a)	3,195	39,810
		68,576
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	300	7,050

TOTAL UTILITIES		75,626

TOTAL COMMON STOCKS
(Cost $12,132,862)		21,903,477

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Internet & Direct Marketing Retail - 0.0%
Zomato Pvt Ltd. Series J7 (c)(d)	1	4,110
Specialty Retail - 0.1%
Fanatics, Inc. Series E (c)(d)	290	5,014
TOTAL CONSUMER DISCRETIONARY		9,124
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Roofoods Ltd. Series F (a)(c)(d)	8	3,403
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc.:
Series F (a)(c)(d)	144	2,498
Series F1 (c)(d)	139	2,412
		4,910
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. Series N (c)(d)	74	19,980
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	236	7,701
TOTAL INDUSTRIALS		27,681
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
ByteDance Ltd. Series E1 (c)(d)	117	12,820
Software - 0.0%
Nuro, Inc. Series C (c)(d)	562	7,337
TOTAL INFORMATION TECHNOLOGY		20,157

TOTAL CONVERTIBLE PREFERRED STOCKS		65,275

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Cazoo Holdings Ltd.:
Series A (c)(d)	3	44
Series B (c)(d)	54	785
Series C (c)(d)	1	15
Series D (c)(d)	192	2,790
		3,634
TOTAL PREFERRED STOCKS
(Cost $67,592)		68,909

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.11% (e)
(Cost $511,713)	511,611	511,713
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $12,712,167)		22,484,099
NET OTHER ASSETS (LIABILITIES) - 1.0%		225,031
NET ASSETS - 100%		$22,709,130

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $196,137 or 0.9% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $109,442 or 0.5% of net assets.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc.	12/7/18	$588
23andMe, Inc. Series F	8/31/17	$1,999
23andMe, Inc. Series F1	12/9/20	$2,412
ByteDance Ltd. Series E1	11/18/20	$12,820
Cazoo Holdings Ltd.	9/30/20	$1,289
Cazoo Holdings Ltd. Series A	9/30/20	$41
Cazoo Holdings Ltd. Series B	9/30/20	$740
Cazoo Holdings Ltd. Series C	9/30/20	$14
Cazoo Holdings Ltd. Series D	9/30/20	$2,632
Epic Games, Inc.	7/30/20	$19,550
Fanatics, Inc. Series E	8/13/20	$5,014
Intact Financial Corp. rights 12/31/21	11/13/20	$10,234
Nuro, Inc. Series C	10/30/20	$7,337
Roofoods Ltd. Series F	9/12/17	$2,829
Space Exploration Technologies Corp. Series N	8/4/20	$19,980
Tanium, Inc. Class B	4/21/17 - 9/18/20	$7,801
Zipline International, Inc. Series E	12/21/20	$7,701
Zomato Pvt Ltd. Series J7	12/9/20	$4,073

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,188
Fidelity Securities Lending Cash Central Fund	15
Total	$2,203

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,028,347	$3,997,082	$31,265	$--
Consumer Discretionary	3,147,297	2,953,713	179,460	14,124
Consumer Staples	681,254	661,444	16,407	3,403
Energy	74,618	74,618	--	--
Financials	1,799,276	1,788,710	--	10,566
Health Care	2,681,065	2,618,892	56,656	5,517
Industrials	965,328	773,947	163,700	27,681
Information Technology	7,720,707	7,543,814	128,742	48,151
Materials	739,170	739,170	--	--
Real Estate	59,698	59,698	--	--
Utilities	75,626	75,626	--	--
Money Market Funds	511,713	511,713	--	--
Total Investments in Securities:	$22,484,099	$21,798,427	$576,230	$109,442

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.8%
Canada	3.3%
Cayman Islands	1.3%
Ireland	1.1%
Others (Individually Less Than 1%)	5.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $12,200,454)	$21,972,386
Fidelity Central Funds (cost $511,713)	511,713
Total Investment in Securities (cost $12,712,167)		$22,484,099
Cash		8,665
Foreign currency held at value (cost $9,922)		10,288
Receivable for investments sold		2,792
Receivable for fund shares sold		206,937
Dividends receivable		4,986
Distributions receivable from Fidelity Central Funds		39
Other receivables		748
Total assets		22,718,554
Liabilities
Payable for fund shares redeemed	$5,163
Other payables and accrued expenses	4,261
Total liabilities		9,424
Net Assets		$22,709,130
Net Assets consist of:
Paid in capital		$12,411,731
Total accumulated earnings (loss)		10,297,399
Net Assets		$22,709,130
Net Asset Value, offering price and redemption price per share ($22,709,130 ÷ 1,191,361 shares)		$19.06

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$136,518
Income from Fidelity Central Funds (including $15 from security lending)		2,203
Total income		138,721
Expenses
Independent trustees' fees and expenses	$135
Miscellaneous	945
Total expenses before reductions	1,080
Expense reductions	(17)
Total expenses after reductions		1,063
Net investment income (loss)		137,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,131)	2,208,681
Fidelity Central Funds	73
Foreign currency transactions	(619)
Total net realized gain (loss)		2,208,135
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $3,259)	3,297,417
Assets and liabilities in foreign currencies	(218)
Total change in net unrealized appreciation (depreciation)		3,297,199
Net gain (loss)		5,505,334
Net increase (decrease) in net assets resulting from operations		$5,642,992

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$137,658	$182,206
Net realized gain (loss)	2,208,135	(44,470)
Change in net unrealized appreciation (depreciation)	3,297,199	5,247,518
Net increase (decrease) in net assets resulting from operations	5,642,992	5,385,254
Distributions to shareholders	(1,482,822)	(314,958)
Share transactions
Proceeds from sales of shares	10,267,922	19,745,275
Reinvestment of distributions	1,482,822	314,958
Cost of shares redeemed	(21,457,319)	(13,598,178)
Net increase (decrease) in net assets resulting from share transactions	(9,706,575)	6,462,055
Total increase (decrease) in net assets	(5,546,405)	11,532,351
Net Assets
Beginning of period	28,255,535	16,723,184
End of period	$22,709,130	$28,255,535
Other Information
Shares
Sold	595,451	1,382,903
Issued in reinvestment of distributions	78,030	20,667
Redeemed	(1,333,136)	(967,508)
Net increase (decrease)	(659,655)	436,062

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Opportunistic Insights Fund

Years ended December 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$15.26	$11.82	$12.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.12	.11	.07
Net realized and unrealized gain (loss)	5.04	3.49	(.33)	2.17
Total from investment operations	5.14	3.61	(.22)	2.24
Distributions from net investment income	(.14)	(.10)	(.15)	(.04)
Distributions from net realized gain	(1.20)	(.07)	–	(.01)
Total distributions	(1.34)	(.17)	(.15)	(.05)
Net asset value, end of period	$19.06	$15.26	$11.82	$12.19
Total ReturnC,D	33.68%	30.56%	(1.85)%	22.37%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	- %H
Net investment income (loss)	.61%	.82%	.81%	.78%H
Supplemental Data
Net assets, end of period (000 omitted)	$22,709	$28,256	$16,723	$14,501
Portfolio turnover rateI	39%	67%	93%	28%H

 A For the period March 8, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Flex Opportunistic Insights Fund (the Fund) is a fund of Fidelity Contrafund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs)and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,784,821
Gross unrealized depreciation	(75,147)
Net unrealized appreciation (depreciation)	$9,709,674
Tax Cost	$12,774,425

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,442
Undistributed long-term capital gain	$573,593
Net unrealized appreciation (depreciation) on securities and other investments	$9,710,089

The tax character of distributions paid was as follows:

	December 31, 2020	December 31, 2019
Ordinary Income	$157,278	$ 179,453
Long-term Capital Gains	1,325,544	135,505
Total	$1,482,822	$ 314,958

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Opportunistic Insights Fund	8,802,852	20,357,626

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Opportunistic Insights Fund	$285

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note, and amounted to $447,577 and $1,519,451, respectively.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Opportunistic Insights Fund	$58

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Flex Opportunistic Insights Fund	$–	$–

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $17.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 47% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Contrafund and Shareholders of Fidelity Flex Opportunistic Insights Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Opportunistic Insights Fund (one of the funds constituting Fidelity Contrafund, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period March 8, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the three years in the period ended December 31, 2020 and for the period March 8, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period-B July 1, 2020 to December 31, 2020
Fidelity Flex Opportunistic Insights Fund	- %-C
Actual		$1,000.00	$1,213.90	$--D
Hypothetical-E		$1,000.00	$1,025.14	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Opportunistic Insight Fund voted to pay on February 08, 2021, to shareholders of record at the opening of business on February 05, 2021, a distribution of $0.546 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.017 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $1,899,137, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 28% and 80% of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 31% and 89% of the dividends distributed in February and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% and 3% of the dividends distributed in February and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	72,344,109,590.115	94.971
Withheld	3,830,453,053.232	5.029
TOTAL	76,174,562,643.346	100.000
Donald F. Donahue
Affirmative	72,379,829,662.975	95.018
Withheld	3,794,732,980.371	4.982
TOTAL	76,174,562,643.346	100.000
Bettina Doulton
Affirmative	72,672,607,741.197	95.403
Withheld	3,501,954,902.150	4.597
TOTAL	76,174,562,643.346	100.000
Vicki L. Fuller
Affirmative	76,174,562,643.346	95.665
Withheld	3,302,170,904.495	4.335
TOTAL	76,174,562,643.346	100.000
Patricia L. Kampling
Affirmative	72,440,745,750.200	95.098
Withheld	3,733,816,893.146	4.902
TOTAL	76,174,562,643.346	100.000
Alan J. Lacy
Affirmative	71,928,556,631.631	94.426
Withheld	4,246,006,011.716	5.574
TOTAL	76,174,562,643.346	100.000
Ned C. Lautenbach
Affirmative	71,259,860,753.748	93.548
Withheld	4,914,701,889.598	6.452
TOTAL	76,174,562,643.346	100.000
Robert A. Lawrence
Affirmative	72,022,885,128.366	94.550
Withheld	4,151,677,514.980	5.450
TOTAL	76,174,562,643.346	100.000
Joseph Mauriello
Affirmative	71,805,724,118.522	94.265
Withheld	4,368,838,524.824	5.735
TOTAL	76,174,562,643.346	100.000
Cornelia M. Small
Affirmative	72,193,236,701.205	94.773
Withheld	3,981,325,942.141	5.227
TOTAL	76,174,562,643.346	100.000
Garnett A. Smith
Affirmative	71,883,892,217.388	94.367
Withheld	4,290,670,425.958	5.633
TOTAL	76,174,562,643.346	100.000
David M. Thomas
Affirmative	72,052,952,536.197	94.589
Withheld	4,121,610,107.149	5.411
TOTAL	76,174,562,643.346	100.000
Susan Tomasky
Affirmative	72,505,011,517.089	95.183
Withheld	3,669,551,126.257	4.817
TOTAL	76,174,562,643.346	100.000
Michael E. Wiley
Affirmative	72,036,408,999.313	94.568
Withheld	4,138,153,644.034	5.432
TOTAL	76,174,562,643.346	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZPI-ANN-0221
1.9881595.103

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Contrafund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor New Insights Fund, Fidelity Contrafund, Fidelity Contrafund K6, Fidelity Flex Opportunistic Insights Fund and Fidelity Series Opportunistic Insights Fund (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$72,800	$6,200	$109,600	$2,500
Fidelity Contrafund	$192,800	$7,300	$14,800	$3,000
Fidelity Contrafund K6	$99,500	$5,800	$9,600	$2,400
Fidelity Flex Opportunistic Insights Fund	$49,200	$4,700	$12,600	$1,900
Fidelity Series Opportunistic Insights Fund	$66,300	$5,800	$11,500	$2,400

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor New Insights Fund	$77,000	$6,300	$104,100	$2,700
Fidelity Contrafund	$203,000	$7,400	$15,500	$3,200
Fidelity Contrafund K6	$134,000	$5,900	$5,200	$2,500
Fidelity Flex Opportunistic Insights Fund	$58,000	$4,800	$4,400	$2,100
Fidelity Series Opportunistic Insights Fund	$78,000	$5,900	$6,500	$2,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2020A	December 31, 2019A
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A	December 31, 2019A
PwC	$14,682,400	$12,535,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Contrafund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021